UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant   ☒ Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Zoetis Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2022 Annual Meeting and Proxy Statement

zoetis

Zoetis Inc. 10 Sylvan Way Parsippany, NJ 07054
NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
WHEN Thursday, May 19, 2022 8:00 a.m. Eastern Daylight Time
WHERE Virtual meeting webcast at: www.virtualshareholdermeeting.com/ZTS2022
RECORD DATE Close of Business on March 25, 2022

ITEMS OF BUSINESS

1.
Election of Class III Directors until the 2025 Annual Meeting of Shareholders for a three-year term (or until the 2023 Annual Meeting of Shareholders for a one-year term if Item 6 is approved and the Declassification Amendment is filed and becomes effective) as set forth in this proxy statement

2. Advisory vote to approve our executive compensation
3. Approval of an amendment and restatement of our 2013 Equity and Incentive Plan
4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022
5. Approval of an amendment to our Restated Certificate of Incorporation to eliminate supermajority voting provisions and certain provisions related to Pfizer Inc.
6. Approval of an amendment to our Restated Certificate of Incorporation to declassify the Board of Directors
7. Such other business as may properly come before the Annual Meeting of Shareholders

HOW TO VOTE
Shareholders on the Record Date are entitled to vote in the following ways:

Call 1 (800) 690-6903 (toll free)

Visit www.proxyvote.com

Return a properly completed, signed and dated proxy card

Attend the Annual Meeting of Shareholders webcast and vote your shares

Sincerely yours,
Heidi C. Chen
Executive Vice President,
General Counsel and Corporate Secretary
April 6, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2022:

Zoetis Inc.’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available online at www.proxyvote.com. We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 6, 2022, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our Proxy Statement and 2021 Annual Report and vote online.

As used in this proxy statement, the terms “we”, “us”, “our”, the “Company” or “Zoetis” refer to Zoetis Inc.

      ZOETIS 2022 PROXY STATEMENT

Proxy Summary

This summary highlights certain information in this proxy statement. As it is only a summary, please review our complete proxy statement and 2021 Annual Report before you vote.
2022 Annual Meeting
Time and Date	Thursday, May 19, 2022, at 8:00 a.m. EDT
Place	Online virtual meeting at: www.virtualshareholdermeeting.com/ZTS2022
Record Date	Close of business on March 25, 2022
Voting	Shareholders on the record date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.
Admission
Shareholders on the record date will be able to attend the Annual Meeting webcast, vote their shares electronically and submit questions online during the meeting by logging in to the website listed above using their 16-digit control number. Shareholders and guests who do not provide a 16-digit control number will still be able to attend the Annual Meeting in a listen-only mode, but will be unable to vote or ask questions.

Voting Matters and Board Recommendations
Item of Business	Our Board Recommendation	Reasons for Recommendation	See Page
1. Election of Class III Directors	✓ FOR	The Zoetis Board of Directors (the “Board”) has concluded it is in the best interests of Zoetis and its shareholders for each of Mr. Bisaro, Mr. D’Amelio and Mr. McCallister to continue serving as a Zoetis director because each nominee possesses skills, experience, and background, as reflected in their biographies set forth on pages 14 to 21, that enhance the quality of the Board.	11
2. Advisory vote to approve executive compensation (“Say on Pay”)	✓ FOR	The Board believes that our executive compensation program is designed to attract, incent and reward our leadership for increasing shareholder value and align the interests of leadership with those of our shareholders on an annual and long-term basis.	33
3. Approval of an Amendment and Restatement of our 2013 Equity and Incentive Plan	✓ FOR	The Board believes that it is in the best interests of the Company and its shareholders to approve the Amended and Restated 2013 Equity and Incentive Plan, which will increase the reserve of common stock available under the current plan and extend its term, in order to substantially assist us in continuing to attract and retain employees, consultants and non-employee directors.	71
4. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2022	✓ FOR	The Audit Committee and Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.	86

ZOETIS 2022 PROXY STATEMENT      1

Proxy Summary
Item of Business	Our Board Recommendation	Reasons for Recommendation	See Page
5. Approval of an amendment to our Restated Certificate of Incorporation to eliminate supermajority voting provisions and the Pfizer provisions	✓ FOR	The Board believes that it is in the best interests of Zoetis and its shareholders to amend Zoetis’ Restated Certificate of Incorporation to eliminate all supermajority voting provisions and certain provisions related to Pfizer Inc. (the “Pfizer provisions”).	90
6. Approval of an amendment to our Restated Certificate of Incorporation to declassify the Board	✓ FOR	The Board believes that it is in the best interests of Zoetis and its shareholders to amend Zoetis’ Restated Certificate of Incorporation to declassify the Board.	92

2      ZOETIS 2022 PROXY STATEMENT

Proxy Summary
2021 BUSINESS HIGHLIGHTS
Zoetis began 2021 with a focus on championing a healthier, more sustainable future and committed to playing our part as the world leader in animal health. We put our colleagues’ safety first as we continued to manage through the second year of the COVID-19 global pandemic and supported our veterinary customers with a steady supply of products to care for animals, including donating COVID-19 vaccines developed uniquely for animals to help protect those in zoos.
Despite the ongoing challenges of the COVID-19 global pandemic, we closed the year with a record-setting performance driven by our diverse portfolio of medicines, vaccines, diagnostics and devices sold in more than 100 markets around the world. In 2021 we grew revenue and adjusted net income by 15% and 19% operationally — our best year ever. Importantly, our performance demonstrated that animal health remains an essential industry and continues to have resilient growth drivers in the face of global challenges. Our performance was made possible by dedicated Zoetis colleagues, guided by a strong culture founded on our Core Beliefs.
Our strong financial performance has enabled us to continue with meaningful investments in our business, while returning capital to our shareholders. These investments support our five strategic priorities for growth: (1) drive innovative growth, (2) enhance customer experience, (3) lead in digital and data analytics, (4) cultivate a high-performing culture, and (5) champion a healthier, more sustainable future. And they are grounded in our purpose: to nurture our world and humankind by advancing care for animals.
1
Operational growth (a non-GAAP financial measure) is defined as growth excluding the impact of foreign exchange. Page 48 of our 2021 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2022, contains a reconciliation of this non-GAAP financial measure to reported results under GAAP for 2021.

2
Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 50 to 53 of our 2021 Annual Report on Form 10-K, filed with the SEC on February 15, 2022, contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2021.

ZOETIS 2022 PROXY STATEMENT      3

Proxy Summary
 OUR PURPOSE AND VALUES
 PURPOSE AND CORE BELIEFS

At Zoetis, we are a global team committed to nurturing the world and humankind by advancing care for animals. For 70 years, Zoetis has supported those who raise and care for animals — from clinics and homes to farms and ranches.
Our purpose — to nurture the world and humankind by advancing care for animals — inspires how we are reimagining animal health. We focus on innovations across the continuum of care for animals — from prediction and prevention to detection and treatment of disease — as well as in digital and data analytics to help accelerate the achievement of those goals. We also continue to promote and develop our highly engaged colleagues who help us champion a healthier, more sustainable future.
At Zoetis, our colleagues drive success and fuel our purpose. Colleagues around the globe take pride in our positive company culture. Our culture is founded on our Core Beliefs, which are part of the promise we make to our customers, investors and partners, and to each other as members of One Zoetis team. Our Core Beliefs have helped us create an award-winning workplace and become an employer of choice in animal health.

4      ZOETIS 2022 PROXY STATEMENT

Proxy Summary
DRIVEN TO CARE: THE ZOETIS SUSTAINABILITY INITIATIVE
In 2021, Zoetis focused on our Driven to Care long-term sustainability strategy, aspirations, and targets. Driven to Care outlines our commitments to customers, partners, the communities we serve, and our colleagues, and focuses on the following three pillars to become an even more sustainable business and to support a healthier future for us all: (i) care and collaborate for communities through partnerships and support of colleagues, customers and beyond; (ii) innovate in animal health to help solve sustainability challenges faced by animals and people; and (iii) protect the planet by stewarding resources and minimizing the direct impact of the Company’s operations. Our Driven to Care strategy was developed with the belief that healthier animals build a healthier future for all.
In recognition of our commitment to sustainability, Zoetis was named one of Newsweek’s Most Responsible Companies for 2022 and was included in Investor’s Business Daily’s 100 Best ESG Companies.
CARE AND COLLABORATION FOR OUR COMMUNITIES
As we continued to work differently in 2021 due to the pandemic, colleague engagement across Zoetis remained high (88% engagement rate as measured by our 2021 Colleague Engagement Surveys), with our colleagues recognizing that the actions Zoetis has taken to ensure flexibility and inclusion will remain lasting parts of our culture.
Diversity, Equity and Inclusion
At Zoetis, diversity, equity and inclusion (“DE&I”) has always been an important part of who we are as a company and a critical element of our success. It is demonstrated most visibly through the make-up of our leadership team and Board over the years: a diverse mix of gender, ethnicities and experiences. In 2021, we focused on DE&I by:
•
Supporting and nurturing eight colleague resource groups that serve as communities of interest and allyship;

•
Offering DE&I training to all colleagues around the globe, with 92% of colleagues completing DE&I-related education in 2021 and addressing topics including racial equity, unconscious bias, inclusive leadership and more; and

•
Developing strategic partnerships and close ties to sustainability and philanthropy to allow us to make a lasting impact on the communities where we live and work.

ZOETIS 2022 PROXY STATEMENT      5

Proxy Summary
As part of our continued commitment to DE&I and transparency and to demonstrate our progress against our aspirations we have published our consolidated EEO-1 data publicly at: www.zoetis.com/sustainability/communities/diversity-equity-inclusion.
Our EEO-1 data mentioned above, and any other information from the Zoetis website, are not part of, or incorporated by reference into this proxy statement. Some of the statements herein and the referenced reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, or provide aspirational goals that are not intended to be promises or guarantees. These statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.
Developing and Training our Colleagues
Talent development is a strategic priority for our business, and we offer opportunities for growth at all levels of the Company. Our goal is to ensure we have the right colleagues with the right skills in the right roles with the appropriate support to build leadership capability and drive organizational results. We offer the following tools to our colleagues to help further their development:
•
a customized, individualized, self-paced development program designed to help colleagues pursue their individual development goals;

•
a 360 feedback tool to support colleague development of core competencies;

•
a U.S. tuition reimbursement program, which reimburses full-time eligible colleagues up to $15,000 annually;

•
student loan repayment that provides education loan repayment assistance to U.S. colleagues who have student debt from their own current or completed education;

•
a global employee assistance program that provides colleagues and their families access to expert guidance and specialists supporting mental health and wellness;

•
mentoring programs — including one exclusively for women — to help colleagues enhance their business acumen and self-awareness skills, and obtain honest and constructive feedback;

•
an “opportunity finder” program for R&D colleagues to allow them to “raise their hand” for development assignments; and

•
multiple leadership development programs.

6      ZOETIS 2022 PROXY STATEMENT

Proxy Summary
Philosophy on Pay Equity
We are committed to maintaining an inclusive environment where every colleague can thrive. In 2017, we performed our first internal review of pay practices to ensure gender pay equity. This review found no material or unexplainable pay gaps based on gender. In 2020, we expanded this review beyond gender to include race/ethnicity across our U.S. colleagues. The 2020 review similarly confirmed that there were no noteworthy or unexplainable pay gaps related to gender or race/ethnicity. Our pay practices and processes include safeguards to ensure that salaries established when colleagues are hired, promoted or awarded annual salary increases consider relevant factors such as experience, qualifications, performance and applicable market data to seek pay equity across our colleagues. We will be conducting a similar pay-equity review in early 2022. We have a pay-for-performance culture and we measure performance against objectives established annually at the Company, organization and individual level. Individual objectives focus on two-to-three critical priorities plus day-to-day job responsibilities. Managers and colleagues meet annually to discuss performance against objectives.
Support our Communities
Zoetis supports and partners with colleagues, communities, customers and the people who raise and care for animals. We aspire to:
•
Support our communities by contributing at least 2,500 volunteer days (20,000) hours annually in the communities we serve;

•
Support veterinary professionals by providing at least $1 million in scholarships to veterinary students annually, focusing on underrepresented groups where possible, and providing access to professional programs for veterinarians;

•
Annually report on the number of animals cared for through charitable programs and in-kind donations; and

•
Annually report on the number of pet owners reached through charitable programs and in-kind donations.

The Zoetis Foundation
In 2021 we established the Zoetis Foundation and committed $35 million over five years. The signature work of the Foundation will focus on advancing opportunities for veterinarians and farmers globally, with grantmaking focused on education, wellness and improved livelihoods.
INNOVATION IN ANIMAL HEALTH
Zoetis uses our expertise in animal health to help solve sustainability challenges facing animals and people. Our efforts include providing products and services to enable sustainable livestock farms, promoting a preventive approach to animal health and promoting the responsible use of antibiotics. We also aim to grow access to veterinary care in emerging markets and help combat the diseases that pose the greatest risk to animals and humans. In 2021, we:
•
Through our African Livestock Productivity and Health Advancement (“A.L.P.H.A.”) initiative, with co-funding from Zoetis and the Bill & Melinda Gates Foundation, furthered the treatment of animals in Africa, by providing treatment to over 66 million animals to improve animal health and livelihoods in the region;

•
Continued training farmers and veterinary professionals in Africa through our A.L.P.H.A initiative, with over 25,500 people trained to-date;

ZOETIS 2022 PROXY STATEMENT      7

Proxy Summary
•
Leveraged the Zoetis Center for Transboundary and Emerging Diseases to develop and advance vaccines for high-impact emerging diseases globally; and

•
Developed a veterinary COVID-19 vaccine and committed to donate over 26,000 doses to zoos across the United States and Canada to help protect the health of over 100 mammalian species, including tigers, bears, lions, ferrets and primates.

THE DRIVE TO PROTECT OUR PLANET
Zoetis aspires to steward resources responsibly and minimize our impact, as we deliver products and services that advance the health of animals. Specifically, Zoetis aims to reduce our carbon footprint, rethink our packaging to reduce its environmental impact, and focus on sustainability in all our locations. In 2021 we:
•
Announced our revised goal to achieve carbon neutrality in our operations by 2030, including sourcing 100% renewable energy and reducing energy intensity in manufacturing and R&D activities and increasing the percentage of electric vehicles in our fleet;

•
Entered into a new 15-year virtual power purchase agreement with Vesper which will generate more than 40 megawatts of renewable energy to power approximately 33% of Zoetis’ North American operations’ projected energy needs;

•
Increased the number of manufacturing sites operating on renewable energy to 9 (out of 28), and began operating on renewable energy in Zoetis’ two largest offices outside the United States;

•
Improved our packaging designs for multiple products, including moving from plastic to cardboard or paper designs for certain products; and

•
Initiated other key energy efficiency projects, including optimization of HVAC systems and improving lighting efficiency at Zoetis locations.

OVERSIGHT OF SUSTAINABILITY MATTERS
Sustainability and environmental, social and governance (“ESG”) issues are important priorities for Zoetis. Leadership of Sustainability starts with our Board, Chief Executive Officer (“CEO”) and senior management, and cascades across our enterprise. Our Chief Sustainability Officer helps define the ESG agenda and provides daily management and oversight of our global sustainability initiatives and goals and regular reports to the rest of the Zoetis Executive Team.
Our Board exercises ultimate oversight over Zoetis’ sustainability program and strategy, provides guidance regarding sustainability goals and monitors the Company’s sustainability progress on an ongoing basis. In early 2022, we changed the name of our Corporate Governance Committee to the Corporate Governance and Sustainability Committee to reflect its primary responsibility for overseeing progress on all of our ESG and sustainability practices, coordinating the ESG activities of the other Board Committees, reporting regularly to the full Board on the progress of the Company’s sustainability initiatives, and overseeing our corporate responsibility and governance practices. The Chief Sustainability Officer provides periodic updates to the full Board and to the Corporate Governance and Sustainability Committee. Each Committee of the Board also contributes to the oversight of Zoetis’ sustainability program and strategy and helps inform the Board’s ultimate oversight.

8      ZOETIS 2022 PROXY STATEMENT

Proxy Summary

Board of Directors
Corporate Governance and Sustainability Committee
Audit Committee
• Compliance
• Financial reporting
• Transparency
• ERM process
• Data privacy and security (including cybersecurity)
• Disclosures (financial/SOX/SEC-required)
Human Resources Committee
• DE&I (employees)
• Human capital/employee engagement
• Compensation (employees)
• Disclosures (DE&I, employees)
Quality and Innovation Committee
• Waste and toxicity/packaging
• Human capital/employee engagement
• Employee health and safety
• Animal welfare
• Adverse events reporting
• Product safety and quality
• Human health impact/antibiotics
• Supply chain/business continuity
Corporate Governance and Sustainability Committee
• Natural resources/climate
• DE&I (directors)
• Community/foundation/human rights
• Board structure/shareholder rights
• Conflicts/related party/ethics
• Compensation (directors)
• Public policy/political spending
• Disclosures (general sustainability/ESG)
Chief Executive Officer, Chief Sustainability Officer and Zoetis Executive Team
Management
Select Employee Teams
Responsible for implementation

SUSTAINABILITY REPORTING / MORE INFORMATION
To learn more about our progress on our Driven to Care strategy and ESG commitments please see our Sustainability Report and accompanying ESG Appendix, which is available at http://www.zoetis.com/sustainability. Our ESG reporting takes into account the disclosure frameworks and guidance of leading sustainability organizations, such as the Sustainability Accounting Standards Board, the Task Force on Climate-Related Financial Disclosures, and the United Nations Sustainable Development Goals. In addition, in 2021 Zoetis participated in the CDP (formerly the Carbon Disclosure Project) climate survey for the first time. We believe these efforts reflect the best interests of our employees, our shareholders, our customers and various other stakeholders, including the communities in which we operate and serve.

ZOETIS 2022 PROXY STATEMENT      9

Proxy Summary
SUMMARY INFORMATION ABOUT OUR DIRECTOR NOMINEES AND CONTINUING DIRECTORS
Additional information about our directors can be found under “Information About Directors” on pages 13 to 21.
	Paul M. Bisaro	Frank A. D’Amelio	Sanjay Khosla	Antoinette R. Leatherberry	Michael B. McCallister	Gregory Norden	Louise M. Parent	Kristin C. Peck	Willie M. Reed	Linda Rhodes	Robert W. Scully
Experience, Skills
Academia			✓	✓					✓	✓
Animal Health		✓	✓			✓		✓	✓	✓
Consumer Products		✓	✓		✓	✓	✓
Digital & Technology		✓	✓	✓	✓
Global Businesses	✓	✓	✓			✓	✓	✓			✓
Human Capital Management		✓	✓	✓	✓		✓	✓	✓		✓
Life Sciences	✓	✓			✓	✓		✓	✓	✓
Manufacturing & Supply	✓	✓	✓					✓
Marketing & Sales	✓		✓		✓			✓		✓	✓
Mergers & Acquisitions	✓	✓	✓		✓	✓	✓	✓			✓
Other Public Company Board Member	✓	✓	✓		✓	✓	✓	✓		✓	✓
Public Company CEO	✓				✓			✓
Public Company CFO; or Finance and Accounting		✓			✓	✓					✓
Public Company GC; Compliance; or Corporate Governance	✓			✓	✓		✓
Research & Development			✓		✓				✓	✓
Demographic Background
Board Tenure
Full Years	6	9	8	1	9	9	8	2	8	4	8
Age (as of March 18, 2022)
Years Old	61	64	70	60	69	64	71	50	67	72	72
Gender
Male	M	M	M		M	M			M		M
Female				F			F	F		F
LGBTQIA+ (optional reporting)
Identify as LGBTQIA+
Race* (optional reporting)
Black or African American				✓					✓
American Indian or Alaska Native
Asian			✓
White	✓	✓			✓	✓	✓	✓		✓	✓
Native Hawaiian or Other Pacific Islander
Other
Did not wish to identify
Ethnicity* (optional reporting)
Hispanic or Latino
Not Hispanic or Latino	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Did not wish to identify
Director Nominee	Continuing Director	*	Based on U.S. Census Bureau designations

10      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS

ITEM 1	ELECTION OF DIRECTORS
Our Board currently consists of eleven directors divided into three classes. The directors hold office for staggered terms of three years and until their successors are elected and qualified, or until their earlier death, resignation or removal. One of the three classes is elected each year to succeed the directors whose terms are expiring. If Item 6 is approved and the Declassification Amendment (as defined herein) is filed and becomes effective, then each class of directors will be elected to a one-year term rather than a three-year term upon the expiration of such class’s existing term, beginning with the 2022 Annual Meeting of Shareholders, resulting in a fully declassified Board beginning with the 2024 Annual Meeting of Shareholders.
The directors in Class III, whose terms expire at the 2022 Annual Meeting of Shareholders, are Mr. Paul M. Bisaro, Mr. Frank A. D’Amelio and Mr. Michael B. McCallister. Each of Mr. Bisaro, Mr. D’Amelio and Mr. McCallister has been nominated by the Board, upon the recommendation of its Corporate Governance and Sustainability Committee, to stand for election for a term expiring at the 2025 Annual Meeting of Shareholders (or at the 2023 Annual Meeting of Shareholders if Item 6 is approved and the Declassification Amendment (as defined herein) is filed and becomes effective). The Corporate Governance and Sustainability Committee considers a number of factors and principles in determining the slate of director nominees for election to the Board, as discussed in the section titled “Director Nominations” below. The Corporate Governance and Sustainability Committee and the Board have evaluated each of Mr. Bisaro, Mr. D’Amelio and Mr. McCallister against the factors and principles Zoetis uses to select director nominees. Based on this evaluation, the Corporate Governance and Sustainability Committee and the Board have concluded that it is in the best interests of Zoetis and its shareholders for each of Mr. Bisaro, Mr. D’Amelio and Mr. McCallister to continue to serve as a director of Zoetis.
Our Board has appointed Heidi C. Chen and Salvatore J. Gagliardi as proxies to vote your shares on your behalf. The proxies intend to vote for the election of Mr. Bisaro, Mr. D’Amelio and Mr. McCallister unless you indicate otherwise on your proxy card, voting instruction form or when you vote by telephone or online. Each candidate has consented to being named in this proxy statement and serving as a director if elected. However, if any nominee is not able to serve, the Board can either designate a substitute nominee to serve in his or her place as a director or reduce the size of the Board. If the Board nominates another individual, the person named as a proxy may vote for such substitute nominee.
In order to be elected, a nominee must receive more votes cast “For” than “Against” his or her election. Abstentions and broker non-votes will have no effect on the outcome of the vote. See “Corporate Governance Principles and Practices  —  Majority Voting Standard for Director Elections” for more information about our procedures if a nominee fails to receive a majority of the votes in an uncontested election.
Our Board recommends that you vote “For” the election of each of the Board’s nominees for election  —   Mr. Bisaro, Mr. D’Amelio and Mr. McCallister  —  to serve as directors of Zoetis until our 2025 Annual Meeting (or until our 2023 Annual Meeting of Shareholders if Item 6 is approved and the Declassification Amendment

ZOETIS 2022 PROXY STATEMENT      11

CORPORATE GOVERNANCE AT ZOETIS
(as defined herein) is filed and becomes effective) and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Board believes that each of these three nominees has a strong track record of being a responsible steward of shareholders’ interests and of bringing valuable insight, perspective and expertise to the Board. In each individual’s biography set forth on pages 14 to 21, we highlight specific experience, qualifications and skills that led the Board to conclude that each individual should continue to serve as a director of Zoetis.
ITEM 1 RECOMMENDATION: OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. BISARO, MR. D’AMELIO AND MR. MCCALLISTER AS DIRECTORS.

12      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
INFORMATION ABOUT DIRECTORS
OUR DIRECTORS
The following table sets forth certain information regarding the director nominees and the directors of the Company whose terms will continue after the 2022 Annual Meeting of Shareholders.
Name	Age(1)	Position(s) with the Company	Term Expires
Paul M. Bisaro*	61	Director	2022 (2)
Frank A. D’Amelio*	64	Director	2022(2)
Sanjay Khosla*	70	Director	2024
Antoinette Leatherberry*	60	Director	2024
Michael B. McCallister*	69	Non-Executive Chair of the Board and Director	2022(2)
Gregory Norden*	64	Director	2023
Louise M. Parent*	71	Director	2023
Kristin C. Peck	50	CEO and Director	2023
Willie M. Reed*	67	Director	2024
Linda Rhodes*	72	Director	2024
Robert W. Scully*	72	Director	2023

*
Independent Director

(1)
As of March 18, 2022.

(2)
Nominee for re-election at the 2022 Annual Meeting for a term expiring in 2025 (or 2023, as described herein).

ZOETIS 2022 PROXY STATEMENT      13

CORPORATE GOVERNANCE AT ZOETIS
OUR DIRECTOR NOMINEES
PAUL M. BISARO Age 61 Director since May 2015
Specific qualifications:
•
Senior management experience, including as former CEO of Actavis plc (formerly Watson Pharmaceuticals) and Impax Laboratories, Inc.

•
Experience in global healthcare and pharmaceutical industries

•
Expertise in mergers and acquisitions

•
Public company director experience

Former Executive Chairman of Amneal Pharmaceuticals, Inc., a specialty pharmaceutical company, from May 2018 to August 2019. Amneal was formed by the merger of Amneal Pharmaceuticals LLC and Impax Laboratories, Inc., where Mr. Bisaro formerly served as President and Chief Executive Officer from March 2017 to May 2018. Mr. Bisaro was previously the Executive Chairman of the Board of Directors of Allergan plc (formerly Actavis plc) from July 2014 to October 2016. Until June 2014, Mr. Bisaro served as Board Chairman, President and Chief Executive Officer of Actavis (formerly Watson Pharmaceuticals). He was appointed President, Chief Executive Officer and a member of the Board of Watson in September 2007 and was later appointed Board Chairman in October 2013. Prior to Watson, Mr. Bisaro was President, Chief Operating Officer and member of the Board of Barr Pharmaceuticals, Inc. Mr. Bisaro served as Barr’s General Counsel from 1992 to 1999, and from 1997 to 1999 served in various additional capacities including Senior Vice President — Strategic Business Development. Prior to Barr, Mr. Bisaro was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds from 1989 to 1992. In addition to his service on the Zoetis Board, Mr. Bisaro serves on the Board of TherapeuticsMD, Inc. He also serves on the Board of Visitors of The Catholic University of America’s Columbus School of Law. Mr. Bisaro previously served on the Boards of Allergan plc (and its predecessor companies) until 2018, Zimmer Biomet Holdings, Inc. until 2017 and Amneal Pharmaceuticals (and its predecessor Impax) until 2019. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from The Catholic University of America in Washington, D.C. Mr. Bisaro’s business, management and leadership experience, his understanding of the pharmaceutical industry, and his public company board experience make him a valuable member of our Board.
FRANK A. D’AMELIO Age 64 Director since July 2012
Specific qualifications:
•
Experience in finance and accounting and senior management, including as CFO of Pfizer

•
Expertise in mergers and acquisitions

•
Global business experience

•
Public company director experience

Executive Vice President and Chief Financial Officer of Pfizer Inc., a global pharmaceutical company, since June 2020 and a member of Pfizer’s Senior Executive Leadership Team. From June 2020 through December 2021 Mr. D’Amelio also served as Pfizer’s Executive Vice President, Global Supply and Business

14      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
Operations. Mr. D’Amelio previously served as Pfizer’s Executive Vice President, Business Operations and Global Supply and Chief Financial Officer from October 2018 until June 2020 and Executive Vice President, Business Operations and Chief Financial Officer from December 2010 to September 2018. He joined Pfizer in September 2007 and held various positions, including Senior Vice President and Chief Financial Officer. From November 2006 to August 2007, Mr. D’Amelio was the Senior Executive Vice President of Integration and Chief Administrative Officer at Alcatel-Lucent, S.A., a global telecommunications equipment company. Prior to the merger of Alcatel and Lucent Technologies in 2006, Mr. D’Amelio was the Chief Operating Officer of Lucent Technologies, with responsibility for leading business operations, including sales, the product groups, the services business, the supply chain, information technology operations, human resources and labor relations. In 2001, he was appointed Executive Vice President and Chief Financial Officer of Lucent and in 2004 was promoted to be Executive Vice President, Chief Administrative Officer and Chief Financial Officer and helped lead Lucent through one of the most challenging periods in the telecom industry’s history and returned the company to profitability. In addition to his service on the Zoetis Board, Mr. D’Amelio is a member of the Board of Directors of Humana Inc. He also serves on the Board of the Independent College Fund of New Jersey, and formerly served as a member of the National Advisory Board of JPMorgan Chase & Co. Mr. D’Amelio earned his bachelor’s degree in Accounting from St. Peter’s College and his MBA in Finance from St. John’s University. Mr. D’Amelio’s senior management experience and finance expertise, along with his public company board experience, make him a valuable member of our Board.
MICHAEL B. MCCALLISTER Age 69 Director since January 2013 Board Chair since June 2013	Specific qualifications: • Senior management experience, including as former CEO of Humana • Accounting background • Board chair experience • Public company director experience
Former Chairman of the Board and CEO of Humana Inc. Mr. McCallister joined Humana, a health care company offering insurance products and health and welfare services, in 1974 and was its Chief Executive Officer from 2000 until his retirement in 2012. During his tenure as CEO, Humana gained a reputation as one of the industry’s leading people-focused innovative companies, leveraging products, processes and technology to help individuals take control of their own health. He also served as Chairman of the Board of Humana from 2010 to 2013. In addition to his service on the Zoetis Board, Mr. McCallister serves on the Boards of AT&T and Fifth Third Bank. Mr. McCallister served for many years on the Board of the Business Roundtable and was Chairman of its Health and Retirement Task Force. Mr. McCallister holds a bachelor’s degree in Accounting from Louisiana Tech University and an MBA from Pepperdine University. Mr. McCallister’s senior management experience in the healthcare industry, along with his public company board experience, make him a valuable member of our Board.

ZOETIS 2022 PROXY STATEMENT      15

CORPORATE GOVERNANCE AT ZOETIS
REMAINING CURRENT DIRECTORS
SANJAY KHOSLA Age 70 Director since June 2013
Specific qualifications:
•
International business and management experience, including as EVP and President, Developing Markets of Kraft Foods (now Mondelēz International)

•
Global operational experience, including in developing markets

•
Experience in animal health industry

•
Public company director experience

Former Executive Vice President and President, Developing Markets of Mondelēz International, Inc. from 2007 to 2013. Mr. Khosla brings more than 35 years of international business experience from his career with food, beverage and consumer product leaders such as Mondelēz, Kraft, Fonterra and Unilever, where he managed various business units, particularly in developing markets. As President, Developing Markets of Kraft Foods (now Mondelēz International) from 2007 to 2013, Mr. Khosla transformed the $5 billion business into a $16 billion business, while significantly improving profitability. He also has animal health experience from his three-year tenure from 2004 to 2007 as Managing Director of Fonterra Brands and Food Service, a multinational dairy cooperative based in New Zealand. In addition to his service on the Zoetis Board, Mr. Khosla serves on the Board of Igniting Consumer Health Acquisition Company Limited, and also serves on a number of private company Boards and is currently a senior fellow and adjunct professor at the Kellogg School of Management, Northwestern University and a Senior Advisor for the Boston Consulting Group. Mr. Khosla is also CEO of Bunnik LLC, a management consulting firm. Mr. Khosla formerly served on the Boards of Iconix Brand Group, Inc. until 2018 and NIIT, Ltd. until 2017. He also has served as a director of Best Buy, Inc. until 2015. Mr. Khosla holds a bachelor’s degree in electrical engineering from the Indian Institute of Technology in New Delhi. Mr. Khosla also completed the Advance Management Program at Harvard Business School. Mr. Khosla’s international business and management experience, along with his public company board experience, make him a valuable member of our Board.
ANTOINETTE R. LEATHERBERRY Age 60 Director since December 2020
Specific qualifications:
•
Extensive experience with complex technology transformations during her Deloitte career advising Fortune 500 companies

•
Strategic digital technology experience

•
Corporate governance expertise

•
Diversity and inclusion leadership

Former Principal at Deloitte. Ms. Leatherberry retired from Deloitte, an industry-leading consulting, audit, tax, and advisory services company, in 2020 after culminating a 30-year career of working with Fortune 500 companies on complex information technology transformations and operational issues. At Deloitte, she most recently served as Board Relations Leader for the Risk and Financial Advisory practice from 2017 to 2020. Prior to 2017, she served as Principal, Technology Strategy from 2004 to 2017. Ms. Leatherberry also served

16      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
as President of the Deloitte Foundation from 2016 to 2020. She has authored numerous articles and publications on information technology and governance and was named to the National Association of Corporate Directors (NACD) Directorship 100 in 2019 and 2020. Ms. Leatherberry has been recognized in such publications as Consulting Magazine’s Top 25 Consultants and Black Enterprise’s Most Powerful Women in Business. She has also devoted much of her professional life to creating opportunities for women and people of color. At Deloitte, Ms. Leatherberry was the principal architect of The Board Leadership Forum and the NextGen CEO Academy, which helped place more than 70 Black leaders into executive level and board roles. She serves as Chair Emeritus of the Executive Leadership Council (ELC), a preeminent association of Black business leaders, which focuses on board and executive leadership development, philanthropy, skills, and talent development. In addition to her service on the Zoetis Board, Ms. Leatherberry serves on the Board of Directors of Digital Direct Holdings, the American Family Insurance Mutual Holding Company, the Widener University Board of Trustees, the Boston University Board of Trustees and STRIVE. She holds a bachelor’s degree in Mechanical Engineering from Boston University and an MBA in Operations Management and Supervision from Northeastern University. She is currently pursuing a doctorate in higher education policy at Widener University. Ms. Leatherberry’s extensive experience with complex technology transformations, her strategic digital technology experience, and corporate governance expertise, along with her diversity and inclusion leadership, make her a valuable member of our Board.
GREGORY NORDEN Age 64 Director since January 2013
Specific qualifications:
•
Corporate finance experience, including as former CFO of Wyeth

•
Experience in global healthcare and pharmaceutical industries

•
Accounting background, including as an audit manager at a major accounting firm

•
Public company director experience

Former Chief Financial Officer of Wyeth, LLC. Prior to his role as Chief Financial Officer of Wyeth, Mr. Norden held various senior positions with Wyeth Pharmaceuticals and American Home Products. Prior to his affiliation with Wyeth, Mr. Norden served as Audit Manager at Arthur Andersen & Co. In addition to his service on the Zoetis Board, Mr. Norden serves on the boards of NanoString Technologies, Praxis, and Royalty Pharma. Mr. Norden is a former director of Human Genome Sciences, Univision, where he served until 2020, and Welch Allyn. In addition, Mr. Norden is the Managing Director of G9 Capital Group LLC, which invests in early stage ventures and provides corporate finance advisory services. Mr. Norden’s background in finance and experience as a senior executive in the global healthcare and pharmaceutical industries, along with his public company board experience, make him a valuable member of our Board.

ZOETIS 2022 PROXY STATEMENT      17

CORPORATE GOVERNANCE AT ZOETIS
LOUISE M. PARENT Age 71 Director since August 2013
Specific qualifications:
•
Legal, operations, senior management and global business experience as former General Counsel and executive of American Express

•
Experience in corporate governance, board matters, compliance and risk management

•
Global business experience

•
Public company director experience

Former Executive Vice President and General Counsel of American Express Company, a global services company that provides charge and credit card products and travel-related services, from 2003 to 2013. From 2014 through 2021, Ms. Parent served as Of Counsel at the law firm of Cleary Gottlieb Steen & Hamilton LLP. Ms. Parent brings deep experience in corporate governance and board matters, and in compliance and risk management, gained during her tenure with American Express, where she worked extensively with the Audit, Compensation, and Nomination and Governance committees in her role as General Counsel. Ms. Parent also served on the Operating Committee and global management team of American Express from 2003 through 2013, was a member of the Board of American Express Centurion Bank through 2013 and served on the Supervisory Board of Deutsche Bank AG from 2014 to 2018. In addition to her service on the Zoetis Board, Ms. Parent serves on the Board of Fidelity National Information Services Inc. Ms. Parent holds a bachelor’s degree from Smith College and a law degree from Georgetown University Law Center. Ms. Parent’s experience in corporate governance, compliance, risk management and global management, along with her public company board experience and financial literacy, make her a valuable member of our Board.
KRISTIN C. PECK Age 50 Director since October 2019
Specific qualifications:
•
Knowledge and leadership of Zoetis as our current CEO

•
Experience in animal health and pharmaceutical industries

•
Senior management and global business experience

•
Public company director experience

Chief Executive Officer since January 2020 and a member of the Board since October 2019. Prior to becoming CEO, Ms. Peck was Executive Vice President and Group President, U.S. Operations, Business Development and Strategy at Zoetis from March 2018 to December 2019. Ms. Peck previously served as our Executive Vice President and President, U.S. Operations from May 2015 to February 2018 and Executive Vice President and Group President from October 2012 through April 2015. In these roles, Ms. Peck helped usher Zoetis through its Initial Public Offering in 2013 and has been a driving force of change in areas including Global Manufacturing and Supply, Global Poultry, Global Diagnostics, Corporate Development, and New Product Marketing and Global Market Research. Before joining Zoetis, Ms. Peck served as Executive Vice President, Worldwide Business Development and Innovation at Pfizer Inc. and as a member of Pfizer’s Executive Leadership Team. Prior to joining Pfizer, Ms. Peck held roles at The Boston Consulting Group (BCG) as well as in private equity and real estate finance at The Prudential Realty Group, The O’Connor Group and J.P. Morgan.

18      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
Ms. Peck is on the Board of BlackRock, the world’s largest asset management firm. Ms. Peck is a member of the Business Roundtable, and is also a member of the Advisory Board for the Deming Center for Quality, Productivity and Competitiveness at Columbia Business School. Named a Fortune 2020 Businessperson of the Year, Ms. Peck has been recognized for her leadership and Zoetis’ strong performance, including its resilience during the COVID-19 pandemic.
She previously served as a member of the Thomson Reuters’ Board of Directors from 2016 to 2020. As a recipient of the 2019 Feather in Her Cap Award, she has been recognized for her leadership and contributions to the animal health industry, and her work in mentoring women and helping them advance their careers in animal health.
Ms. Peck holds a bachelor’s degree from Georgetown University and an MBA from Columbia Business School. Ms. Peck’s knowledge and leadership of the Company as our current CEO, her animal health and pharmaceutical industry experience, along with her public company board experience, make her a valuable member of our Board.
WILLIE M. REED Age 67 Director since March 2014
Specific qualifications:
•
Thought leadership in the animal health community, including as Dean of the College of Veterinary Medicine at Purdue University

•
Doctorates in veterinary medicine and pathology

•
Expertise in infectious diseases, avian pathology, veterinary medicines, diagnostics and vaccines

•
Senior management experience

Dean of the College of Veterinary Medicine at Purdue University since 2007. Dr. Reed has more than 38 years of experience in animal health and veterinary medicine, gained during his tenure at Purdue University and Michigan State University, and as a Diplomate of the American College of Veterinary Pathologists and Charter Diplomate of the American College of Poultry Veterinarians. Dr. Reed has served as President of the Association of American Veterinary Medical Colleges, President of the American Association of Veterinary Laboratory Diagnosticians, President of the American Association of Avian Pathologists and Chair of the American Veterinary Medical Association Council on Research. He has served on a number of committees for the National Institutes of Health and the United States Department of Agriculture. Dr. Reed has a DVM from Tuskegee University and a Ph.D. in Veterinary Pathology from Purdue University. Dr. Reed’s expertise in veterinary medicines, diagnostics and vaccines and his thought leadership in the animal health community make him a valuable member of our Board.

ZOETIS 2022 PROXY STATEMENT      19

CORPORATE GOVERNANCE AT ZOETIS
LINDA RHODES Age 72 Director since August 2017
Specific qualifications:
•
Broad animal health industry experience, including as CEO of animal health start-up company and founder of animal health contract research organization

•
Experience in private veterinary practice

•
Doctorates in veterinary medicine and physiology

•
Public company director experience

Former Chief Scientific Officer and Chief Executive Officer of Aratana Therapeutics, Inc. Dr. Rhodes served as Chief Scientific Officer of Aratana Therapeutics from 2012 to 2016 and served as its Chief Executive Officer and Board member from 2011 to 2012. Dr. Rhodes has extensive experience as a research scientist, academic, veterinary practitioner and business leader, spanning 33 years across the animal health industry. She is a founder of AlcheraBio, LLC, a veterinary contract research organization (currently named Argenta), and held research positions with Merial, Merck and Company, and Sterling-Winthrop Drug Company. Dr. Rhodes also held several teaching positions and worked as a bovine veterinarian in private practice for many years. Dr. Rhodes served as a member of the Board of Directors of ImmuCell Corporation until 2017. She is currently an adjunct faculty member of the Graduate Program in Endocrinology and Animal Biosciences at Rutgers University in New Brunswick, New Jersey. She serves on the Scientific Advisory Board of the Found Animals Foundation and on the Board of Directors of the Alliance for Contraception in Cats and Dogs. Dr. Rhodes earned her VMD from the University of Pennsylvania and her Ph.D. in Physiology from Cornell University. Dr. Rhodes’ experience as a research scientist, academic, veterinary practitioner, entrepreneur and business leader, her public company board experience and her knowledge of the animal health business make her a valuable member of our Board.
ROBERT W. SCULLY Age 72 Director since June 2013
Specific qualifications:
•
Experience in financial services and global management, including as a member of the Office of the Chairman of Morgan Stanley

•
Public company experience in risk management, audit and financial reporting

•
Mergers and acquisitions expertise

•
Public company director experience

Former member of the Office of the Chairman of Morgan Stanley. Mr. Scully has nearly 35 years of experience in the financial services industry. He served as a member of the Office of the Chairman of Morgan Stanley from 2007 until his retirement in 2009, where he had previously been Co-President of the firm, Chairman of Global Capital Markets and Vice Chairman of Investment Banking. Prior to joining Morgan Stanley in 1996, he served as a Managing Director at Lehman Brothers and at Salomon Brothers Inc. In addition to his service on the Zoetis Board, Mr. Scully serves on the Boards of KKR & Co. Inc. and Chubb Limited. Previously, he served as a director of UBS Group AG, where he served until 2020, Bank of America Corporation, GMAC Financial Services and MSCI Inc., and as a Public Governor of FINRA, Inc., the Financial Industry Regulatory Authority. Mr. Scully holds a bachelor’s degree from Princeton University and an MBA from Harvard Business School, where he

20      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
previously served on its Board of Dean’s Advisors. Mr. Scully’s global management experience, financial acumen, M&A expertise and investor insights, along with his public company board experience, make him a valuable member of our Board.

ZOETIS 2022 PROXY STATEMENT      21

CORPORATE GOVERNANCE AT ZOETIS
KEY CORPORATE GOVERNANCE FEATURES
Topic	Zoetis Key Corporate Governance Feature
Board Quality and Independence
•
Board consists of highly-qualified, experienced and diverse directors with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk

•
All directors are independent other than our current CEO

Independent Board Chair	• Board Chair is an independent director and is elected by the Board annually
Board Committees	• All four Board Committees — Audit, Human Resources, Corporate Governance and Sustainability, Quality and Innovation — are composed entirely of independent directors
Executive Sessions	• Directors hold regularly scheduled executive sessions where directors can discuss matters without management presence • Independent Board Chair presides over all executive sessions of the Board
Board Oversight of Risk	• Risk oversight by full Board and Committees, including oversight of the Enterprise Risk Management program, financial reporting, information security and audit risk assessments
Proxy Access	• Our shareholders may nominate directors through proxy access
Board Oversight of Management Succession	• Board regularly reviews and discusses succession plans for CEO and other key executives
Board Self-Evaluation	• Our Board conducts an annual evaluation of itself and each of its Committees
Accountability
•
In uncontested director elections, our directors are elected by a majority of votes cast

•
Each share of common stock is entitled to one vote

•
Our Code of Conduct fosters a culture of honesty and accountability

•
Anti-hedging and anti-pledging policies covering directors and employees

•
Claw-back policy covering incentive compensation paid to executives

Director Stock Ownership	• Each non-employee director is required to hold Zoetis stock worth at least $500,000 (including share equivalent units), subject to a five-year grace period
Open Lines of Communication
•
Processes in place to facilitate communication with shareholders and other stakeholders

•
Board promotes open and frank discussions with management and there is ongoing communication between our Board (including the Board and Committee Chairs) and management

•
Our directors have access to all members of management and other employees and are authorized to hire outside advisors at the Company’s expense

Board Refreshment
•
Led by the Corporate Governance and Sustainability Committee, the Board regularly reviews the Board’s composition with a focus on identifying and evaluating potential board candidates

•
Mandatory Retirement Policy at age 75, absent special circumstances

Director Orientation and Continuing Education
•
Comprehensive orientation for new directors

•
Continuing education consisting of in-house presentations, presentations by industry and subject matter experts, third-party director courses and site and customer visits

Board Diversity
•
Diverse board with female and racial/ethnic representation

•
Board considers diversity of skills, experience, race, ethnicity, gender, cultural background and thought among directors when evaluating director nominees

•
The Corporate Governance and Sustainability Committee considers, and asks search firms to include in candidate lists, diverse director candidates who meet applicable search criteria

Corporate Responsibility & ESG/Sustainability
•
The Board exercises ultimate oversight over the Company’s sustainability strategy and program, and monitors the Company’s overall sustainability progress

•
The Board’s Committees oversee the Company’s sustainability practices, including animal welfare, human capital management, DE&I, pay equity, compliance, environmental, health and safety and manufacturing quality matters, public policy issues and corporate governance

•
In June 2021, Zoetis published our first Sustainability Report, which takes into account the disclosure frameworks and guidance of leading sustainability organizations, such as the Sustainability Accounting Standards Board, the Task Force on Climate-Related Financial Disclosures, and the United Nations Sustainable Development Goals

•
In 2021 Zoetis participated in the CDP (formerly the Carbon Disclosure Project) climate change survey for the first time

22      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES
DIRECTOR INDEPENDENCE
It is the policy of the Company, and a requirement under New York Stock Exchange (“NYSE”) listing standards, that a majority of our Board consists of independent directors. To assist it in determining director independence, our Board has adopted categorical independence standards, referred to as our Director Qualification Standards, which meet the independence requirements of the NYSE. Our Director Qualification Standards can be found in the Corporate Governance section of our website at www.zoetis.com.
To be considered “independent” under our Director Qualification Standards, a director must be determined by our Board to have no material relationship with the Company other than as a director. In addition, under our Director Qualification Standards, a director is not independent if the director is, or has been within the last three years, an employee of the Company or an employee of any subsidiary of the Company’s consolidated group for financial reporting.
From January 1, 2021 to May 20, 2021, our Board consisted of thirteen directors: Juan Ramón Alaix, Paul M. Bisaro, Frank A. D’Amelio, Sanjay Khosla, Antoinette (Tonie) R. Leatherberry, Michael B. McCallister, Gregory Norden, Louise M. Parent, Kristin C. Peck, Willie M. Reed, Linda Rhodes, Robert W. Scully and William C. Steere, Jr. On May 20, 2021, Mr. Alaix retired from the Board and Mr. Steere, Jr. did not stand for re-election, and the Board was reduced in size to eleven directors.
On February 8, 2022, our Board completed its annual review of director independence and affirmatively determined that each of Mr. Bisaro, Mr. D’Amelio, Mr. Khosla, Ms. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Parent, Dr. Reed, Dr. Rhodes and Mr. Scully are independent under NYSE listing standards and our Director Qualification Standards. The only non-independent director under NYSE listing standards and our Director Qualification Standards is Ms. Peck, due to her current employment as the Company’s CEO and prior service as a Zoetis executive officer.
BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Principles, which can be found in the Corporate Governance section of our website at www.zoetis.com, provide the Board flexibility in determining its leadership structure. Currently, Ms. Peck serves as our CEO and Mr. McCallister serves as Chair of our Board. The Board believes that this leadership structure, which separates the CEO and the Board Chair roles, is optimal at this time because it allows Ms. Peck to focus on operating and managing our company, while Mr. McCallister can focus on the leadership of the Board. The Board Chair presides over all meetings of our shareholders and of the Board as a whole, including its executive sessions, and performs such other duties as may be designated in our Amended and Restated By-laws (the “By-laws”) or by the Board. The Board periodically evaluates our leadership structure and will determine whether continuing the separate roles of CEO and Board Chair is in the best interest of the Company and its shareholders based on circumstances existing at the time.
DIRECTOR ATTENDANCE
During 2021, our Board met six times. Each of our directors attended at least 75% of the meetings of the Board and Board Committees on which he or she served during 2021.

ZOETIS 2022 PROXY STATEMENT      23

CORPORATE GOVERNANCE AT ZOETIS
BOARD COMMITTEE MEMBERSHIP
Our Board has a standing Audit Committee, Human Resources Committee, Corporate Governance and Sustainability Committee, and Quality and Innovation Committee.
The written charter of each of our standing Committees is available in the Corporate Governance section of our website at www.zoetis.com. Each committee has the authority to hire outside advisors at the Company’s expense. All of the members of each of our Committees are independent under NYSE listing standards and our Director Qualification Standards, and the members of our Audit Committee and Human Resources Committee satisfy the additional NYSE and, in the case of the Audit Committee, Securities Exchange Act of 1934, as amended (the “Exchange Act”) independence requirements for members of audit and compensation committees. The following table lists the Chair and current members of each committee and the number of meetings held in 2021.
Committee
Name	Independent	Audit	Human Resources	Corporate Governance and Sustainability	Quality and Innovation
Paul M. Bisaro	yes
Frank A. D’Amelio	yes
Sanjay Khosla	yes
Antoinette R. Leatherberry	yes
Michael B. McCallister	yes
Gregory Norden	yes
Louise M. Parent	yes
Kristin C. Peck	no
Willie M. Reed	yes
Linda Rhodes	yes
Robert W. Scully	yes
Number of Meetings in 2021		8	7	5	4
 Chair    Member
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The current members of the Human Resources Committee are Robert W. Scully (Chair), Paul M. Bisaro, Sanjay Khosla, Antoinette (Tonie) R. Leatherberry and Gregory Norden. All of the current members are independent under NYSE listing standards (including the additional standards applicable to members of compensation committees) and our Director Qualification Standards. None of the current members is a former or current officer or employee of Zoetis or any of its subsidiaries. None of the current members has any relationship that is required to be disclosed under this caption under the rules of the SEC. During 2021, no executive officers of the Company served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on the Company’s Human Resources Committee or Board.

24      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
PRIMARY RESPONSIBILITIES OF BOARD COMMITTEES
Board Committees	Responsibilities
AUDIT COMMITTEE All Members Independent All Members Financially Literate Each of Mr. D’Amelio, Mr. Norden and Mr. Scully qualifies as an “audit committee financial expert”
•
Oversees the integrity of our financial statements and system of internal controls

•
Sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent public accounting firm

•
Oversees the performance of our internal audit function

•
Oversees our risk management programs, including information security (including cybersecurity) and data privacy

•
Reviews reports from management, legal counsel and third parties (including our independent public accounting firm) relating to the status of our compliance with laws, regulations and internal procedures

CORPORATE GOVERNANCE AND SUSTAINABILITY COMMITTEE All Members Independent
•
Responsible for the Company’s corporate governance practices, policies and procedures

•
Identifies and recommends candidates for election to our Board; recommends members and chairs of Board Committees

•
Advises on and recommends director compensation for approval by the Board

•
Administers our policies and procedures regarding related person transactions

•
Oversees our strategies, initiatives, activities and disclosures regarding ESG and sustainability

HUMAN RESOURCES COMMITTEE All Members Independent
•
Approves our overall compensation philosophy

•
Oversees our compensation and benefit programs, policies and practices and manages the related risks

•
Annually establishes the corporate goals and objectives relevant to the compensation of our CEO, reviews the goals established by our CEO for our other executive officers and evaluates their performance in light of these goals

•
Recommends CEO compensation to the Board and approves the compensation of our other executive officers

•
Oversees our programs and policies regarding talent development, colleague engagement and DE&I

•
Administers our incentive and equity-based compensation plans

QUALITY AND INNOVATION COMMITTEE All Members Independent
•
Evaluates our strategy, activities, results and investment in research and development and innovation

•
Oversees compliance with processes and internal controls relating to our manufacturing quality and environmental, health and safety (“EHS”) programs;

•
Reviews organizational structures and qualifications of key personnel in our supply chain, manufacturing quality and EHS functions

•
Oversees our programs with respect to animal welfare, adverse event reporting and product safety matters

BOARD’S ROLE IN RISK OVERSIGHT
As one of its primary responsibilities, the Board as a whole and through its Committees oversees the Company’s risk management, including our Enterprise Risk Management program. Management provides regular reports to the Board on the areas of material risk to the Company, and the Board discusses with management the Company’s major and emerging risks, including financial, operational, technology, privacy, data and physical security, disaster recovery, legal and regulatory risks. In addition, the Board regularly reviews the Company’s strategy, finances, operations, legal and regulatory developments, research and development, manufacturing quality and competitive environment, as well as the risks related to these areas.

ZOETIS 2022 PROXY STATEMENT      25

CORPORATE GOVERNANCE AT ZOETIS
Information Security
As a global leader in animal health we are reliant on complex information systems and digital solutions that make us inherently vulnerable to malicious cyber intrusion and attack. In addition, we have been investing in data and digital capabilities and have expanded our diagnostics portfolio, and as a result, there could be an increased likelihood of a cyber attack or breach of security that could negatively impact us or our customers. To address these risks we have a comprehensive enterprise-wide cybersecurity program aligned to NIST Cybersecurity Framework industry standard and maintain cyber risk insurance coverage to defray the costs of potential information security breaches. The Company conducts automated online workforce training annually including ethical phishing campaigns on a regular basis throughout the year and cyber incident exercises with our executive team and Board at least annually.
We depend on third parties and applications on virtualized (cloud) infrastructure to operate and support our information systems and have an extensive third-party risk management program with a robust process for onboarding third parties. Our information security team provides regular cyber threat intelligence briefings and provides updates to our senior executives on the status of the Company’s security posture and our efforts to identify and mitigate information security risks. Our information security team provides briefings and updates to our Audit Committee at least twice a year and the full Board at least annually.
Committee Oversight
The Audit Committee oversees the management of risks related to financial reporting, regulatory compliance and the annual internal audit risk assessment, which identifies and prioritizes risks related to the Company’s internal controls in order to develop internal audit plans for future fiscal years. The Human Resources Committee oversees the management of risks relating to our compensation plans and arrangements. The Corporate Governance and Sustainability Committee oversees risks associated with our ESG and sustainability practices, potential conflicts of interest and the management of risks associated with the independence of the Board, as well as the effectiveness of our Corporate Governance Principles and the Board’s compliance with our Code of Conduct. The Quality and Innovation Committee oversees risks related to manufacturing quality and environmental, health and safety matters, as well as risks associated with our strategy and investments in research and development and external innovation. Each committee of the Board provides regular reports to the full Board regarding their areas of responsibility and oversight. We believe that our Board’s active role in risk oversight supports our efforts to manage areas of material risk to the Company.
BOARD’S ROLE IN CEO AND MANAGEMENT SUCCESSION
Our Board is responsible for planning for succession to the position of CEO as well as other senior management positions. Our Board works together with the CEO to review annual assessments of senior management and other persons considered potential successors to certain senior management positions.
MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS
Our By-laws contain a majority voting standard for all uncontested director elections. Under this standard, a director is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election. Our Corporate Governance Principles provide that every nominee for director is required to agree to tender his or her resignation if he or she fails to receive the required majority vote in an uncontested director

26      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
election. Our Corporate Governance and Sustainability Committee will recommend, and our Board will determine, whether or not to accept such resignation. The Board will then publicly disclose its decision-making process and the reasons for its decision.
In the event of a contested election, the director nominees will be elected by the affirmative vote of a plurality of the votes cast. Under this standard, in a contested election the directors receiving the highest number of votes in favor of their election will be elected as directors.
BOARD SELF-EVALUATION
Our Board conducts an annual evaluation of itself and its Committees to assess its effectiveness and to identify opportunities for improvement. Our Board has successfully used this process to evaluate Board and committee effectiveness and identify opportunities to strengthen the Board, and believes that this process supports its continuous improvement.
DIRECTOR NOMINATIONS
The Corporate Governance and Sustainability Committee considers and recommends the annual slate of director nominees for approval by the full Board. When evaluating director candidates, the Corporate Governance and Sustainability Committee considers, among other factors: the candidate’s integrity; independence; leadership and ability to exercise sound judgment; academic, animal health or veterinary expertise; prior public company executive and board experience; significant human capital management, consumer products, life sciences, manufacturing and supply, marketing and sales, mergers and acquisitions, digital and technology or research and development experience; as well as other areas relevant to the Company’s global business. The Corporate Governance and Sustainability Committee is responsible for considering the appropriate size and needs of the Board, and may develop and recommend to the Board additional criteria for Board membership. The Board considers diversity of skills, experience, race, ethnicity, gender, cultural background and thought among directors when evaluating director nominees. Our Corporate Governance and Sustainability Committee also considers, and asks search firms to include in candidate lists, diverse director candidates who meet applicable search criteria.
The Corporate Governance and Sustainability Committee will consider director candidates recommended by shareholders. Recommendations should be sent to the Chair of the Corporate Governance and Sustainability Committee (in the manner described below) by December 4, 2022, to be considered for the 2023 Annual Meeting. The Corporate Governance and Sustainability Committee evaluates candidates recommended by shareholders under the same criteria it uses for other director candidates. Shareholders may also submit

ZOETIS 2022 PROXY STATEMENT      27

CORPORATE GOVERNANCE AT ZOETIS
nominees for election at an annual or special meeting of shareholders by following the procedures set forth in our By-laws, which are summarized on page 102.
BOARD REFRESHMENT AND RETIREMENT POLICY
Board development and director succession is an integral part of the Company’s long-term strategy. Our Board maintains a rigorous board refreshment process, spearheaded by the Corporate Governance and Sustainability Committee, focused on identifying and evaluating potential board candidates. Information about how we select our director nominees can be found in the section above titled “Director Nominations.”
Under Zoetis’ Corporate Governance Principles, a director is required to retire from the Board effective immediately before the Company’s Annual Meeting of Shareholders following his or her 75th birthday. On the recommendation of the Corporate Governance and Sustainability Committee, the Board may waive this requirement as to any director if it deems such waiver to be in the best interests of the Company.
COMMUNICATIONS WITH THE BOARD
Under our Corporate Governance Principles, our CEO is responsible for establishing effective communications with the Company’s stakeholder groups, including shareholders, customers, employees, communities, suppliers, creditors, governments, corporate partners and other interested parties. While it is our policy that management speaks for the Company, non-employee directors, including the Board Chair, may meet with stakeholders, but in most circumstances such meetings will be held with management present. We believe that regular engagement with our stakeholders helps to strengthen our relationships with stakeholders, as well as to better understand stakeholders’ views on our corporate governance, ESG and sustainability practices.
Stakeholders and other interested parties may communicate with the Board, the Board Chair, any of our outside directors or any committee Chair at the following email address: BoardChair@zoetis.com or by directing the communication to the Corporate Secretary, Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054.
Communications are distributed to the Board, or to any individual director as appropriate, depending on the facts and circumstances outlined in the communication, but exclude spam, junk mail and mass mailings, product inquiries, new product suggestions, job inquiries, surveys and business solicitations or advertisements. Material that is unduly hostile, threatening, illegal or similarly unsuitable will also be excluded. However, any communication that is excluded under our policy will be made available to any director upon his or her request.
ATTENDANCE OF DIRECTORS AT ANNUAL MEETING OF SHAREHOLDERS
We believe that it is important for directors to directly hear concerns expressed by stakeholders and other interested parties. It is our policy that all Board members are expected to attend the Annual Meeting of Shareholders. All Board members as of the date of the 2021 Annual Meeting of Shareholders were in attendance.

28      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
CODE OF CONDUCT
All of our directors and employees, including our CEO, Chief Financial Officer and Controller, are required to abide by our policies on business conduct to ensure that our business is conducted in a consistently legal and ethical manner. A copy of our Code of Conduct can be found in the Corporate Compliance section of our website at www.zoetis.com. We will promptly disclose any future amendments to, or waivers from, provisions of this Code affecting our directors or executive officers on our website as required under applicable SEC and NYSE rules.
COMPENSATION OF DIRECTORS
2021 COMPENSATION OF DIRECTORS
We provide competitive compensation to our non-employee directors that enables us to attract and retain high-quality directors, provides them with compensation at a level that is consistent with our compensation objectives, and encourages their ownership of our stock to further align their interests with those of our shareholders. A director who is also a full-time employee of the Company receives no additional compensation for service as a member of our Board. Compensation for non-employee directors is reviewed at least biennially by the Corporate Governance and Sustainability Committee.
In 2021, our non-employee directors’ compensation consisted of:
•
an annual cash retainer of $100,000, paid quarterly;

•
an additional cash retainer of $150,000, paid quarterly, for the Chair of the Board and an additional cash retainer of $25,000 for any committee Chair; and

•
an equity retainer credited to each non-employee director upon his or her first election as such and annually thereafter with a value of $230,000 on the date of grant, based upon the closing price of shares of Zoetis common stock on that date.

In December 2021, our Board approved an increase in the value of the equity retainer credited to each non-employee director in 2022 to $240,000.
Non-employee directors may defer the receipt of up to 100% of their applicable cash retainer under the Zoetis Amended and Restated Non-Employee Director Deferred Compensation Plan (the “Director Deferral Plan”). Any deferrals under the Director Deferral Plan are credited as phantom stock units in the Zoetis stock fund or an alternate investment fund, with each phantom stock unit representing one share of Zoetis common stock. Phantom stock units in the Zoetis stock fund receive dividend equivalent rights but do not receive voting rights and are settled in cash upon the director’s separation from service.

ZOETIS 2022 PROXY STATEMENT      29

CORPORATE GOVERNANCE AT ZOETIS
The equity retainer is granted in the form of restricted stock units that vest on the third anniversary of the date of grant. Non-employee directors may defer the settlement of 100% of their restricted stock unit awards under the Director Deferral Plan. Deferred restricted stock unit awards are settled in stock upon the director’s separation from service.
In 2021, we granted equity retainers in the form of restricted stock units, valued at $230,000 in the aggregate for each non-employee director on the date of grant, as follows:
•
Each of Ms. Parent and Leatherberry, Drs. Reed and Rhodes and Messrs. Alaix, Bisaro, D’Amelio, Khosla, Norden, McCallister, Scully and Steere received 1,431 restricted stock units valued at $160.62 per share.

Each restricted stock unit earns dividend equivalents which are credited as additional restricted stock units. Each non-employee director has a right to receive the shares of Zoetis common stock underlying the restricted stock units, if such restricted stock units are not deferred, on the third anniversary of the date of grant of the restricted stock units (or in the case of dividend equivalents, on the third anniversary of the date of grant of the underlying restricted stock units), subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specific events. Deferred restricted stock unit awards are settled in stock upon the director’s separation from service. On May 20, 2021, Mr. Alaix and Mr. Steere separated from Board service upon their retirement.

30      ZOETIS 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AT ZOETIS
The following table summarizes the total compensation earned in 2021 by each of our directors who served as a non-employee director during 2021.
Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)(3)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings($)	All Other Compensation ($)	Total ($)
Juan Ramón Alaix(4)	$41,667	$230,000	—	—	—	—	$271,667
Paul M. Bisaro(5)	$114,583	$230,000	—	—	—	—	$344,583
Frank A. D’Amelio(6)	$100,000	$230,000	—	—	—	—	$330,000
Sanjay Khosla(6)	$100,000	$230,000	—	—	—	—	$330,000
Antoinette R. Leatherberry(6)	$100,000	$230,000	—	—	—	—	$330,000
Michael B. McCallister(7)	$264,583	$230,000	—	—	—	—	$494,583
Gregory Norden(8)	$125,000	$230,000	—	—	—	—	$355,000
Louise M. Parent(9)	$110,417	$230,000	—	—	—	—	$340,417
Willie M. Reed(10)	$110,417	$230,000	—	—	—	—	$340,417
Linda Rhodes(6)	$100,000	$230,000	—	—	—	—	$330,000
Robert W. Scully(11)	$125,000	$230,000	—	—	—	—	$355,000
William C. Steere, Jr.(12)	$41,667	$230,000	—	—	—	—	$271,667

(1)
During 2021, Mr. Scully deferred all of his cash retainers and Mr. Steere deferred his first quarter cash retainer of $25,000, into their respective accounts under the Director Deferral Plan, as described above.

(2)
The amounts in the Stock Awards column for all directors reflect the aggregate grant date value of restricted stock units granted to non-employee directors in 2021 calculated in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock unit granted to each non-employee director on February 10, 2021 was $160.62. Restricted stock units accrue dividend equivalents. Restricted stock units vest and are settled in shares of Zoetis common stock on the third anniversary of the date of grant, subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specified events. Dividend equivalents vest and are settled in shares of Zoetis common stock on the third anniversary of the date of grant of the underlying restricted stock units, subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specified events. As of December 31, 2021, the aggregate number of restricted stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. Bisaro,5,717; Mr. D’Amelio, 5,717; Mr. Khosla, 5,717; Ms. Leatherberry, 2,890; Mr. McCallister, 5,717; Mr. Norden, 5,717; Ms. Parent, 5,717; Dr. Reed, 5,717; Dr. Rhodes, 5,717; and Mr. Scully, 5,717. Mr. Steere’s unvested restricted stock units fully vested and were settled in shares of Zoetis common stock upon his termination from Board service in May, 2021. Mr. Alaix’s unvested restricted stock units partially vested and were settled in shares of Zoetis common stock upon his termination from Board service in May, 2021, see Note (4) below for further information.

(3)
Prior to 2015, each non-employee director was granted an equity retainer in the form of deferred stock units upon his or her election to the Board and annually thereafter. Deferred stock units vest fully on the date of grant, accrue dividend equivalents and are settled in Zoetis common stock only upon the director’s separation from service with the Company. As of December 31, 2021, the aggregate number of deferred stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. D’Amelio, 9,709; Mr. Khosla, 9,709; Mr. McCallister, 10,495; Mr. Norden, 10,495; Ms. Parent, 9,709; Dr. Reed, 4,775; Mr. Scully, 9,709; and Mr. Steere, 0 (Mr. Alaix, Mr. Bisaro, Dr. Rhodes, and Ms. Leatherberry were not directors prior to 2015 and do not hold any deferred stock units).

(4)
Mr. Alaix retired from Board service on May 20, 2021 (prior to the end of his term) and received a pro-rated portion of the second quarter cash retainer, and a pro-rated portion of the 2021 annual equity retainer vested and was settled in shares of Zoetis common stock (the portion that did not pro-rata vest was forfeited). As of December 31, 2021, Mr. Alaix held 27,851 restricted stock units (including dividend equivalents),110,192 stock options and 96,039 performance award units (including dividend equivalents) for which the performance period ended on December 31, 2021 and the level of performance had been determined. These restricted stock units, stock options and performance award units were granted to Mr. Alaix on February 12, 2019, during his service as Zoetis CEO, pursuant to the Zoetis Inc. 2013 Equity and Incentive Plan and fully vested and settled in shares of Zoetis common stock on the third anniversary of the date of grant.

(5)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2021, (b) a cash retainer of $14,583 for seven months of service as Chair of the Quality and Innovation Committee during 2021 and (c) an equity retainer of 1,431 restricted stock units granted on February 10, 2021 with a grant date fair value of $230,000.

(6)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2021 and (b) an equity retainer of 1,431 restricted stock units granted on February 10, 2021 with a grant date fair value of $230,000.

(7)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2021, (b) a cash retainer of $150,000 for service as Chair of the Board during 2021, (c) a cash retainer of $14,583 for seven months of service as Chair of the Corporate

ZOETIS 2022 PROXY STATEMENT      31

CORPORATE GOVERNANCE AT ZOETIS
Governance and Sustainability Committee during 2021 and (d) an equity retainer of 1,431 restricted stock units granted on February 10, 2021 with a grant date fair value of $230,000.
(8)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2021, (b) a cash retainer of $25,000 for service as Chair of the Audit Committee during 2021 and (c) an equity retainer of 1,431 restricted stock units granted on February 10, 2021 with a grant date fair value of $230,000.

(9)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2021, (b) a cash retainer of $10,417 for five months service as Chair of the Corporate Governance and Sustainability Committee during 2021 and (d) an equity retainer of 1,431 restricted stock units granted on February 10, 2021 with a grant date fair value of $230,000

(10)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2021, (b) a cash retainer of $10,417 for five months service as Chair of the Quality and Innovation Committee during 2021 and (d) an equity retainer of 1,431 restricted stock units granted on February 10, 2021 with a grant date fair value of $230,000.

(11)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2021, (b) a cash retainer of $25,000 for service as Chair of the Human Resources Committee during 2021 and (c) an equity retainer of 1,431 restricted stock units granted on February 10, 2021 with a grant date fair value of $230,000.

(12)
Mr. Steere retired from Board service at the completion of his term on May 20, 2021 and received a pro-rated portion of the second quarter cash retainer and immediate vesting of his outstanding equity retainers, which were settled in shares of Zoetis common stock.

DIRECTOR SHARE OWNERSHIP GUIDELINES
We have share ownership guidelines applicable to non-employee directors, requiring directors to hold Zoetis shares with a value of at least five times their annual cash retainer (currently $500,000). For purposes of satisfying these requirements, (a) a director’s holdings of the Company’s stock include, in addition to shares held outright, units granted to the director as compensation for Board service and shares or units held under a deferral or similar plan (but excluding performance awards and stock options), and (b) each such unit has the same value as a share of the Company’s common stock. Each non-employee director has five years from the date of (a) his or her first election as a director, or (b) if later, an increase in the amount of Company stock required to be held, to achieve the share ownership requirement.

32      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

ITEM 2	ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION (“SAY ON PAY”)
We are seeking your vote, on an advisory basis, on the compensation of our named executive officers as described in the Compensation Discussion and Analysis and the Executive Compensation Tables and accompanying narrative disclosure, provided on pages 34 to 69 of this proxy statement. While the vote is not binding on the Board, the Human Resources Committee will consider the outcome of the vote when making future executive compensation decisions.
For background, Section 14A of the Exchange Act requires a shareholder advisory vote on the frequency of shareholder votes on executive compensation. We conducted this advisory vote on frequency most recently at our 2020 Annual Meeting of Shareholders, and our shareholders voted for, and the Company will, continue to hold an annual advisory vote on executive compensation.
Our Board believes that our executive compensation program incentivizes and rewards our leadership for increasing shareholder value and aligns the interests of our management with those of our shareholders on an annual and long-term basis.
ITEM 2 RECOMMENDATION: OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF OUR EXECUTIVE COMPENSATION.

ZOETIS 2022 PROXY STATEMENT      33

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
In this Compensation Discussion and Analysis (“CD&A”) we describe our executive compensation philosophy and programs and the compensation decisions made by the Human Resources Committee of the Board or the full Board regarding the 2021 compensation of our named executive officers (“NEOs”).
Zoetis’ executive compensation program is designed to attract, incent and reward our leadership for increasing shareholder value and align the interests of leadership with those of our shareholders on an annual and long-term basis.
Our NEOs for 2021, whose compensation is discussed in this CD&A and shown in the Executive Compensation Tables below, are:
NEO	Title
Kristin C. Peck	Chief Executive Officer (“CEO”)
Wetteny Joseph	Executive Vice President (“EVP”) and Chief Financial Officer (“CFO”) since June 1, 2021
Glenn C. David	EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance since June 1, 2021; EVP and CFO until May 31, 2021
Catherine A. Knupp*	EVP, President of Research and Development
Roman Trawicki	EVP, President of Global Manufacturing and Supply
Heidi C. Chen	EVP, General Counsel and Corporate Secretary; Lead of Human Health Diagnostics

*
Dr. Knupp retired from the position of EVP, President of Research and Development on December 31, 2021. Additional detail is provided under “Leadership Changes”, below.

2021 BUSINESS HIGHLIGHTS
In 2021, Zoetis focused on championing a healthier, more sustainable future and committed to playing our part as the world leader in animal health. We put our colleagues’ safety first as we continued to manage through the second year of the COVID-19 global pandemic and supported our veterinary customers with a steady supply of products to care for animals, including donating COVID-19 vaccines developed uniquely for animals to help protect those in zoos.
Despite the ongoing challenges of the COVID-19 global pandemic, we closed the year with a record-setting performance driven by our diverse portfolio of medicines, vaccines, diagnostics and devices sold in more than 100 markets around the world. Importantly, our performance demonstrated that animal health remains an essential industry and continues to have resilient growth drivers in the face of global challenges. Our performance was made possible by dedicated Zoetis colleagues, guided by a strong culture rooted in our Core Beliefs.
Our strong financial performance has enabled us to continue with meaningful investments in our business, while returning capital to our shareholders. These investments support our five strategic priorities for growth: (1) drive innovative growth, (2) enhance customer experience, (3) lead in digital and data analytics, (4) cultivate a high-performing culture, and (5) champion a healthier, more sustainable future. And they are grounded in our purpose: to nurture our world and humankind by advancing care for animals.

34      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
•
Financial Highlights. In 2021, we delivered revenue growth and increased profitability. Our 2021 financial performance as compared to 2020 is illustrated in the chart below.

o
Revenue. For full year 2021, reported revenue was $7,776 million, an increase of 16% from 2020 and our operational1 revenue growth was 15% in 2021.

o
Net Income. Reported net income for 2021 was $2,037 million and adjusted net income2 for 2021 was $2,240 million. Excluding the impact of foreign exchange, our operational adjusted net income growth was 19% in 2021. In line with our value proposition, we grew adjusted net income faster than revenue on an operational basis.

o
Earnings Per Share (“EPS”). Reported diluted EPS for 2021 was $4.27 per diluted share, compared to $3.42 per diluted share reported in 2020. Adjusted diluted EPS2 for 2021 was $4.70 per diluted share, compared to $3.85 per diluted share in 2020.

For more information regarding our 2021 financial performance, please review our Annual Report on Form 10-K for fiscal year 2021 and this proxy statement.
•
Innovative Growth. In 2021, we received regulatory approvals for new products and expansions of existing medicines and vaccines in new markets, including:

o
Simparica Trio® in Japan and Mexico, following its debut in the European Union (the “EU”), United States, Australia and Canada in 2020;

o
Librela® in Canada, Brazil and the U.K., and Solensia® in the EU, the U.K. and Canada; these products are the first injectable monoclonal antibody therapies for the alleviation of pain associated with osteoarthritis in dogs and cats, respectively;

o
Cytopoint® and Revolution Plus® in China;

o
Apoquel® chewable in the EU and the U.K.;

o
Draxxin® KP, combination treatment to control bovine respiratory disease and pyrexia, in the United States and Canada; Draxxin KP / Draxxin Plus was previously launched in the EU, Australia and Mexico in 2020;

Operational revenue growth (a non-GAAP financial measure) is defined as revenue growth excluding the impact of foreign exchange. Page 48 of our 2021 Annual Report on Form 10-K, filed with the SEC on February 15, 2022, contains a reconciliation of this non-GAAP financial measure to reported results under GAAP for 2021.

Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 50 to 53 of our 2021 Annual Report on Form 10-K, filed with the SEC on February 15, 2022, contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2021.

ZOETIS 2022 PROXY STATEMENT      35

EXECUTIVE COMPENSATION
o
Vanguard® i-III, an intranasal respiratory vaccine for dogs, in Brazil; previously launched in the United States, Canada, Australia, New Zealand and Singapore under the trade names Vanguard Rapid Resp 3 / Vanguard Rapid Resp 2 / Vanguard Rapid Resp B;

o
Poulvac® Procerta™ HVT-ND for poultry into new markets, including Brazil, Canada and the Philippines;

o
Alpha Ject® Micro 2000, a vaccine for protection against two bacterial infections in sea bass, in certain countries in the EU; and

o
Fostera® PCV MH One bottle in China.

•
Business Developments. Being “customer obsessed” is one of our Core Beliefs and why we seek opportunities that complement our portfolio and enrich the experiences of our customers.

o
In August 2021, we announced an agreement to acquire Jurox, an Australia-based animal health company, which is expected to be completed in 2022.

o
During 2021, we launched our first online portal for presenting user-friendly diagnostic data, while improving the connectivity of our systems with various practice information management systems.

o
We maintained a reliable global supply of high-quality products for our customers throughout the COVID-19 global pandemic.

o
Building on the launch of our Vetscan Imagyst™ diagnostic platform, we now offer our veterinary customers a network of expert remote pathologists for cytology diagnostics in addition to Artificial Intelligence (“AI”) technology for fecal testing.

o
We expanded our Virtual Recall software to more veterinary clinics to help veterinarians improve engagement with pet owners and provide tailored communications based on each pet’s quality of life.

•
Dividends and Capital Allocation. We remained committed to reallocating excess capital to shareholders throughout the year. We paid $474 million in dividends and repurchased $743 million in Zoetis shares under our share repurchase program. Additionally, in December 2021, our Board raised the quarterly dividend by 30%, from $0.25 to $0.325, and approved a new, multi-year $3.5 billion share repurchase program, demonstrating our commitment to capital returns for shareholders.

•
Leadership Changes. In 2021, we made leadership changes to accelerate our long-term growth strategy in key markets and to add new talent to our executive team. Effective June 1, 2021, Glenn David, EVP and CFO for Zoetis, transitioned to the role of EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance, overseeing International Operations and other business units. Also, on June 1, 2021, Wetteny Joseph joined Zoetis as EVP and CFO, assuming responsibility for the oversight of the Company’s financial management, planning, and business development group. Additionally, in October 2021, Catherine A. Knupp announced plans to retire from her role of EVP and President of Research and Development, as of December 31, 2021. Robert J. Polzer, PhD, succeeded Dr. Knupp as EVP and President of Research and Development.

•
Driven to Care. Building on our purpose, to nurture the world and humankind by advancing care for animals, we launched our long-term sustainability strategy in 2021, which focuses on three pillars: (i) care and collaborate for communities; (ii) innovate in animal health; and (iii) protect the planet.

•
Cultivating a High-Performing Organization. Throughout the pandemic, our colleague engagement remained high as we continued to focus on well-being, DE&I, employee benefit enhancements and embracing flexible ways of working.

Additional information regarding our sustainability initiatives can be found in the “Our Purpose and Values” section, above.

36      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
2021 COMPENSATION HIGHLIGHTS
Our financial and other performance achievements were directly and indirectly reflected in the outcomes of our incentives. Annual Incentive Plan (“AIP”) payouts for NEOs ranged from 150% to 156% of target. Performance award units for the 2019-2021 cycle vested at 200% of target, reflecting relative total shareholder return (“Relative TSR”) performance at the 92nd percentile of the S&P 500 Group.
Key updates made by the Human Resources Committee included the following:
•
Compensation Consultant. Since 2013, the Human Resources Committee had engaged Willis Towers Watson as its executive compensation consultant, supporting the Human Resources Committee on a variety of compensation-related matters. In May 2021, after an extensive review of proposals from compensation consulting firms, the Human Resources Committee ended its engagement with Willis Towers Watson and retained Pearl Meyer as its executive compensation consultant effective June 1, 2021.

•
Stock Ownership Guidelines. In October 2021, as part of its periodic review of the Company’s stock ownership guidelines for their appropriateness and market alignment, the Human Resources Committee approved a change to Zoetis’ stock ownership guidelines effective January 1, 2022, to exclude unvested performance awards in determining whether the guidelines have been met.

•
Compensation Peer Group. The Human Resources Committee annually reviews the Company’s compensation peer group to provide a robust number of peer companies and a good balance of companies across the pharmaceutical, biotechnology, life sciences, and healthcare equipment industries that are similar in size and scope to Zoetis. As part of this annual review, Alexion Pharmaceuticals, Inc., was removed as it was acquired in mid-2021, reducing the number of compensation peer companies from 16 to 15. The revised peer group will be used by the Human Resources Committee in making 2022 compensation decisions.

CEO COMPENSATION: AT A GLANCE
Ms. Peck’s target total direct compensation in 2021 was comprised of a base salary, a target annual incentive compensation opportunity and a target long-term incentive compensation opportunity.
Base Salary and Annual Incentive
Ms. Peck’s 2021 base salary was $1,200,000 and her target annual incentive opportunity was 130% of her base salary, providing for an annual target total cash compensation of $2,760,000.
On February 8, 2022, the Human Resources Committee recommended, and the Board approved, an annual incentive payment for 2021 of $2,340,000 (150% of the annual incentive target) for Ms. Peck based on Zoetis’ 2021 financial results and her individual performance.
Long-Term Incentive
On February 10, 2021, Ms. Peck received a long-term equity incentive grant with a total grant date fair value of $9,240,000 consisting of 50% performance-vesting restricted stock units (“performance award units”), 25% restricted stock units (“RSUs”) and 25% stock options. Each of these awards (22,125 performance award units, 14,381 RSUs and 61,078 stock options) is subject to three-year cliff vesting and vests 100% on the third anniversary of the date of grant, generally subject to Ms. Peck’s continued employment through the vesting date and, in the case of performance award units, the Company’s results against its three-year Relative TSR goals.

ZOETIS 2022 PROXY STATEMENT      37

EXECUTIVE COMPENSATION
Target Total Direct Compensation (“TTDC”)
The chart below shows the TTDC for Ms. Peck for 2021:
CEO Pay Ratio
Item 402(u) of Regulation S-K (the “SEC Regulation”), which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with the SEC Regulation.
Our median employee was identified in 2020 and we used this same employee to calculate our CEO pay ratio for 2021, as permitted by the SEC Regulation, because there has been no change in our employee population or employee compensation arrangements that we believe significantly impacts our pay ratio disclosure for 2021.
To identify our median employee, we chose “annual base pay” as our globally consistent definition of pay. We calculated annual base pay using a methodology that reasonably reflects the annual compensation of employees, which included reasonable estimates of hours worked for hourly workers and annualized base pay for newly hired employees. We chose not to exclude any employees and used a valid statistical sampling approach to estimate the global median base pay of our workforce. Then we selected an individual whose base pay as of October 12, 2020, was at or near that value.
For 2021, our median employee’s annual total compensation (determined in a manner consistent with that of Ms. Peck in the Summary Compensation Table) was $81,497. Ms. Peck’s total annual compensation for the year ended December 31, 2021, as disclosed in the Summary Compensation Table, was $13,098,491. Therefore, the ratio of Ms. Peck’s pay to our median employee’s pay was 161 to 1.

38      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
OUR COMPENSATION PROGRAM
COMPENSATION PHILOSOPHY
Our compensation philosophy, which is set by the Human Resources Committee, is summarized below:
Compensation Philosophy	Objectives
Pay for Performance	Foster a pay-for-performance culture by tying a large portion of our executives’ pay to performance against pre-established annual Company financial and operational metrics, as well as pre-established annual individual goals for each executive.
Align Management Interests with Shareholders	Align the interests of management with results delivered to our shareholders through the use of long-term incentive programs that are designed to reward executives for increasing the value of our shareholders’ investment.
Pay Mix	Provide competitive compensation opportunities over the short term (base salary and annual incentives) and long term (equity-based long-term incentive awards) which are intended to retain our experienced management team, enable us to attract new qualified executives when needed and remain externally aligned with the compensation practices of our peer group, with the majority of pay at-risk and tied to long-term performance.
BASIC PRINCIPLES OF OUR EXECUTIVE COMPENSATION PROGRAM
Key principles and elements of our executive compensation program are summarized below. We believe these practices promote good governance and serve the interests of our shareholders.
WHAT WE DO:
✓
Emphasize pay for performance — our executive compensation program emphasizes variable pay over fixed pay, with more than three-quarters of our executives’ target compensation tied to our financial results and stock performance.

✓	Maintain a three-year cliff vesting schedule for equity-based long-term incentive awards.
✓	Require executives to comply with market-competitive stock ownership guidelines.
✓	Require executives to hold net shares upon the exercise of stock options or vesting of stock until they achieve the relevant stock ownership guideline.
✓	Maintain a policy prohibiting traditional perquisites of employment (as determined by our Board) for our employees, including our NEOs.
✓	Maintain anti-hedging and anti-pledging policies applicable to our directors and employees, including our NEOs.
✓	Maintain a clawback policy that allows us to recover incentive payments based on financial results that are subsequently restated or in response to certain inappropriate actions on the part of our executives. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards.
✓	Provide for “double-trigger” equity award vesting and severance benefits following a change in control.
✓
Provide severance benefits through an Executive Severance Plan, consisting of cash equal to a multiple of base salary and target annual incentive, as well as continued health and welfare benefits, as described in the Executive Severance Plan.

✓	Use an independent compensation consultant when designing and evaluating our executive compensation policies and programs.
✓	Conduct an annual risk assessment to ensure that the Company’s pay programs and practices do not create risks that are likely to have a material adverse impact on the Company.
WHAT WE DON’T DO:
✘	Maintain employment agreements with our executives, including our NEOs (other than agreements that are required or customary for executives outside of the U.S., and short-term agreements for specific purposes).
✘	Allow repricing of stock options without shareholder approval.
✘
Provide tax “gross ups” to any of our executives, including our NEOs (except with respect to certain international assignment or relocation expenses, consistent with our policies and available to all eligible employees on the same basis).

✘	Provide for “single-trigger” equity award vesting or other “single-trigger” payments or benefits upon a change in control.

ZOETIS 2022 PROXY STATEMENT      39

EXECUTIVE COMPENSATION
ELEMENTS OF 2021 COMPENSATION
Element	Description and Purpose	Comments
Cash Compensation
Base Salary	• Fixed cash compensation that reflects fulfillment of day-to-day responsibilities, skills and experience. • Addresses employee cash-flow needs and retention objectives.	• Reviewed annually considering changes in market practice, performance and individual responsibility.
Annual Incentive Plan
•
Annual cash incentive that rewards achievement of our financial and strategic/operational goals, as well as the individual performance of the NEO and, along with base salary, provides a market-competitive annual cash compensation opportunity.

•
For 2021, the AIP pool was funded based on Zoetis’ performance against revenue, adjusted diluted EPS and free cash flow goals.

•
Amount of payout is based on the extent of achievement of Company and individual goals set and approved by the Human Resources Committee in the first quarter of each year.

•
The Human Resources Committee may exercise discretion in considering performance results in the context of other strategic and operational objectives.

Long-Term Incentives
Performance Award Units
•
Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting and the Company’s performance against its three-year Relative TSR goals.

•
Align NEO and shareholder interests, as the value NEOs realize from their performance award units depends on the value of the shareholders’ investment relative to other similar investment opportunities over the same time period.

•
In 2021, the target number of performance award units represented 50% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.

•
Three-year cliff vesting: units earned based on Relative TSR, the Company’s TSR results over the three-year performance period relative to the TSR results of the S&P 500 Group (as described below under “Long-Term Incentives”), vest 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

•
Paid out in shares of Company common stock upon vesting, with the payout ranging from 0% to 200% of target (including dividend equivalents), depending on the extent to which the pre-determined performance goals have been achieved.

•
Dividend equivalents are accrued over the vesting period and paid when and if the performance award units vest (subject to the same vesting conditions as the underlying performance award units).

40      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Element	Description and Purpose	Comments
Long-Term Incentives (Continued)
Stock Options
•
Equity awards that provide value based on growth in our stock price.

•
Intended to focus NEOs on increasing the Company’s stock price.

•
Reward NEOs for increases in the stock price over a period of up to ten years.

•
In 2021, stock options represented 25% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.

•
Exercise price equals 100% of the stock price on the date of grant.

•
Ten-year term.

•
Three-year cliff vesting: vests 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

Restricted Stock Units
•
Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting.

•
Align NEO and shareholder interests, as NEOs will realize a higher value from RSUs from an increasing stock price.

•
In 2021, RSUs represented 25% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.

•
Three-year cliff vesting: vests 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

•
Paid out in shares of Company common stock upon vesting.

•
Dividend equivalents are accrued over the vesting period and paid when and if the RSUs vest (subject to the same vesting conditions as the underlying RSUs).

Retirement
U.S. Savings Plan (“Savings Plan”)
•
A tax-qualified 401(k)/profit sharing plan that allows U.S. participants to defer a portion of their compensation, up to U.S. Internal Revenue Code (“IRC”) and other limitations, and receive a Company matching contribution.

•
A discretionary profit sharing contribution of up to 8% of an eligible employee’s eligible pay (generally, base salary plus bonuses), within IRC limitations and based on Company performance.

•
We provide a matching contribution of 100% on the first 5% of an employee’s eligible pay contributed to the Savings Plan, up to IRC limitations.

•
For 2021, we made a profit sharing contribution of 6.5% of eligible pay (within IRC limitations) to all eligible U.S. employees.

Supplemental Savings Plan
•
A non-qualified deferred compensation plan that makes up for amounts that would otherwise have been contributed to the Savings Plan (by the employee or as matching or profit sharing contributions by the Company) but could not be contributed due to IRC limitations.

•
Also allows NEOs and certain other executives to defer up to an additional 60% of the amount of their AIP payment that is over the IRC 401(a)(17) limit and that is not matched by the Company.

•
Matching and profit sharing contributions are notionally credited as Company stock and settled in cash after the employee’s separation from the Company, based upon the terms of the Supplemental Savings Plan and in compliance with applicable IRC regulations.

ZOETIS 2022 PROXY STATEMENT      41

EXECUTIVE COMPENSATION
Element	Description and Purpose	Comments
Retirement (Continued)
Executive Severance Plan
•
Severance benefits provided to NEOs and certain other executives (currently 11 employees, including the NEOs) upon an involuntary termination of employment without cause (whether before or after a change in control), or upon a “good reason” termination of employment upon or within 24 months following a change in control.

•
Facilitates recruitment and retention of NEOs and certain other executives by providing income security in the event of involuntary job loss.

•
Provides the CEO with:

o
1.5 times base salary and target annual incentive upon an involuntary termination of employment without cause (unrelated to a change in control); and

o
2.5 times base salary and target annual incentive upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.

•
Provides other executives, including the NEOs, other than the CEO with:

o
1 times base salary and target annual incentive upon an involuntary termination of employment without cause (unrelated to a change in control); and

o
2 times base salary and target annual incentive upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.

Equity Deferral Plan
•
The Zoetis Equity Deferral Plan allows the most senior leaders of the Company (10 U.S. employees, including the NEOs) to defer the receipt of the Company’s common stock upon vesting of RSUs and performance award units.

•
Participation in this plan is voluntary.

•
Participants may elect to defer up to 100% of the Company common stock to be received upon vesting, or a lesser amount in 25% increments.

•
Participants may elect to receive their deferred shares upon termination of employment in a lump sum or in annual installments (special provisions provide for situations such as death or disability, or to comply with IRC regulations, as described more fully in the Zoetis Equity Deferral Plan).

•
In general, election decisions must be made by the end of the year before the RSUs are granted, and by the end of the second year of a three-year performance period for performance award units.

SAY ON PAY CONSIDERATION AND SHAREHOLDER OUTREACH
At our 2021 Annual Shareholders Meeting, we held a shareholder advisory vote on the compensation of our NEOs in 2020 (“say on pay”). Our shareholders overwhelmingly approved the compensation of our NEOs, with 92.1% of the votes cast in favor of our say on pay resolution. We believe that the outcome of our say on pay vote signals our shareholders’ support of our compensation approach, specifically our efforts to retain and motivate our NEOs and to align pay with performance and the long-term interests of our shareholders. We value feedback from our shareholders, and throughout 2021 we continued to actively engage our shareholders through virtual participation in numerous investor meetings.
The Human Resources Committee reviewed and considered these voting results and our shareholder engagement activities, among other factors described in this CD&A, in evaluating the Company’s executive compensation program.

42      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
THE HUMAN RESOURCE COMMITTEE’S PROCESS
Pursuant to its charter, the Human Resources Committee is responsible for, among other duties:
•
Reviewing and approving the Company’s overall compensation philosophy;

•
Overseeing the administration of related compensation and benefit programs, policies and practices;

•
Reviewing and approving the Company’s peer companies and data sources for purposes of evaluating the Company’s compensation competitiveness;

•
Establishing the appropriate competitive positioning of the levels and mix of compensation elements;

•
Evaluating the performance of the CEO against performance goals and objectives approved by the Board in the first quarter of the year;

•
Approving the performance goals, evaluating the performance of each executive against individual performance goals established in the first quarter of the year and approving the compensation of the Company’s executive officers; and

•
Overseeing the Company’s programs and policies regarding talent development, colleague engagement and DE&I.

At the beginning of each year, the Human Resources Committee meets and approves strategic, financial and operational objectives for the CEO, the other NEOs and the other members of the Zoetis Executive Team (“ZET”) for the upcoming year, and evaluates the performance of the CEO, the other NEOs and the other ZET members for the previous year.
The CEO does not play any role in the Human Resources Committee’s determination of her own compensation. For the other NEOs and ZET members, the CEO presents the Human Resources Committee with recommendations for each element of compensation. The CEO bases these recommendations upon her assessment of each individual’s performance, the performance of the relevant functions overseen by the individual, benchmark information and retention risk. The Human Resources Committee then reviews the CEO’s recommendations, makes appropriate adjustments and approves compensation changes at its discretion.
ROLE OF THE COMPENSATION CONSULTANT
The Human Resources Committee had engaged Willis Towers Watson as its executive compensation consultant since 2013, supporting the Human Resources Committee on a variety of compensation-related matters. In early 2021, management requested proposals from five compensation consulting firms and after an extensive review, the Human Resources Committee retained Pearl Meyer to serve as its executive compensation consultant effective June 1, 2021. Management continued to engage Willis Towers Watson throughout 2021 to conduct the annual risk assessment of the Company’s compensation plans, and to provide transition support, as needed, for the remainder of 2021. While the compensation consultant may make recommendations on the form and amount of compensation, the Human Resources Committee continues to make all decisions regarding the compensation of our NEOs, subject to the review (and approval in the case of the CEO) of the other independent directors. In 2021, the compensation consultant served the Human Resources Committee in a variety of activities, including:
•
Reviewing and advising the Human Resources Committee on evolving trends in executive compensation and as to materials presented by management to the Human Resources Committee;

ZOETIS 2022 PROXY STATEMENT      43

EXECUTIVE COMPENSATION
•
Attending all 2021 Human Resources Committee meetings and communicating with the Committee Chair between meetings as necessary;

•
Providing the Human Resources Committee with advice, pay-for-performance analytics and benchmarking norms related to the compensation of the CEO, the other NEOs and the other ZET members;

•
Reviewing our compensation peer group and recommending changes;

•
Reviewing our annual incentive and long-term incentive plan design;

•
Reviewing recommendations for stock ownership guidelines for our executives;

•
Reviewing and assessing our incentive and other compensation programs to ensure they do not create undue risk for the Company; and

•
Reviewing this CD&A and the related Executive Compensation Tables.

PEER GROUP AND COMPENSATION BENCHMARKING
Each year, the Human Resources Committee conducts a review of Zoetis’ compensation peer group of publicly-traded companies that is used for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs and the other ZET members, to determine if any changes are necessary or appropriate. Our peer group selection looks beyond our animal health competitors to a broader list of companies in the pharmaceutical, biotechnology, life sciences and healthcare equipment industries. Additionally, companies with similar sales and market capitalization, as well as similarities to Zoetis in the nature of their businesses, and the availability of relevant comparative compensation data, are also considered.
The compensation peer group used in the determination of 2021 executive compensation was comprised of the 16 peer companies listed in the table below:
Agilent Technologies, Inc.	IDEXX Laboratories, Inc.
Alexion Pharmaceuticals, Inc.*	Illumina, Inc.
Baxter International Inc.	Intuitive Surgical, Inc.
Becton, Dickinson and Company	IQVIA Holdings Inc.
Biogen Inc.	Mettler-Toledo International Inc.
Boston Scientific Corporation	Stryker Corporation
Elanco Animal Health Incorporated	Thermo Fisher Scientific Inc.
Gilead Sciences, Inc.	Zimmer Biomet Holdings, Inc.

*
In July 2021, Alexion Pharmaceuticals, Inc. was acquired by AstraZeneca.

Zoetis ranked in the 40th percentile in revenue and 80th percentile in total market capitalization among the companies in the above peer group.
In determining the elements of 2021 compensation for our NEOs, we used the following benchmarks:
•
Proxy statement data for the peer group as disclosed in each company’s prior year CD&A and Executive Compensation Tables.

•
Willis Towers Watson’s executive compensation survey data from our peer companies and, to ensure robust data for benchmarking purposes, from similarly sized companies in life sciences and other industries.

While the Human Resources Committee does not set a specific compensation level relative to the peer group or survey data, this information is considered by the Human Resources Committee as it applies its judgment to compensation decisions.

44      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
As a result of the Human Resources Committee’s 2021 annual compensation peer group review, the Human Resources Committee decided not to make any changes to the compensation peer group, other than to remove Alexion Pharmaceuticals, Inc. due to its acquisition by AstraZeneca in July 2021. This reduced the number of peer companies to 15. The Human Resources Committee believes this group continues to provide a robust number of peer companies and a good balance of companies of similar size and scope across the various industries in which Zoetis competes for talent. This revised peer group comprised of 15 companies will be used by the Human Resources Committee in making 2022 compensation decisions.
The Human Resources Committee will continue to review our compensation peer group on an annual basis and will make any adjustments that are deemed to be appropriate for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs, and the other ZET members.
ROLE OF MANAGEMENT IN COMPENSATION DECISIONS
Our CEO and Chief Human Resources Officer provide the Human Resources Committee with preliminary recommendations for compensation of the NEOs and other members of the ZET other than themselves. The Human Resources Committee, with the advice of its independent compensation consultant, approves the compensation for the NEOs (other than the CEO) and the other members of the ZET, and recommends the compensation of the CEO to our full Board for approval by its independent members.
2021 COMPENSATION PROGRAM AND DECISIONS
COMPENSATION STRUCTURE
The compensation structure for our executives, including our NEOs, reflects our overall compensation philosophy of emphasizing pay-for-performance and aligning the interests of our executive officers and shareholders. The structure is designed to emphasize incentive compensation over fixed compensation and equity compensation over cash compensation. For all our NEOs, long-term incentive compensation is entirely equity-based and makes up the largest portion of their pay mix. In 2021, 90% of the TTDC of Ms. Peck was incentive-based pay, either subject to achievement of performance goals or with value directly tied to the price of our common stock. For each of our NEOs other than Ms. Peck, on average 78% of TTDC was incentive-based pay.
The table and charts below show the mix of TTDC for our NEOs for 2021. The TTDC for our NEOs reflects their base salaries and target annual incentive opportunities as of the end of the year. The numbers in this table differ from those shown in the 2021 Summary Compensation Table (included later in this proxy statement) in that the Summary Compensation Table reflects actual base salary and annual incentives earned during 2021 (rather than target amounts), and this table does not include all compensation information required to be presented in the Summary Compensation Table under the rules of the SEC.

ZOETIS 2022 PROXY STATEMENT      45

EXECUTIVE COMPENSATION
2021 NEO Compensation Structure*
					Pay Mix
NEO	Base Salary	Target Annual Cash Incentive	Long-Term Equity Incentive	Target Total Direct Compensation	Base Salary	Target Annual Incentive	Long- Term Incentive
Kristin C. Peck	$1,200,000	$1,560,000	$9,240,000	$12,000,000	10%	11%	79%
Wetteny Joseph	$675,000	$540,000	$2,200,000	$3,415,000	20%	16%	64%
Glenn C. David	$725,000	$652,500	$2,772,500	$4,150,000	17%	16%	67%
Catherine A. Knupp	$710,000	$568,000	$1,825,000	$3,103,000	23%	18%	59%
Roman Trawicki	$675,000	$540,000	$1,400,000	$2,615,000	26%	21%	53%
Heidi C. Chen	$615,000	$430,500	$1,325,000	$2,370,500	26%	18%	56%

*
Amounts in this table are as of December 31, 2021.

BASE SALARY
Base salary is the principal fixed component of the TTDC of our NEOs and is determined by considering the relative importance of the position, the competitive marketplace and the individual’s performance and contributions. In setting base salaries and determining salary increases for our NEOs, the Human Resources Committee considers a variety of factors, including:
•
Level of responsibility;

•
Individual and team performance;

•
Internal review of the NEO’s total compensation, both individually and relative to our other officers and executives with similar levels of responsibility within the Company; and

•
General levels of salaries and salary changes relative to officers and executives with similar responsibilities at peer group companies.

With regard to individual and team performance, the Human Resources Committee considers the CEO’s evaluation of the individual performance of each NEO. Salary levels are typically reviewed annually as part of the Human Resources Committee’s performance review process and would otherwise be reviewed in the context of a promotion or other change in job responsibility.

46      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
After taking into consideration the factors listed above, the Human Resources Committee approved the base salaries of Mr. David, Dr. Knupp, Mr. Trawicki and Ms. Chen effective January 1, 2021, as reflected in the section above entitled “Compensation Structure”. Mr. Joseph commenced employment with the Company on June 1, 2021 and the section above entitled “Compensation Structure” reflects his annualized 2021 base salary, as approved by the Human Resources Committee.
ANNUAL INCENTIVE PLAN (“AIP”)
Our AIP is our annual cash incentive plan, which is intended to reward all AIP-eligible employees, including our NEOs, for achievement of Company financial and strategic/operational goals, as well as achievement of their own individual performance goals as determined by the Human Resources Committee and, in the case of the CEO, the Zoetis Board.

Our AIP utilizes a funded pool approach. An overall target AIP pool for the year is determined by adding together the target AIP payouts for each eligible employee, including the NEOs. The actual amount of the AIP pool for 2021 was determined by the Human Resources Committee based on the Company’s attainment of the revenue, adjusted diluted EPS and free cash flow goals (weighted 40%, 40% and 20%, respectively) approved by the Human Resources Committee in the first quarter of the year.

The three measures (revenue, adjusted diluted EPS and free cash flow) were selected because they reflect the successful execution of our business strategy, support the achievement of the Company’s annual operating plan, and are metrics that shareholders use to track our performance; more specifically:
•
Revenue measures our growth;

•
Adjusted diluted EPS3 measures our profitability; and

•
Free cash flow4 measures our efficient management of working capital and discipline in capital expenditures.

The threshold, target and maximum performance levels for AIP pool funding for 2021 were established by the Human Resources Committee in early 2021. The Human Resources Committee seeks to set goals that are rigorous but attainable. Our 2021 goals for the AIP were above the prior year’s target goals.

Adjusted diluted EPS (a non-GAAP financial measure) is defined as reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 50 to 53 of our 2021 Annual Report on Form 10-K, filed with the SEC on February 15, 2022, contain a reconciliation of this non-GAAP financial measure to reported results under GAAP for 2021.

Free cash flow is defined as (i) net cash provided by operations ($2,213 million in 2021), minus (ii) capital expenditures ($477 million in 2021). Both net cash provided by operations and capital expenditures are GAAP financial measures and can be found in “Consolidated Statements of Cash Flows” on page 68 of our 2021 Annual Report on Form 10-K, filed with the SEC on February 15, 2022.

ZOETIS 2022 PROXY STATEMENT      47

EXECUTIVE COMPENSATION
COMPANY 2021 PERFORMANCE
The revenue, adjusted diluted EPS and free cash flow target levels and results reflected here and used to determine the funding level of our AIP pool exclude the impact of foreign exchange during 2021. Therefore, the revenue and adjusted diluted EPS metrics utilized for the AIP pool differ from our reported revenue and adjusted diluted EPS results. The impact of foreign exchange is excluded for purposes of determining AIP performance achievement because the Human Resources Committee seeks direct measures of the Company’s operating performance. Our foreign-exchange adjusted financial results for 2021 were above targets against all three metrics used in our AIP:
	2021 Results	Foreign Exchange Adjustments	2021 AIP Results	2021 AIP Target	AIP Results as a Percent of Target
Revenue*	$7,776	$36	$7,812	$7,287	107%
Adjusted Diluted EPS	$4.70	$0.04	$4.74	$4.27	111%
Free Cash Flow*	$1,736	$18	$1,754	$1,602	110%

*
Revenue and Free Cash Flow amounts are in millions of dollars.

Given these results, the Human Resources Committee approved an aggregate funding level of 150% of target for payment of awards under the AIP. The Human Resources Committee believes this funding level recognizes Zoetis’ delivery of strong 2021 financial performance, especially in light of the COVID-19 global pandemic, global supply chain disruptions and other business challenges. In arriving at this funding level, the Human Resources Committee did not adjust financial goals to account for the impact of the COVID-19 global pandemic.
The threshold, target and maximum performance levels for AIP pool funding, as well as the actual results for 2021, are shown in the table below:
The target payout levels for our NEOs were set by the Human Resources Committee (and, in the case of Ms. Peck, the Board) in February 2021. Payouts under the AIP program range from 0% to 200% of the target level depending on actual performance.

48      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
CEO 2021 PERFORMANCE
In determining Ms. Peck’s 2021 annual incentive payment, the Board and the Human Resources Committee considered the strong financial results achieved by the Company under Ms. Peck’s leadership, including performance against the revenue, adjusted diluted EPS and free cash flow metrics included in the AIP. The Board and the Human Resources Committee also considered Ms. Peck’s other 2021 achievements, including those summarized in the table below.
CEO 2021 Achievements
Financial Achievements	We continue to create shareholder value through our consistently strong financial performance. We delivered our eighth-consecutive year of operational revenue growth and increased profitability.
Drive Innovative Growth
We delivered innovative solutions across the continuum of care by focusing our research and development in key opportunity areas.
For Companion Animals:
•
Expanded Simparica Trio® to new markets in 2021, including Japan and Mexico, following its successful debut in the EU, United States, Australia and Canada.

•
Received approval in Canada, Brazil and the U.K. for Librela® and in the EU, the U.K. and Canada for Solensia®, the first injectable monoclonal antibody therapies for the alleviation of pain associated with osteoarthritis in dogs and cats, respectively.

•
Received approvals in China for Cytopoint® and Revolution PLUS® and in the EU and the U.K. for Apoquel® chewable.

•
Received approval in Brazil for our intranasal respiratory vaccine for dogs, Vanguard® i-III.

For Livestock:
•
Expanded Poulvac® Procerta™ HVT-ND for poultry into new markets, including Brazil, Canada and the Philippines.

•
Received vaccine approval in certain countries in the EU for Alpha Ject® Micro 2000 for protection against two bacterial infections in sea bass.

•
Received vaccine approval for Fostera® PCV MH One bottle in China.

Business Development
•
We announced an agreement to acquire Jurox, an Australia-based animal health company that develops, manufactures and markets a wide range of veterinary medicines for treating companion animals and livestock.

Enhance Customer Experience
•
We maintained quality, reliable supply for our markets throughout the COVID-19 global pandemic and executed supply protection contingencies.

•
We maintained our strong focus on customer experience throughout 2021. We completed implementation of Net Promoter Scores across the United States and our top 12 international markets and improved in key metrics versus 2020.

•
We launched our first online portal for presenting user-friendly diagnostic data to customers, while improving the connectivity of our systems with various practice information management software.

Lead in Digital and Data
We expanded our digital and data capabilities in 2021:
•
Launched our Vetscan Imagyst™ diagnostic platform, and now offer our veterinary customers a network of expert remote pathologists for cytology diagnostics in addition to AI technology for fecal testing.

•
Expanded our Virtual Recall software to more veterinary clinics to improve engagement with pet owners and provide tailored communications based on each pet’s quality of life.

•
Increased our digital capabilities across our internal teams, including our Global Manufacturing and Supply, Commercial and Finance teams.

ZOETIS 2022 PROXY STATEMENT      49

EXECUTIVE COMPENSATION
CEO 2021 Achievements
Cultivate a High-Performing Organization
We worked to engage and retain a high-performing workforce:
•
We continued to adapt our workplace employee benefits and policies to ensure colleague safety and well-being during the COVID-19 global pandemic.

•
Our colleague engagement rate (88% as measured by our 2021 Colleague Engagement Surveys) remains very high relative to peers, confirming a highly engaged workforce.

•
Since setting our DE&I aspirations in 2020, we have raised the overall representation of Black colleagues, other colleagues of color and women colleagues; and we also established Colleague Resource Groups that are expanding communities of interest and allyship within Zoetis.

•
We were named among America’s Best Midsize Companies by Forbes, and we also received Great Place to Work accolades in several markets. We were recognized among the 100 Best Companies for Working Parents by Seramount (formerly Working Mother Media), and, for the first time, made the list of the Best Companies for Dads. DiversityInc recognized us as a Noteworthy Company and a Top Company for Board of Directors, and we were also recognized as a Best Company for Latinos (Latino Leader Magazine) and a Best Place to Work for LGBTQ Equality (Human Rights Campaign).

Champion a Healthier and More Sustainable Future
•
We launched our Driven to Care long-term sustainability strategy in 2021, which brings to life specific commitments to Communities, Animals and the Planet.

•
We committed $35 million over five years through the newly established Zoetis Foundation, which focuses grantmaking on strategic priority areas to advance opportunity for veterinarians and farmers globally in the areas of education, wellness and improved livelihoods.

•
We donated thousands of doses of our COVID-19 vaccine for animals to zoos across 14 countries as well as to multiple conservatories, sanctuaries, academic institutions, and government organizations.

•
We advanced sustainable livestock farming through our African Livestock Productivity and Health Advancement (“A.L.P.H.A.”) initiative.

After considering these achievements and Ms. Peck’s overall 2021 performance, the Human Resources Committee recommended and the Board approved, an annual incentive payout to Ms. Peck of 150% of target, for an amount of $2,340,000.
OTHER NEO 2021 PERFORMANCE
What follows are highlights of individual and business unit/function performance considered in Ms. Peck’s evaluation of the performance of the other NEOs and Ms. Peck’s recommendations for their AIP payouts for 2021. In reviewing the compensation recommendations for the other NEOs and approving their AIP payouts, the Human Resources Committee considered the overall performance of the Company, as well as Ms. Peck’s assessment of each NEO’s individual performance and accomplishments relative to each NEO’s individual performance objectives that were approved by the Human Resources Committee at the start of 2021.
NEO	2021 Achievements
Wetteny Joseph EVP and CFO since June 1, 2021
As EVP and CFO, Mr. Joseph:
•
Ensured effective resource allocation to maximize 2021 financial performance for Zoetis, while balancing lingering impacts of COVID-19. Deployed incremental resources in various areas while still delivering an operationally leveraged P&L.

•
Continued strong emphasis on external financial reporting quality and Sarbanes-Oxley Act (“SOX”) compliance, and fully integrated acquired companies into the Zoetis SOX framework, as required.

•
Pursued strategically aligned business development opportunities to drive growth and shareholder value creation, including playing a critical role in the agreement to acquire Jurox in Australia.

•
Successfully led several integrations of acquired businesses.

50      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
NEO	2021 Achievements
Glenn C. David EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance since June 1, 2021; EVP and CFO until May 31, 2021
As EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance, Mr. David:
•
Exceeded financial commitments delivering strong revenue and IBT growth, and outpacing growth in International markets. Aquaculture and Pumpkin insurance businesses also significantly exceeded their revenue goals.

•
Delivered strong results in key dermatology and parasiticide portfolios through increased investment behind these key areas of growth. Achieved tremendous success with our pain monoclonal antibody therapy launches, significantly exceeding our expectations and drove strong growth in our diagnostic business.

•
Continued to enhance our engagement and high performance culture by completing the Senior Emerging Leaders initiative, significantly increasing the number of women leaders in our International operations and increasing communications within the organization.

Dr. Catherine A. Knupp EVP, President of Research and Development
As EVP, President of Research and Development, Dr. Knupp led efforts that generated new product approvals and lifecycle innovations across our product lines worldwide.
•
Our new products included:

o
Solensia®, the first injectable monoclonal antibody therapy to treat osteoarthritis pain in cats, in the EU and Canada;

o
Nilablend® in Australia;

o
Librela®, the first injectable monoclonal antibody therapy to treat osteoarthritis pain in dogs, in Canada, Brazil and the U.K.;

o
Draxxin® KP, an antimicrobial for livestock that delivers a full course of antibiotic therapy against bovine respiratory disease in a single dose, combined with the nonsteroidal anti-inflammatory ketoprofen for the control of pyrexia, in the United States and Canada;

o
Dectomax V® in Australia; and

o
Vanguard® i-III an intranasal respiratory vaccine for dogs, in Brazil.

•
Our product lifecycle innovations included:

o
o
Geographic expansion, new claim, new formulation or new species approvals for these key franchises: Vanguard®, Suvaxyn®, Fostera®, Cerenia®, Revolution® Plus, Simparica® , Simparica Trio®, Rispoval®, Procerta®, Draxxin®, Apoquel® and Cytopoint®; and

o
Product approvals in China for Cerenia® Injectable for Cats, Cytopoint®, Excenel RTU EZ®, Fostera® PCV MH One bottle and Revolution® Plus.

•
Maintained momentum in the R&D portfolio, including regulatory submissions and reviews.

Roman Trawicki EVP, President of Global Manufacturing and Supply
As EVP, President of Global Manufacturing and Supply, Mr. Trawicki:
•
Maintained a reliable global supply of high-quality products throughout the COVID-19 global pandemic.

•
Successfully executed agreed-upon 2021 milestones in Plant Network Strategy, including with respect to our China Bio Plant and Rathdrum API plant.

•
Successfully advanced our “Protect Our Planet” Sustainability measures:

o
Renewable energy — conducted bid reviews with green energy providers; and

o
Energy Intensity — rolled out environmental metrics monitoring program with software to 45 sites.

Heidi C. Chen EVP, General Counsel and Corporate Secretary; Lead of Human Health Diagnostics
As EVP, General Counsel and Corporate Secretary; Lead of Human Health Diagnostics, Ms. Chen:
•
Oversaw the granting of over 500 patents globally in 2021, including in-licensed patents, and filing of over 150 new patent applications, including those related to COVID-19.

•
Played a critical role in the agreement to acquire Jurox, an Australia-based animal health company that develops, manufactures and markets a wide range of veterinary medicines for treating companion animals and livestock.

•
Advanced data privacy compliance controls and enhanced our Enterprise Risk Management program.

•
Led improvements to our corporate compliance program, including a “Safe to Say” compliance reporting and non-retaliation campaign, enhanced compliance performance tracking, and enhancements to the Company’s internal investigation function.

•
Significantly exceeded financial commitments for human health diagnostics.

ZOETIS 2022 PROXY STATEMENT      51

EXECUTIVE COMPENSATION
NEO AIP DECISIONS
In February 2022, the Human Resources Committee (and, in the case of the CEO, the Board) determined the amount of annual incentive earned by each of our NEOs and approved the final payouts to each NEO for 2021. The NEOs’ 2021 annual incentive awards were based on:
•
The financial performance of Zoetis (measured against targets for revenue, adjusted diluted EPS and free cash flow);

•
The financial performance of their respective region/business unit/function measured by annual budgets for revenue and income before adjustments (as applicable);

•
The achievement of approved strategic and operational goals for their respective region/business unit/function; and

•
An assessment of each NEO’s individual performance relative to each executive’s performance objectives (indicated above), including an assessment of whether such performance objectives were achieved in alignment with our Core Beliefs, which define the values and behaviors that we expect all Zoetis employees, including our NEOs, to exhibit in carrying out their responsibilities.

The 2021 AIP awards for our NEOs reflecting the Human Resources Committee’s assessment of their performance in 2021 (and, in the case of our CEO, the Board’s assessment of her performance in 2021) are shown in the table below:
NEO	AIP Target Amount	AIP Award % of Target	AIP Award Paid
Kristin C. Peck	$1,560,000	150%	$2,340,000
Wetteny Joseph*	$315,000	150%	$472,500
Glenn C. David	$652,500	156%	$1,017,900
Catherine A. Knupp	$568,000	150%	$852,000
Roman Trawicki	$540,000	156%	$842,400
Heidi C. Chen	$430,500	150%	$645,750

*
Mr. Joseph began employment with the Company on June 1, 2021, and his AIP Target Amount reflects partial year compensation.

LONG-TERM INCENTIVES (“LTI”)
The Zoetis Inc. 2013 Equity and Incentive Plan (the “Equity Plan”) is a comprehensive long-term incentive compensation plan that permits us to grant equity-based long-term compensation awards to employees and directors. The Human Resources Committee believes that equity-based long-term incentive awards align the interests of management with our shareholders and focus management on our long-term growth. In addition, the Human Resources Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success. In determining the size of equity-based grants, the Human Resources Committee considers the number of shares available under the Equity Plan, the potential dilutive impact of such grants on our shareholders, the individual’s position with us, the appropriate allocation of such grants based on past and projected individual and corporate performance and the level of grants awarded by our peers to similarly situated executives.
Our performance award units use relative total shareholder return (“Relative TSR”) as the metric for assessing performance over a three-year performance period. TSR is the appreciation of share price, including dividends, during the performance period. Relative TSR is Zoetis’ TSR as compared to the TSR over the

52      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
performance period of the “S&P 500 Group”, which we define as the companies comprising the S&P 500 stock market index as of the beginning of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded. Relative TSR was selected because we believe it best aligns the interests of our NEOs with those of our shareholders over the performance period.
Our LTI awards vest in full on the third anniversary of the date of grant, assuming continued employment through the vesting date and, in the case of performance award units, subject to the Company’s TSR over the three-year performance period relative to the TSR of the S&P 500 Group. For all LTI awards, earlier vesting may occur in connection with certain termination conditions, such as retirement, death, disability, restructuring, change in control, etc., that are generally aligned with market practice.
Long-term incentive awards granted to the Company’s senior leaders (approximately 270 employees, including the NEOs) are delivered with 50% of the value in performance award units, 25% in RSUs and 25% in stock options. We believe the greater emphasis on achievement of our performance award unit Relative TSR goal aligns the interests of the NEOs with the interests of our shareholders and further enhances the link between pay and performance in our compensation program.

In 2021, long-term incentive awards were delivered through a mix of 50% performance award units and 25% each of stock options and RSUs, to approximately 270 of our senior leaders, including the NEOs. We believe that the mix of stock options (which have value only if there is an increase in the value of our stock), RSUs (which focus our executives on sustained growth) and performance award units (which reward the Company’s executives in alignment with the relative return in our shareholders’ investment in the Company over the three-year performance period) that was delivered in 2021 supports our pay-for-performance objective by tying executive awards to shareholder value accretion. Long-term incentive awards were delivered to other eligible Zoetis employees generally through RSUs.

The three forms of LTI awards granted to our senior leaders, including the NEOs, are described below:
Performance Award Units	Objectives
We award performance award units to enhance the alignment of executive pay with the value created for our shareholders. Performance award units provide executives with the right to receive shares of our stock after the end of the three-year performance vesting period. The number of shares paid, if any, is generally subject to continued employment (with exceptions for certain terminations of employment) and the Company’s total shareholder return over the performance period relative to the S&P 500 Group. Dividend equivalents are applied to outstanding performance award units and are paid out in shares of our stock at the same time the associated performance award units are paid.
•
Align the interests of executives with those of shareholders over the performance vesting period

•
Retain executive talent, as performance awards provide an opportunity for higher rewards when the Company’s total shareholder return results exceed the median of the S&P 500 Group

•
Encourage stock ownership by delivering shares upon settlement in accordance with the Company’s relative total shareholder return results

The performance award unit vesting schedule is as follows:
If the Relative TSR for the 2021-2023 performance period is:	The number of shares of stock that will vest is:
Below the 25th percentile of the S&P 500 Group	Zero
At the 25th percentile of the S&P 500 Group	50% of the target number of units
At the 50th percentile of the S&P 500 Group	100% of the target number of units

ZOETIS 2022 PROXY STATEMENT      53

EXECUTIVE COMPENSATION
Performance Award Units (Continued)	Objectives
At or above the 75th percentile of the S&P 500 Group	200% of the target number of units
The number of shares that vest and are paid is determined by linear interpolation when the Relative TSR is between the 25th and 50th or between the 50th and 75th percentiles of the S&P 500 Group.
Stock Options	Objectives
We view stock options as a form of long-term incentive that focuses and rewards executives for increasing our stock price. If the stock price does not increase from the level at the date of the grant, the stock options will have no value to the executives.
•
Encourage our executives to focus on decisions that will lead to increases in the stock price for the long term

•
Retain executive talent, since executives generally must remain with the Company for three years following the date of the grant before they can exercise the stock options (with exceptions for certain terminations of employment), and the options have a ten-year term from the date of the grant

Restricted Stock Units	Objectives
RSUs provide executives with the right to receive shares of our stock at the end of the three-year cliff-vesting period, generally subject to continued employment (with exceptions for certain terminations of employment). Dividend equivalents are applied to outstanding RSUs and are paid out in shares of our stock at the same time the associated RSUs are paid out.	• Align the interests of executives with those of shareholders over the vesting period • Retain executive talent • Encourage stock ownership by delivering shares upon settlement
NEO LTI DECISIONS
Our NEOs typically receive equity-based grants as part of our annual grant of long-term incentive awards which occurs during the first quarter of each year. The following table sets forth the long-term incentive awards delivered to our NEOs in 2021. In determining the number of shares underlying each applicable award, the value of RSUs is divided by the grant date closing price of Zoetis common shares, the option value is divided by the Black-Scholes value as of the grant date and the performance award unit value is divided by the Monte Carlo simulation value as of the grant date (in each case, the number of underlying shares is rounded down to the nearest whole number).
		Value of Equity Awards:			Number of Shares Underlying Awards:
NEO	Total LTI Value	Stock Options	RSUs	Performance Award Units	Stock Options	RSUs	Performance Award Units
Kristin C. Peck	$9,240,000	$2,310,000	$2,310,000	$4,620,000	61,078	14,381	22,125
Wetteny Joseph*	$5,100,000	—	$5,100,000	—	—	27,366	—
Glenn C. David	$2,772,500	$693,125	$693,125	$1,386,250	18,326	4,315	6,638
Catherine A. Knupp	$1,825,000	$456,250	$456,250	$912,500	12,063	2,840	4,370
Roman Trawicki	$1,400,000	$350,000	$350,000	$700,000	9,254	2,179	3,352
Heidi C. Chen	$1,325,000	$331,250	$331,250	$662,500	8,758	2,062	3,172

*
Represents Mr. Joseph’s sign-on LTI award described below.

In February 2022, the Human Resources Committee certified that for the 2019-2021 performance cycle, our Relative TSR was at the 92nd percentile of the 477 companies remaining in the S&P 500 Group as of December 31, 2021. Based on this Relative TSR achievement, in accordance with the vesting matrix established at the beginning of the performance period, each 2019-2021 performance award unit vested at 200% of the established target amount.

54      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Mr. Joseph began employment with the Company on June 1, 2021, and to replace incentive awards that he forfeited from his previous employer, the Company granted Mr. Joseph a cash sign-on award of $2,000,000 and an LTI sign-on award valued at $5,100,000. The LTI sign-on award was granted on June 30, 2021 in the form of RSUs, with three-year cliff vesting restrictions applied. However, a portion (valued at $1,400,000) of the total value of the RSU sign-on award is non-forfeitable in the event of Mr. Joseph’s termination of employment with Zoetis for any reason other than for Cause (as defined in the Zoetis Executive Severance Plan), to reflect the forthcoming release of vesting restrictions on an outstanding equity award from his former company.
RETIREMENT BENEFITS
Our U.S.-paid NEOs receive retirement benefits through Zoetis’ U.S. Savings Plan. The Savings Plan is a tax-qualified 401(k) savings plan available to all eligible U.S. employees. Participants may elect to contribute up to 60% of their salary and annual incentive payment to the Savings Plan, subject to IRC limitations. We match 100% of the employee contribution, up to 5% of each employee’s eligible pay (generally, base salary plus bonuses). We may also contribute a discretionary profit-sharing amount of up to 8% of each employee’s eligible pay (subject to IRC limitations). For 2021, we contributed 6.5% of each employee’s eligible pay (including the NEOs) as a profit-sharing contribution.
To the extent the IRC limitations are exceeded, our Zoetis Supplemental Savings Plan is a non-qualified deferred compensation plan that makes up for amounts that would otherwise have been contributed to the Savings Plan but could not be contributed due to IRC limitations on the amount of compensation that may be taken into account under a tax-qualified plan ($290,0000 for 2021). Eligible employees, including our NEOs, may elect to defer up to 30% of the amount by which their salary and annual incentive payment exceeds this compensation limit. We match these deferrals at the same rate as under the Savings Plan, i.e., 100% match up to 5% of eligible pay. In addition, our NEOs and certain other executives may elect to defer up to an additional 60% of the amount of their annual incentive payment that is over the IRC 401(a)(17) limit. We do not match these additional deferrals. If an employee’s profit sharing contribution to the Savings Plan is limited by the compensation or contribution limit, the portion that the employee was not able to receive in the Savings Plan is credited to the employee’s account in the Zoetis Supplemental Savings Plan.
Mr. Trawicki is employed by Zoetis U.K. Limited and is on assignment in Ireland. As such, he receives retirement benefits through Zoetis’ U.K. tax-qualified defined contribution plan. The U.K. plan is available to all full or part-time U.K. employees who are not otherwise members of a qualifying pension scheme. Under the U.K. plan, the Company contributes 8% of base pay and applicable performance related bonus, and participants may elect to make contributions on a pre-tax basis.
SEVERANCE
The Zoetis Executive Severance Plan covers our NEOs and certain other executives (currently 11 employees, including the NEOs). We do not maintain individual employment agreements with our executives (other than agreements that are required or customary for executives outside of the U.S.). Consistent with market practices and those of our peer companies, the plan provides for payment of severance benefits in the event

ZOETIS 2022 PROXY STATEMENT      55

EXECUTIVE COMPENSATION
of an involuntary termination of employment (other than for Cause5) that is not in connection with a Change of Control5, and a higher level of benefits in the event of an involuntary termination of employment (other than for Cause) or a termination for “Good Reason”5 that occurs upon or within 24 months following a Change of Control. The amounts payable under the plan are shown below:
	Severance (Base Salary)	Continued Health and Life Insurance (at active employee cost)	Annual Incentive
Non-Change of Control Severance:
CEO	18 months	12 months	1.5x target
Other Participants	12 months	12 months	1x target
Change of Control Severance:
CEO	30 months	18 months	2.5x target
Other Participants	24 months	18 months	2x target
The salary payments are made as salary continuation in the case of a non-Change of Control severance, and in a lump sum in the case of a Change of Control severance. The annual incentive payments are made in a lump sum under both circumstances. In addition to the benefits reflected in the table, we provide outplacement services to plan participants. All benefits under the plan are subject to the participant’s execution of a general release of all claims against the Company.
PERQUISITES
We maintain a policy prohibiting traditional perquisites of employment (as determined by our Board) for our employees, including our NEOs. However, consistent with market practices and those of our peer companies, the Company does provide certain benefits to employees serving outside of their home country at the Company’s request, including our NEOs, pursuant to our international assignment policy, which benefits fall into the category of perquisites or other personal benefits under applicable SEC rules.
CORPORATE GOVERNANCE POLICIES
STOCK OWNERSHIP REQUIREMENTS
Our stock ownership guidelines encourage our NEOs to own and maintain a substantial stake in the Company. Our guidelines are established as a multiple of each executive’s base salary. In assessing compliance with the guidelines, we count stock held outright, unvested restricted stock or RSUs, and stock held in benefit plans. Our stock ownership guidelines are as follows:
•
CEO: 6 times base salary

•
All other ZET members, including our NEOs: 3 times base salary

A Zoetis executive must achieve the guidelines before he or she can sell any stock acquired upon the exercise of options or the vesting of other awards, other than stock sold to satisfy the exercise price of stock options or taxes due upon the exercise of options or the vesting or settlement of other awards. All ZET members, including our NEOs have five years from the date of appointment or hire as a ZET member, as applicable, to achieve the stock ownership requirements. As of the last annual measurement date, all of our NEOs are in compliance with the stock ownership requirements.

“Cause”, “Change of Control” and “Good Reason” are as defined in the Zoetis Executive Severance Plan.

56      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Effective January 1, 2022, to better align the Company’s stock ownership guidelines with market practice, unvested performance awards are no longer included in determining whether the guideline has been met.
ANTI-HEDGING AND ANTI-PLEDGING POLICIES
Zoetis maintains a policy prohibiting any of our directors or employees, including the NEOs and other executive officers, from “hedging” their ownership in shares of our common stock or other equity-based interests in the Company, including by engaging in short sales or trading in derivative securities that are directly linked to our common stock or that are designed to hedge or offset any decrease in the market value of Zoetis securities (including options, futures contracts and equity swaps). Zoetis also maintains a policy prohibiting any of our directors or employees, including the NEOs and other executive officers, from pledging Zoetis shares as collateral for loans or for any other purpose.
CLAWBACK POLICY
Zoetis maintains a clawback policy that enables the Company to recover any amount determined by the Human Resources Committee to have been inappropriately received by the employee. Under our clawback policy, the Human Resources Committee shall, to the extent permitted by law, make retroactive adjustments to any cash-based or equity-based incentive compensation paid to employees, including our NEOs, where the payment was predicated upon the achievement of specified financial results that are the subject of a subsequent restatement, or where employees were found to have altered financial or operational results used to determine award values. Our clawback policy includes recoupment due to willful misconduct or gross negligence which caused or might reasonably be expected to cause significant business or reputational harm to the Company. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards, which permits the Company to recoup equity awards in cases where the provision has been violated.
COMPENSATION RISK ASSESSMENT
In 2021, the Human Resources Committee considered whether the Company’s compensation policies and practices for its employees, including the NEOs, create risks that are reasonably likely to have a material adverse effect on the Company.
In evaluating a compensation risk assessment that was conducted by Willis Towers Watson, and reviewed by Pearl Meyer, the Human Resources Committee’s independent executive compensation consultant, the Human Resources Committee considered the following:
•
The mix of cash and equity compensation, which is balanced with a strong emphasis on long-term awards;

•
Goals and objectives of the Company’s compensation programs, reflecting both quantitative and qualitative performance measures and avoiding excessive weight on a single performance measure;

•
The design of the Company’s sales incentive plans, to ensure the mix of fixed and variable compensation promotes appropriate behaviors among participants;

•
Equity compensation granted in the form of stock options, restricted stock units and performance award units to provide greater incentive to create and preserve long-term shareholder value;

ZOETIS 2022 PROXY STATEMENT      57

EXECUTIVE COMPENSATION
•
Regular review of comparative compensation data to maintain competitive compensation levels in light of the Company’s industry, size and performance;

•
The Company’s minimum stock ownership guidelines, which ensure that executive officers have a meaningful direct ownership stake in the Company and align executive officers with long-term shareholder interests;

•
The Company’s restrictions on engaging in hedging transactions in the Company’s securities; and

•
The Company’s clawback policy.

Based on its evaluation in 2021, the Human Resources Committee has determined, in its reasonable business judgment, that the Company’s compensation policies and practices as generally applicable to its executive officers and employees do not create risks that are reasonably likely to have a material adverse impact on the Company and instead promote behaviors that support a long-term focus and shareholder value creation.
TAX DEDUCTIBILITY OF NEO COMPENSATION
Section 162(m) of the IRC disallows a federal income tax deduction to public companies for compensation greater than $1 million paid in any tax year to a covered executive officer, subject to a limited exception for certain arrangements in place as of November 2, 2017. As a result, compensation paid to our NEOs in excess of $1 million generally will not be deductible for federal tax purposes. While the Human Resources Committee considers tax deductibility as one of several relevant factors in determining compensation, it reserves the flexibility to design and maintain executive compensation arrangements that it believes will attract and retain executive talent, even if such compensation is not deductible by the Company for federal income tax purposes.

58      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
REPORT OF THE HUMAN RESOURCES COMMITTEE
The Zoetis Human Resources Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis contained in this proxy statement. Based on its review and discussions with management, the Zoetis Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A filed with the SEC.
THE HUMAN RESOURCES COMMITTEE
Robert W. Scully, Chair
Paul M. Bisaro
Sanjay Khosla
Tonie Leatherberry
Gregory Norden

ZOETIS 2022 PROXY STATEMENT      59

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Kristin C. Peck Chief Executive Officer	2021	1,200,000	—	6,929,797	2,309,970	2,340,000	318,724	13,098,491
	2020	1,100,000	—	5,684,840	1,894,975	1,531,200	163,297	10,374,312
	2019	690,000	—	1,349,964	449,997	695,520	144,683	3,330,164
Wetteny Joseph(5)(6) EVP and CFO since June 1, 2021	2021	393,750	2,000,000	5,099,927	—	472,500	43,641	8,009,818

Glenn C. David(5) EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance since June 1, 2021; EVP and CFO until May 31, 2021	2021	725,000	—	2,079,156	693,089	1,017,900	159,250	4,674,395
	2020	725,000	—	1,912,403	637,492	672,800	130,378	4,078,073
	2019	690,000	—	1,612,477	537,487	695,520	136,866	3,672,350
Catherine A. Knupp EVP, President of Research and Development	2021	710,000	—	1,368,661	456,223	852,000	168,376	3,555,260
	2020	710,000	—	1,349,924	449,983	658,880	137,097	3,305,884
	2019	690,000	—	1,349,964	449,997	678,960	142,301	3,311,222
Roman Trawicki(7) EVP, President of Global Manufacturing and Supply	2021	675,000	—	1,049,922	349,986	842,400	401,419	3,318,727
	2020	675,000	—	974,792	324,988	640,980	874,470	3,490,230
Heidi C. Chen EVP, General Counsel and Corporate Secretary; Lead of Human Health Diagnostics	2021	615,000	—	993,543	331,228	645,750	133,861	2,719,382

(1)
The amounts shown in the “Stock Awards” column represent the aggregate grant date fair values for the RSUs and the performance award units granted by Zoetis in 2021, 2020, and 2019, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to Zoetis’ 2021 Annual Report on Form 10-K, filed with the SEC on February 15, 2022 (the “2021 10-K”). Further information regarding the 2021 awards is included in the 2021 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2021 Fiscal Year-End Table. With respect to the performance award units granted by Zoetis in 2021, 2020, and 2019, the amounts included in the “Stock Awards” column of the Summary Compensation Table above represent the target payout at the grant date based upon the probable outcome of the performance conditions. The table below shows the amount of the target payout value at the grant date and the maximum value at the grant date assuming that the highest performance conditions would be achieved for each of the performance award units granted in 2021.

	Performance Award Unit Grants in 2021
Name	Grant date target payout $	Maximum Value at Grant Date $
Kristin C. Peck	4,619,921	9,239,842
Wetteny Joseph	—	—
Glenn C. David	1,386,081	2,772,162
Catherine A. Knupp	912,500	1,825,000
Roman Trawicki	699,931	1,399,862
Heidi C. Chen	662,345	1,324,690

(2)
The amounts shown in the “Option Awards” column represents the aggregate grant date fair values of long-term incentive awards granted to the NEOs by Zoetis in 2021, 2020, and 2019, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the 2021 10-K. Further information regarding the 2021 awards is included in the 2021 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2021 Fiscal Year-End Table.

60      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
(3)
The amounts shown in the “Non-Equity Incentive Plan Compensation” column represent annual cash incentive awards earned by the NEOs under the Zoetis Annual Incentive Plan for 2021, 2020, and 2019.

(4)
The following table sets forth the component amounts presented in the “All Other Compensation” column above for the year ended December 31, 2021:

Name	Company Contributions to Defined Contribution Plans (i)($)	Company Contributions Under the Zoetis Supplemental Savings Plan (ii)($)	International Assignment (iii)($)	Other (iv)($)	All Other Compensation ($)
Kristin C. Peck	33,350	280,340	—	5,034	318,724
Wetteny Joseph	33,350	9,642	—	649	43,641
Glenn C. David	27,996	127,397	—	3,857	159,250
Catherine A. Knupp	33,350	124,071	—	10,955	168,376
Roman Trawicki	102,242	—	298,978	199	401,419
Heidi C. Chen	33,350	94,804	—	5,707	133,861

(i)
The amounts shown in this column for the U.S.-paid NEOs (Ms. Peck, Mr. Joseph, Mr. David, Dr. Knupp and Ms. Chen) represent the sum of profit sharing and matching contributions under the Zoetis Savings Plan (“ZSP”), a tax-qualified retirement savings plan. Under the terms of the ZSP, the company will match up to 5% of eligible compensation contributed by each employee, subject to limitations under the Internal Revenue Code of 1986, as amended (“IRC”). Mr. Trawicki receives retirement benefits through Zoetis’ United Kingdom (“U.K.”) tax-qualified defined contribution plan. The U.K. plan is available to all full or part-time U.K. employees who are not already members of a qualifying pension scheme. Under the U.K. plan, the company contributes 8% of salary and applicable performance-related bonus, and participants may elect to make contributions on a pre-tax basis.

(ii)
The amounts shown in this column represent the sum of profit sharing and matching contributions under the Zoetis Supplemental Savings Plan (“ZSSP”). The ZSSP is discussed in more detail in the 2021 Non-Qualified Deferred Compensation Table.

(iii)
Mr. Trawicki is employed by Zoetis United Kingdom Limited and in connection with his role of President of Global Manufacturing and Supply, was on assignment in Ireland during 2021. This assignment was at the company’s request and Mr. Trawicki received benefits in line with those that are generally available to all Zoetis employees serving in international assignments. In 2021, these benefits included $99,066 for housing, $180,699 for taxes paid by the company and $19,213 for use of a company car related to his assignment.

(iv)
The amounts shown in this column include the imputed income related to Zoetis’ group term life insurance coverage in excess of $50,000.

(5)
Effective June 1, 2021, Mr. David, the Company’s EVP and CFO, was named EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance, overseeing International Operations and other business units. In connection with this transition, Mr. David resigned as CFO and principal accounting officer of the Company. Also on June 1, 2021, Mr. Joseph joined the Company and was appointed EVP and CFO.

(6)
Mr. Joseph began employment with the company on June 1, 2021, and his Salary amount in the table above reflects partial year compensation. The Bonus column includes a cash sign-on bonus of $2,000,000. The Stock Awards column includes a sign-on RSU award with a grant date value of $5,099,927. Of these RSUs, $1,399,936 are non-forfeitable if Mr. Joseph’s employment is terminated for any reason other than for Cause (as defined in the Zoetis Executive Severance Plan) and $3,699,991 of the RSUs are subject to his continued employment with Zoetis through the applicable vesting date, and all RSUs are subject to the terms and conditions set forth in the Equity Plan documents. These sign-on awards were issued to Mr. Joseph to replace incentive awards that he forfeited from his previous employer.

(7)
Mr. Trawicki’s Salary and Non-Equity Incentive Plan Compensation amounts are denominated in U.S. dollars (“USD”); however as he is employed by Zoetis’ U.K. subsidiary, these amounts are paid to him in British pounds (“GBP”). In the first five months of 2021, the conversion rate was set at the beginning of each calendar month, and the average exchange rate was 1.379 USD per GBP. In June, the conversion rate was fixed for the remainder of the year using the prior 12-month average of 1.342 USD per GBP.

ZOETIS 2022 PROXY STATEMENT      61

EXECUTIVE COMPENSATION
2021 GRANTS OF PLAN-BASED AWARDS
The following table provides additional information about non-equity incentive awards and equity incentive awards granted to our NEOs during the fiscal year ended December 31, 2021. All stock options, RSUs and performance award units granted to our NEOs in 2021 were granted under the 2013 Equity and Incentive Plan and the applicable award agreements. See the discussion under the heading “Long-Term Incentives” in the CD&A for further information about these stock options, RSUs and performance award units.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kristin C. Peck	Annual Incentive		0	1,560,000	3,120,000
	Stock Options(5)	2/10/2021								61,078	160.62	2,309,970
	Restricted Stock Units(5)	2/10/2021							14,381			2,309,876
	Performance Award Units(6)	2/10/2021				0	22,125	44,250				4,619,921
Wetteny Joseph	Annual Incentive(7)		0	315,000	630,000
	Stock Options(5)	—								0	0	—
	Restricted Stock Units(8)	6/30/2021							27,366			5,099,927
	Performance Award Units(6)	—				0	0	0				—
Glenn C. David	Annual Incentive		0	652,500	1,305,000
	Stock Options(5)	2/10/2021								18,326	160.62	693,089
	Restricted Stock Units(5)	2/10/2021							4,315			693,075
	Performance Award Units(6)	2/10/2021				0	6,638	13,276				1,386,081
Catherine A. Knupp	Annual Incentive		0	568,000	1,136,000
	Stock Options(5)	2/10/2021								12,063	160.62	456,223
	Restricted Stock Units(5)	2/10/2021							2,840			456,161
	Performance Award Units(6)	2/10/2021				0	4,370	8,740				912,500
Roman Trawicki	Annual Incentive		0	540,000	1,080,000
	Stock Options(5)	2/10/2021								9,254	160.62	349,986
	Restricted Stock Units(5)	2/10/2021							2,179			349,991
	Performance Award Units(6)	2/10/2021				0	3,352	6,704				699,931
Heidi C. Chen	Annual Incentive		0	430,500	861,000
	Stock Options(5)	2/10/2021								8,758	160.62	331,228
	Restricted Stock Units(5)	2/10/2021							2,062			331,198
	Performance Award Units(6)	2/10/2021				0	3,172	6,344				662,345
(1)
The amounts represent the threshold, target and maximum non-equity incentive plan awards under the Zoetis Annual Incentive Plan for 2021.

(2)
These amounts represent the threshold, target and maximum share payouts under our performance award unit program for the performance period beginning January 1, 2021 and ending December 31, 2023. The payment for threshold performance is 0%. The target payout is equal to 100% of the granted units and represents the number of performance award units that may be earned for achieving the target level of the performance goal. The maximum payout is 200% of the target number of performance award units and represents the number of performance award units that may be earned for achieving the maximum level of the performance goal. Dividend equivalent units are accrued through the payout date and increase the target number of performance award units.

(3)
The exercise price of the stock options is the closing price of the company’s stock on the grant date.

(4)
The amounts shown in this column represent the award values as of the grant date, computed in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the 2021 10-K. For awards granted on February 10, 2021, the stock options are shown using a Black-Scholes value of $37.82 on the grant date, the RSUs are shown using the company’s grant date closing stock price of $160.62, and the performance award units granted are shown using a Monte Carlo simulation model value of

62      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
$208.81 on the grant date of February 10, 2021. For RSUs granted on June 30, 2021, the RSUs are shown using the company’s grant date closing stock price of $186.36. For each NEO, the target grant date values were intended to be distributed with 50% of the total value in performance award unit awards and 25% of the total value each in RSUs and stock option grants; however, there are slight differences in intended value due to rounding down upon the conversion from dollar values to a number of options or units using the grant date values.
(5)
These Zoetis stock option and RSU awards are subject to three-year cliff vesting and vest 100% on the third anniversary of the grant date. Dividend equivalent units are accrued through the payout date and increase the number of RSUs.

(6)
These performance award units are subject to three-year cliff vesting and are earned based on achievement of a performance goal measured over a three-year performance period beginning January 1, 2021 and ending December 31, 2023. The performance goal is based on the company’s TSR results as compared to the TSR results of the companies comprising the S&P 500 Group. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares (including accrued dividend equivalent units) and depends upon the extent to which the performance goal is achieved, as determined by the Committee after the end of the performance period.

(7)
Mr. Joseph began employment with the company on June 1, 2021, and his Annual Incentive Plan amount reflects partial year compensation.

(8)
Mr. Joseph began employment with the company on June 1, 2021, and these RSUs represent sign-on awards issued to him to replace incentive awards that he forfeited from his previous employer. These RSUs are subject to three-year cliff vesting and vest 100% on the third anniversary of the grant date. Of these RSUs, 7,512 (having a grant date fair value of $1,399,936) are non-forfeitable if Mr. Joseph’s employment is terminated for any reason other than for Cause (as defined in the Zoetis Executive Severance Plan) and the remaining portion of 19,854 RSUs (having a grant date fair value of $3,699,991) are subject to his continued employment with Zoetis through the applicable vesting date, and all RSUs are subject to the terms and conditions set forth in the Equity Plan documents.

ZOETIS 2022 PROXY STATEMENT      63

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END TABLE
The following table summarizes the Zoetis equity-based long-term incentive awards made to our NEOs that were outstanding as of December 31, 2021.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that That Have Not Vested (#)(2)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Kristin C. Peck	3/4/2014	15,036	—	30.89	3/3/2024	—	—	—	—
	2/27/2015	37,132	—	46.09	2/26/2025	—	—	—	—
	2/19/2016	40,214	—	41.83	2/18/2026	—	—	—	—
	2/14/2017	32,634	—	55.02	2/13/2027	—	—	—	—
	2/13/2018	24,642	—	73.24	2/12/2028	—	—	—	—
	2/12/2019	—	20,661	87.51	2/11/2029	23,230(5)	5,668,817	—	—
	2/11/2020	—	55,866	144.03	2/10/2030	13,282	3,241,206	35,186	8,586,440
	2/10/2021	—	61,078	160.62	2/9/2031	14,437	3,523,061	44,422	10,840,301
Wetteny Joseph	6/30/2021	—	—	—	—	27,432(5)	—	—	—
Glenn C. David	2/27/2015	7,712	—	46.09	2/26/2025	—	—	—	—
	2/12/2019	—	24,678	87.51	2/11/2029	27,747(5)	6,771,100	—	—
	2/11/2020	—	18,794	144.03	2/10/2030	4,469	1,090,570	11,836	2,888,339
	2/10/2021	—	18,326	160.62	2/9/2031	4,332	1,057,138	13,328	3,252,432
Catherine A. Knupp	2/14/2017	32,634	—	55.02	2/13/2027	—	—	—	—
	2/13/2018	24,642	—	73.24	2/12/2028	—	—	—	—
	2/12/2019	—	20,661	87.51	2/11/2029	23,230(5)	5,668,817	—	—
	2/11/2020	—	13,266	144.03	2/10/2030	3,154	769,671	8,356	2,039,115
	2/10/2021	—	12,063	160.62	2/9/2031	2,851	695,730	8,774	2,141,119
Roman Trawicki	2/12/2019	—	13,774	87.51	2/11/2029	15,485(5)	3,778,805	—	—
	2/11/2020	—	9,581	144.03	2/10/2030	2,278	555,900	6,034	1,472,477
	2/10/2021	—	9,254	160.62	2/9/2031	2,187	533,694	6,730	1,642,322
Heidi C. Chen	2/12/2019	—	14,921	87.51	2/11/2029	16,775(5)	4,093,603	—	—
	2/11/2020	—	9,581	144.03	2/10/2030	2,278	555,900	6,034	1,472,477
	2/10/2021	—	8,758	160.62	2/9/2031	2,070	505,142	6,368	1,553,983

(1)
These Zoetis stock options, RSUs and performance award units are subject to a three-year cliff vesting schedule and vest 100% on the third anniversary of the grant date, and performance award units are earned based on achievement of a performance goal measured over a three-year performance period.

(2)
These amounts are rounded to the nearest whole unit and include accrued dividend equivalent units applied after the grant date.

(3)
Based on Zoetis’ closing stock price on December 31, 2021, of $244.03.

(4)
These performance award units are subject to three-year cliff vesting and are earned, in the case of awards granted in 2020, based on achievement of a performance goal over a three-year performance period beginning January 1, 2020 and ending December 31, 2022, and in the case of awards granted in 2021, based on achievement of a performance goal over a three-year performance period beginning January 1, 2021 and ending December 31, 2023. Each performance goal is based on the company’s TSR results as compared to the TSR results of the companies comprising the S&P 500 Group. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares and depends upon the extent to which the performance goal is achieved, as determined by the Committee after the end of the performance period. Based on the results of the performance awards granted in 2019, for which the

64      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
performance period ended on December 31, 2021, the number of performance award units shown for the awards granted in 2020 and 2021 is 200% of the target amount.
(5)
These amounts are the aggregate of RSUs that remained unvested as of December 31, 2021, and performance award units for which the performance period ended on December 31, 2021 and the level of performance has been determined. The table below shows these amounts for each NEO as of December 31, 2021.

Name	RSU Awards	Earned Performance award units	Total Number of Units that Have Not Vested
Kristin C. Peck	5,222	18,008	23,230
Wetteny Joseph	27,432	—	27,432
Glenn C. David	6,237	21,510	27,747
Catherine A. Knupp	5,222	18,008	23,230
Roman Trawicki	3,481	12,004	15,485
Heidi C. Chen	3,771	13,004	16,775

ZOETIS 2022 PROXY STATEMENT      65

EXECUTIVE COMPENSATION
2021 OPTION EXERCISES AND STOCK VESTED TABLE
The following table provides information about the number and value of shares acquired upon vesting of RSUs and performance award units, and the stock options exercised by our NEOs during 2021.
	Option Awards		RSU Awards		Performance Award Units(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Kristin C. Peck	48,000	7,644,509	6,948	1,158,301	10,145	1,691,273
Wetteny Joseph(4)	—	—	—	—	—	—
Glenn C. David	26,285	2,514,864	7,412	1,235,655	10,821	1,803,969
Catherine A. Knupp	—	—	6,948	1,158,301	10,145	1,691,273
Roman Trawicki	13,142	1,376,657	3,705	617,661	5,409	901,734
Heidi C. Chen	43,367	5,557,230	5,327	888,064	7,777	1,296,504

(1)
The performance award units were earned at 200% of the established target amount, determined based on Relative TSR performance over the 2018-2020 performance period, and paid on February 13, 2021.

(2)
The value realized when the stock options were exercised represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.

(3)
The RSUs and performance award units for all NEOs were granted on February 13, 2018 and vested on February 13, 2021. The value realized on vesting is based on the closing price of our common stock of $166.71 on February 13, 2021.

(4)
Mr. Joseph joined Zoetis on June 1, 2021 and did not have any RSUs or performance award units vesting or stock option exercises in 2021.

66      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
2021 NON-QUALIFIED DEFERRED COMPENSATION TABLE
The following table summarizes activity during 2021 and account balances as of December 31, 2021, in the Zoetis Supplemental Savings Plan (“ZSSP”).
The key features of the ZSSP are described in the CD&A section, “Retirement Benefits”. Amounts for our NEOs who were Pfizer employees at the time of the IPO include prior non-qualified Supplemental Savings Plan balances held when they served as employees of Pfizer and transferred to the ZSSP.
Name	Plan	Aggregate Balance at January 1, 2021(1) ($)	Executive Contributions in 2021(2) ($)	Company Contributions in 2021(3) ($)	Aggregate Earnings in 2021(4) ($)	Aggregate Balance as of December 31, 2021 ($)
Kristin C. Peck	Zoetis Supplemental Savings Plan	3,397,488	121,887	280,340	1,354,241	5,153,956
Wetteny Joseph	Zoetis Supplemental Savings Plan	—	625,154	9,642	5,310	640,106
Glenn C. David	Zoetis Supplemental Savings Plan	2,426,846	157,626	127,397	808,012	3,519,882
Catherine A. Knupp	Zoetis Supplemental Savings Plan	3,917,294	197,309	124,071	742,017	4,980,692
Roman Trawicki(5)	Zoetis Supplemental Savings Plan	—	—	—	—	—
Heidi C. Chen	Zoetis Supplemental Savings Plan	2,167,943	198,596	94,804	591,281	3,052,624

(1)
Amounts in this column that were reported in the Summary Compensation Table for the years 2019 and 2020 (combined) are as follows: Ms. Peck: $381,536, Mr. David: $581,243, and Dr. Knupp: $870,744.

(2)
Executive contributions to the ZSSP shown in this column are included in the Summary Compensation Table for the year 2021.

(3)
Company contribution amounts shown in this column include profit sharing and company matching contributions and are reflected in the “All Other Compensation” column of the Summary Compensation Table. Company contribution amounts under the tax-qualified ZSP are also reflected in the “All Other Compensation” column of the Summary Compensation Table but not in the table above.

(4)
Aggregate earnings are not reflected in the Summary Compensation Table because the earnings are not “above-market”. These amounts include dividends, interest and change in market value.

(5)
Mr. Trawicki is employed by Zoetis U.K. Limited and does not participate in the ZSSP for which only U.S. colleagues are eligible.

ZOETIS 2022 PROXY STATEMENT      67

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON EMPLOYMENT TERMINATION TABLE
The NEOs are eligible to receive benefits under the Zoetis Executive Severance Plan which provides for payment of severance benefits in the event of an involuntary termination of employment (other than for “Cause”) that is not in connection with a change in control of the company (“CIC”) and a higher level of benefits in the event of an involuntary termination of employment (other than for “Cause”) or a termination for “good reason” that is in connection with, or within 24 months after, a CIC. The amounts payable under the Zoetis Executive Severance Plan are summarized in the CD&A under “Severance”.
Treatment of long-term incentive awards upon termination of employment is in accordance with the terms of the Equity Plan and the long-term incentive award agreements.
The following table shows the estimated benefits payable upon a hypothetical termination of employment under the Zoetis Executive Severance Plan and the Equity Plan under various termination scenarios, assuming the applicable termination occurred on December 31, 2021. Payment of severance benefits is contingent upon the execution of a release agreement.
Name	Description	Without Cause: Apart from a Restructuring Event or CIC ($)	Without Cause: Restructuring Event ($)	Without Cause or for Good Reason Upon or Within 24 Months Following a CIC ($)	Death or Disability ($)	Retirement ($)
Kristin C. Peck	Severance	4,140,000(1)	4,140,000(1)	6,900,000 (6)	—	—
	Benefits Continuation	15,366(2)	15,366(2)	23,049(7)	—	—
	Outplacement Services	18,375(3)	18,375 (3)	18,375(3)	—	—
	Equity Acceleration	—(4)	23,157,016 (5)	36,061,532 (8)	36,061,532(9)	—
	Total	4,173,741	27,330,757	43,002,956	36,061,532	—
Wetteny Joseph	Severance Amount	1,215,000(1)	1,215,000(1)	2,430,000(6)	—	—
	Benefits Continuation	25,156(2)	25,156(2)	37,734(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	1,837,590(4)	2,652,948(5)	6,694,287(8)	6,694,287(9)	1,837,590(10)
	Total	3,096,121	3,911,479	9,180,396	6,694,287	1,837,590
Glenn C. David	Severance Amount	1,377,500(1)	1,377,500(1)	2,755,000 (6)	—	—
	Benefits Continuation	14,459(2)	14,459(2)	21,688(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	— (4)	15,087,011(5)	19,259,521(8)	19,259,521(9)	—
	Total	1,410,334	16,497,345	22,054,584	19,259,521	—
Catherine A. Knupp	Severance	1,278,000(1)	1,278,000(1)	2,556,000(6)	—	—
	Benefits Continuation	18,824(2)	18,824(2)	28,236(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	11,131,488(4)	12,660,296(5)	14,790,783(8)	14,790,783(9)	11,131,488(10)
	Total	12,446,687	13,975,495	17,393,394	14,790,783	11,131,488
Roman Trawicki	Severance	1,215,000(1)	1,215,000(1)	2,430,000(6)	—	—
	Benefits Continuation	15,249(2)	15,249(2)	22,873(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	7,556,741(4)	8,729,544(5)	10,311,639(8)	10,311,639(9)	7,556,741(10)
	Total	8,805,365	9,978,168	12,782,887	10,311,639	7,556,741
Heidi C. Chen	Severance	1,045,500(1)	1,045,500(1)	2,091,000(6)	—	—
	Benefits Continuation	25,180(2)	25,180(2)	37,771(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	8,038,893(4)	9,148,796(5)	10,692,017(8)	10,692,017(9)	8,038,893(10)
	Total	9,127,948	10,237,851	12,839,163	10,692,017	8,038,893

68      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
(1)
These amounts represent severance payable under the Zoetis Executive Severance Plan, equal to 18 months of base salary and target annual incentive for the year of termination for the CEO and equal to 12 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination of employment without Cause.

(2)
These amounts represent the cost of 12 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assuming no increase in the cost of coverage.

(3)
These amounts represent the program fee for outplacement services for 12 months.

(4)
These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause, apart from a CIC or a restructuring event, using Zoetis’ closing stock price of $244.03 on December 31, 2021. Executives that are not retirement-eligible upon termination of employment forfeit their unvested stock options, RSUs and performance award units. Executives that are retirement-eligible at the time of termination of employment receive equity acceleration treatment described in the footnote to the “Retirement” column (Dr. Knupp, Mr. Trawicki and Ms. Chen are retirement-eligible on December 31, 2021). The amount shown for Mr. Joseph, who is not retirement-eligible, represents the value of his non-forfeitable sign-on RSU award that will fully vest upon termination of employment for any reason other than for Cause, as described in footnote 6 of the Summary Compensation Table.

(5)
These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause due to a restructuring event using Zoetis’ closing stock price of $244.03 on December 31, 2021. In the event of the executive’s termination of employment due to a restructure event, unvested RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. For executives that are not retirement-eligible upon termination of employment (Ms. Peck, Mr. David and Mr. Joseph are not retirement-eligible), unvested stock options granted in 2021 will immediately pro-rata vest and unvested stock options granted in 2019 and 2020 will immediately fully vest, and will have a three-month term to exercise for all grant years. For executives that are retirement-eligible (Dr. Knupp, Mr. Trawicki and Ms. Chen are retirement-eligible on December 31, 2021), unvested stock options held for at least one year will continue to vest under the original vesting schedule and will have the remaining option term to exercise, and unvested stock options held for less than one year (granted in 2021) will immediately pro-rata vest and will have a three-month term to exercise. The amount shown for Mr. Joseph, who is not retirement-eligible, includes the value of non-forfeitable sign-on RSU awards that will fully vest upon termination of employment for any reason other than for Cause, as described in footnote 6 of the Summary Compensation Table (Mr. Joseph’s remaining RSUs follow the same terms and conditions of awards issued to other executives).

(6)
These amounts represent severance payable under the Zoetis Executive Severance Plan, equal to 30 months of base salary and target annual incentive for the year of termination for the CEO and equal to 24 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination without Cause or for Good Reason upon or within 24 months after a CIC.

(7)
These amounts represent the cost of 18 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assuming no increase in the cost of coverage.

(8)
These amounts represent the value of Zoetis long-term incentive awards that vest upon a qualifying termination following a CIC using Zoetis’ closing stock price of $244.03 on December 31, 2021. In the event of the executive’s involuntary termination of employment without Cause or for Good Reason upon, or within 24 months after, a CIC, all unvested awards will fully vest (performance award units vest at the target level).

(9)
These amounts represent the value of Zoetis long-term incentive awards that vest on termination of employment due to death or disability using Zoetis’ closing stock price of $244.03 on December 31, 2021. In the event of the executive’s termination of employment due to death or disability, all unvested awards will fully vest (performance award units vest at the target level).

(10)
These amounts represent the value of Zoetis long-term incentive awards that vest upon termination of employment due to retirement (Dr. Knupp, Mr. Trawicki and Ms. Chen are retirement-eligible on December 31, 2021) using Zoetis’ closing stock price of $244.03 on December 31, 2021 (and, with respect to performance award units, assuming achievement of performance goals at the target level). In the event of the executive’s termination of employment due to retirement, unvested stock options held for at least one year will continue to vest under the original vesting schedule and will have the remaining option term to exercise, while RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. Any awards held prior to the first anniversary of the date of grant will be forfeited in the event of a termination of employment due to retirement. The amount shown for Mr. Joseph, who is not retirement-eligible, represents the value of his non-forfeitable sign-on RSU award that will fully vest upon termination of employment for any reason other than for Cause, as described in footnote 6 of the Summary Compensation Table.

ZOETIS 2022 PROXY STATEMENT      69

EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLANS
The following table shows shares reserved for issuance for outstanding awards granted under the Company’s 2013 Equity and Incentive Plan as of December 31, 2021.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	3,332,736(1)	$80.19(2)	9,672,532(3)
Equity compensation plans not approved by security holders	40,240(4)	—	—
Total	3,372,976	$80.19	9,672,532

(1)
Includes 2,132,567 stock options, 64,599 shares underlying deferred stock units (granted in 2013 and 2014 to non-employee directors), 781,297 shares underlying RSUs and 354,273 underlying performance award units (at the target amount). The weighted-average exercise price is only applicable to stock options.

(2)
The weighted-average exercise price is only applicable to stock options.

(3)
Assumes maximum payout of outstanding performance award units.

(4)
These RSUs were assumed under the Abaxis 2014 Equity Incentive Plan, as amended, in connection with the July 31, 2018 acquisition of Abaxis, Inc.

70      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
ITEM 3	APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR 2013 EQUITY AND INCENTIVE PLAN
This is a proposal to approve the amendment and restatement of the Zoetis Inc. 2013 Equity and Incentive Plan (the “Equity Plan”) as amended, to, among other things, (i) increase the shares issuable under the Equity Plan by 5,000,000 shares, (ii) extend the termination date of the Equity Plan by ten (10) years to May 19, 2032, and (iii) make such other material updates as described below (the Equity Plan, as amended and restated, the “Amended Equity Plan”).
If shareholders approve amending and restating the Equity Plan, the Amended Equity Plan will replace the current version of the Equity Plan and become effective upon the date of the 2022 Annual Meeting (i.e., May 19, 2022).
Summary of Material Changes Being Made to the Equity Plan
The Amended Equity Plan will, among other things, make the following material changes to the Equity Plan:
Increase in Authorized Shares	• Increase the number of shares authorized for issuance under the Equity Plan by 5,000,000 additional shares.
Extend Termination Date	• Extend the termination date to May 19, 2032.
Revise Participant Eligibility
•
Revise the list of individuals eligible to participate in the Amended Equity Plan by (a) including consultants and independent contractors and (b) revising the definition of “employee” to no longer be just any officer or other Company (or affiliate) employee (as determined under Section 3401(c) of the IRC) but to mean any Company (or affiliate) employee with such employment status, as determined pursuant to certain Company-approved factors.

Expand Performance Criteria
•
Expand the ability of the Administrator (as defined below under “Plan Administration”) of the Amended Equity Plan to set appropriate performance goals under the Amended Equity Plan since an itemized list and specific time limits are no longer required by Section 162(m) of the IRC; however, the Amended Equity Play would retain material Section 162(m) requirements to ensure good governance.

Revise the Change in Control Definition
•
Revise the list of transactions constituting a “Change in Control” to better align the definition with market practices by (a) requiring that a transaction where a person becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of Company securities represent 50% (increased from 20%) or more of the combined voting power of the Company’s then-outstanding securities, (b) clarifying that any merger, amalgamation or consolidation of the Company with any other corporation will not constitute a “Change in Control” to the extent such merger, amalgamation or consolidation is effected to change the jurisdiction of incorporation of the Company, (c) removing a merger, amalgamation or consolidation of any subsidiary of the Company with any other corporation, (d) removing a shareholder approved plan of complete liquidation or dissolution of the Company, and (e) revising the authority to amend the definition of “Change in Control” without participant consent to conform to the definition of “Change in Control” under Section 409A of the IRC.

ZOETIS 2022 PROXY STATEMENT      71

EXECUTIVE COMPENSATION
Revise Share Counting
•
Provide that performance-based awards having variable payout potential will be counted at maximum payout against the authorized share reserve, and remove the provisions that any shares subject to the various awards will be counted on a one-for-one basis against the authorized share reserve.

Increase Individual Limit for Non-Employee Directors
•
Increase the aggregate grant date fair value of all awards granted to any non-employee director during any calendar year, together with any cash fees paid to such director during such calendar year for services on the Board, from $500,000 (which was last established in 2013) to $850,000 to reflect the passage of time and provide flexibility for future compensation changes.

Revise Minimum Vesting Requirement
•
Remove the previous requirement, subject to certain exceptions, that restricted stock and restricted stock units could not vest in full earlier than three years from grant, and add a requirement that all equity awards granted after the 2022 Annual Meeting have a minimum vesting period of one year from the grant date (excluding, for this purpose, any awards assumed or substituted in connection with an acquisition), consistent with best governance practices; provided, however, that awards covering up to 5% of the shares available for future distribution under the Amended Equity Plan as of immediately following the 2022 Annual Meeting may be granted without such minimum vesting requirement.

Clarify that the Equity Plan Does Not Permit Liberal Share Recycling
•
Clarify that the following shares will not return back to the Amended Equity Plan: (i) shares tendered, surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, (ii) for any awards that may be settled in cash or shares, shares that are paid out in cash, (iii) any shares withheld to cover the exercise price of a stock appreciation right, (iv) any vested and/or exercised shares subject to an award (whether or not issued to the participant), and (v) shares repurchased by the Company using stock option exercise proceeds.

Revise Change in Control Treatment to Permit Cash-out of Awards Not Assumed or Substituted in Lieu of Vesting Acceleration
•
Revise the treatment of outstanding awards in the event the Company experiences a “Change in Control” and such awards are not assumed or substituted in connection with the “Change in Control” to permit the Administrator to provide for the cash-out of vested and unvested awards (at target performance levels, if applicable) in lieu of such awards becoming fully vested and, if applicable, exercisable (at performance target levels, if applicable) and any restrictions, payment conditions and forfeiture conditions applicable thereto lapsing.

Clarify Transferability of Awards
•
Clarify that the Administrator may permit any award (not just stock options or stock appreciation rights subject to transfer restrictions) to be transferrable, but only without receiving any consideration for such transfer, to a member of a participant’s immediate family, trust or other similar vehicle; however, awards generally may not be transferred, except by will or the laws of descent and distribution, unless otherwise approved by the Administrator.

Clarify Leave of Absence
•
Clarify the leave of absence provision to provide that, unless the Administrator provides otherwise (subject to applicable laws), the vesting of an award will continue (and not be suspended) during any paid or unpaid leave of absence.

Clarifying Administrative and Other Changes	• Clarify that the Company will have no obligation to complete any registration or other qualification of shares under any foreign law.

72      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Purpose of Share Reserve Increase
As of December 31, 2021, a total of 9,672,532 shares of our common stock remained available for future grants under the Equity Plan. We believe that the current share reserve amount is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. We consider the Equity Plan to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interest of the Company and our shareholders. Based on our expected future share usage, which we believe will be higher than our historic usage, we estimate that the addition of 5,000,000 million shares will provide us with a sufficient reserve for 7-10 years of grants of stock awards.
The table below shows the stock awards that were outstanding under the Equity Plan as of December 31, 2021. As of December 31, 2021, the closing price of our common stock as reported on the NYSE was $244.03 per share.
Shares underlying outstanding stock options(#)	Weighted average exercise price per share ($)	Weighted average remaining term	Shares underlying outstanding time- based full value awards(1)	Shares underlying outstanding performance- based full value awards(2)	Shares available for future grant(3)
2,132,567	80.19	5.4135	845,896	354,273	9,672,532

(1)
Consists of 781,297 restricted stock unit and 64,599 deferred stock unit grants.

(2)
Consists of performance award units. The number of shares underlying outstanding awards assumes target performance for awards even though the number of shares paid under these awards, if any, may range from 0% to 200% of the target amount (including accrued dividend equivalent units) depending upon the extent to which the performance goal is achieved. Assuming maximum payout of 200%, the number of performance award units outstanding would be 708,546.

(3)
Assumes maximum payout of outstanding performance-based full value awards.

Burn Rate and Equity Overhang
The table below shows our burn rate and equity overhang activity relating to equity grants under the Equity Plan for the last three fiscal years. For this purpose, the share counting rule in effect at the time the award was granted was applied and performance stock units are reflected at target.
Metric	2021	2020	2019	Average
Gross Burn Rate(1)	0.14%	0.13%	0.21%	0.16%
Year-End Overhang(2)	2.83%	3.13%	3.50%	3.15%

(1)
Calculated by dividing (a) the number of shares underlying awards granted during the year, by (b) the number of shares outstanding at year-end.

(2)
Calculated by dividing the sum of (a) the number of shares underlying outstanding awards and (b) shares available for future awards, by (c) the number of shares outstanding, in each case at year-end.

The table below shows the number of options and full value awards granted in each of the last three years as well as the number of performance-based awards that were earned each year.
Fiscal Year	Time-Based Option Awards Granted	Total Full- Value Awards Granted	Time-Based RSUs Granted	Performance-Based RSUs Granted(1)	Performance-Based RSUs Earned(2)
2021	284,198	364,941	261,182	103,759	207,512
2020	309,974	325,024	239,745	85,279	251,427
2019	446,158	553,617	363,447	190,170	326,949

ZOETIS 2022 PROXY STATEMENT      73

EXECUTIVE COMPENSATION
(1)
Amounts are reflected at target even though the number of shares paid under these awards, if any, may range from 0% to 200% of the target amount (including accrued dividend equivalent units) depending upon the extent to which the performance goal is achieved.

(2)
Amounts reflect shares issued during the fiscal year shown.

Note Regarding Forecasts and Forward-Looking Statements
We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth in this Item 3 include embedded assumptions which are highly dependent on the public trading price of our common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.
Board Approval of the Amended Equity Plan
On February 8, 2022, our Board approved the Amended Equity Plan, subject to approval from our shareholders at the 2022 Annual Meeting. Our named executive officers and directors have an interest in this proposal because they are eligible to receive plan awards.
Summary of the Amended Equity Plan
The following provides a summary of the material features of the Amended Equity Plan and its operation. This summary does not purport to be a complete description of all of the provisions of the Amended Equity Plan and is qualified in its entirety by the draft of the Amended Equity Plan attached as Appendix A.
Types of Awards Available under the Amended Equity Plan
We may grant the following types of incentive awards under the Amended Equity Plan: (i) stock options; (ii) restricted stock; (iii) restricted stock units; (iv) performance-based awards; (v) dividend equivalents; (vi) stock payment awards; (vii) stock appreciation rights; (viii) deferred stock units; and (ix) other equity- or cash-based awards.
Plan Administration
Our Human Resources Committee of the Board (or another committee or a subcommittee of the Board assuming the functions of the committee under the Amended Equity Plan) (the “Administrator”) will administer the Amended Equity Plan, which will include (among other things) designating participant eligibility; selecting the types of awards to be granted; determining the terms and conditions of awards, including the number of shares, the purchase price of awards (if applicable), and restrictions and performance goals relating to any award; establishing the time when the awards and/or restrictions become exercisable, vest or lapse; determining whether options will be incentive stock options; and making all other determinations deemed necessary or advisable for the administration of the Amended Equity Plan.
Shares Available for Issuance under the Amended Equity Plan
The number of shares reserved for the grant or settlement of awards under the Amended Equity Plan will be equal to a total of 30,000,000 shares of our common stock, which includes 5,000,000 additional shares (the “Share Limit”); provided that the maximum number of shares available for the grant of awards and issuance

74      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
under the Amended Equity Plan with respect to incentive stock options shall be the number of shares that is equal to fifty percent (50%) of the Share Limit. Any performance-based awards having variable payout potential shall be counted at maximum payout against the Share Limit. Awards that can only be settled in cash shall not count against the Share Limit.
Not more than 1.5 million shares subject to options or stock appreciation rights and not more than 1.5 million shares subject to awards other than options and stock appreciation rights (excluding awards denominated in cash, and counting any performance-based awards with variable payout potential counted at maximum payout for purposes of such limit) may be granted to any participant under the Amended Equity Plan during any calendar year. The shares subject to the Equity Plan and to the individual award limitations are subject in each case to adjustment in the event of a dividend or other distribution, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange or other similar corporate transaction.
Any shares subject to awards that are cancelled, forfeited or otherwise terminated without the issuance of shares (including, without limitation, any shares that are not earned under performance-based awarded having variable payout potential) will again be available for grants under the Amended Equity Plan; provided, however, the following shall no longer be available for grant under the Amended Equity Plan: (i) shares tendered, surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, (ii) for any awards that may be settled in cash or shares, shares that are paid out in cash, (iii) any shares withheld to cover the exercise price of a stock appreciation right, (iv) any vested and/or exercised shares subject to an award (whether or not issued to the participant), and (v) shares repurchased by the Company using stock option exercise proceeds.
Eligibility to Receive Awards
The Administrator selects the employees, consultants and non-employee directors who will be granted awards under the Amended Equity Plan. The actual number of employees, consultants and non-employee directors who will receive an award under the Amended Equity Plan cannot be determined in advance because the Administrator has the discretion to select the participants. As of December 31, 2021, approximately 4,600 employees, 0 consultants and 10 non-employee directors were eligible to participate in the Amended Equity Plan.
Minimum Vesting
All awards granted under the Amended Equity Plan after the 2022 Annual Meeting shall have a minimum vesting period of one-year measured from the date of grant (excluding, for this purpose, any awards assumed or substituted in connection with an acquisition); provided, however, that awards covering up to 5% of the shares available for future distribution under the Amended Equity Plan as of immediately following the 2022 Annual Meeting may be granted without such minimum vesting requirement; provided, however, nothing shall (i) limit the Company’s ability to grant awards that contain rights to accelerated vesting on a termination of employment or service (or to otherwise accelerate vesting) or (ii) limit any rights to accelerated vesting in connection with a change in control.
Award Eligibility for Non-Employee Directors
Non-employee directors are eligible for any of the awards available under the Amended Equity Plan. The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial

ZOETIS 2022 PROXY STATEMENT      75

EXECUTIVE COMPENSATION
accounting rules) of all awards granted to any non-employee director during any single calendar year under the Amended Equity Plan, if any, taken together with any cash fees paid during such calendar year for services on the Board, will not exceed $850,000. Such applicable limit will include the value of any awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments. For the avoidance of doubt, neither awards granted nor compensation paid to an individual for services as an employee or consultant, nor any amounts paid to an individual as a reimbursement of an expense will count against the foregoing limitation.
Stock Options
A stock option is the right to acquire shares of our common stock at a fixed exercise price for a fixed period of time. Under the Amended Equity Plan, the Administrator may grant nonqualified stock options and incentive stock options, subject to the share limitations described above.
Exercise Price of an Option
The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value on the date of grant of the shares covered by the option. The fair market value of shares covered by an option is calculated as the closing price of our stock on the trading day prior to the grant date. With respect to an incentive stock option granted to a shareholder who holds more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price cannot be less than 110% of the fair market value on the date of grant.
Option Exercises
An option granted under the Amended Equity Plan generally cannot be exercised until it vests. The Administrator establishes the vesting schedule of each option at the time of grant, subject to the minimum vesting requirements described above. Options granted under the Amended Equity Plan expire at the times established by the Administrator, but not later than ten years after the grant date (and not later than five years after the grant date in the case of an incentive stock option granted to an optionee who is a shareholder who holds more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary) (unless extended by the Administrator in accordance with Section 409A and Section 422 of the IRC). The Administrator establishes the terms related to the treatment of each stock option upon the termination employment or service, including the post-termination exercise period; provided, however, no stock option shall be exercisable following its expiration, termination or forfeiture.
Payment for the Exercise Price of an Option
The exercise price of each option granted under the Amended Equity Plan may be paid by any of the methods included in a participant’s option agreement. Such methods may include payment by (i) cash or check, (ii) through the tender of shares that are already owned by the participant (including, in the case of payment of the exercise price of an option, through a net exercise), or (iii) other form of legal consideration acceptable to the Administrator (including through a cashless exercise). The participant must pay any taxes we are required to withhold at the time of exercise. If permitted by the Administrator, such taxes may be paid through the withholding of shares issued as a result of an award’s exercise.

76      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Restricted Stock
Restricted stock awards are shares of our common stock granted to participants subject to vesting in accordance with the terms and conditions established by the Administrator. Awards of restricted stock may be granted at no cost to the participant. The Administrator will determine the number of shares of restricted stock granted to any participant, subject to the share limitations described above.
Restricted Stock Vesting
The Administrator determines the vesting schedule of restricted stock awards, subject to the minimum vesting requirements described above, including, without limitation, the achievement of performance goals established by the Administrator and/or continued service to us.
Restricted Stock Units
Restricted stock units are essentially the same as awards of restricted stock, except that instead of the shares being issued immediately and then being subject to forfeiture or repurchase until vested, the shares or other payments for the award are not actually issued unless and until the award vests. Awards of restricted stock units may be granted at no cost to the participant, as determined by the Administrator in its discretion. The Administrator will determine the number of restricted stock units granted to any participant, subject to the share limitations described above. Upon the grant of an award of restricted stock units, the recipient will receive an award agreement that specifies the terms and conditions of the award, including the number of restricted stock units granted and the terms, conditions and restrictions related to the award.
Restricted Stock Unit Vesting
The committee determines the vesting schedule of restricted stock unit awards, subject to the minimum vesting requirements described above, including, without limitation, the achievement of performance goals established by the Administrator and/or on continued service to us.
Stock Appreciation Rights
A stock appreciation right is an award that allows the recipient to receive the appreciation in fair market value between the date of the grant and the exercise date for the number of shares as to which the right is exercised, which is payable in either cash or shares of our common stock, as determined by the Administrator. Thus, a stock appreciation right will have value only if the shares increase in value after the date of grant. The Administrator determines the terms of the stock appreciation right, including when the right becomes exercisable. The Administrator will determine the number of shares covered by each stock appreciation right, subject to the share limitations described above.
A stock appreciation right granted under the Amended Equity Plan generally cannot be exercised until it vests. The Administrator establishes the vesting schedule of each stock appreciation right at the time of grant, subject to the minimum vesting requirements described above. Stock appreciation rights granted under the Amended Equity Plan expire at the times established by the Administrator, but not later than ten years after the grant date (unless extended by the Administrator in accordance with Section 409A of the IRC).
Upon the grant of an award of stock appreciation rights, the recipient will receive an award agreement that specifies the terms and conditions of the award, including the number of shares subject to the stock appreciation right and the terms, conditions and restrictions related to the award.

ZOETIS 2022 PROXY STATEMENT      77

EXECUTIVE COMPENSATION
Exercise Price of a Stock Appreciation Right
The exercise price of the shares subject to each stock appreciation right is set by the Administrator but cannot be less than 100% of the fair market value on the date of grant of the shares covered by the stock appreciation right.
The fair market value of shares covered by a stock appreciation right is calculated as the closing price of our stock on the trading day prior to the grant date.
Dividend Equivalents
Dividend equivalents are credits, payable in cash or stock and granted at the discretion of the Administrator (and having such terms approved by the Administrator), to the account of a participant. The credit is payable in an amount equal to the cash dividends paid on one share for each share represented by an award held by the participant. Dividend equivalents with respect to shares covered by an award shall only be paid out to the participant at the same time or times and to the same extent that the vesting conditions and/or performance goals, if any, are subsequently satisfied and the award vests with respect to such shares, and shall not otherwise be paid. Stock options and stock appreciation rights shall not be eligible to receive dividend equivalents.
Deferred Stock Units
Equity awards under the Amended Equity Plan may include deferred stock units, which represent the right to receive shares of our common stock at a future date. The number of deferred stock units shall be determined by the Administrator, subject to the share limits described above. All applicable terms and conditions of such deferred stock unit awards shall be set by the Administrator in its sole discretion and set forth in the applicable award agreement.
Stock Payments and Other Incentive Awards
The Administrator is authorized to make one or more stock payments to any eligible individual under the Amended Equity Plan. The number or value of shares of any stock payment shall be determined by the Administrator and may be based upon one or more performance goals or any other specific criteria, including service to the Company or any affiliate, determined by the Administrator.
The Administrator is authorized to grant other incentive awards (which may be equity- or cash-based) to any eligible individual, which awards may cover shares or the right to purchase shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, shares, shareholder value or shareholder return, in each case, on a specified date or dates or over any period or periods determined by the Administrator. The terms and conditions applicable to such other incentive awards shall be set forth in the applicable award agreement. Other incentive awards may be linked to any one or more of the performance goals or other specific criteria determined appropriate by the Administrator and may be payable in cash or shares.
All applicable terms and conditions of stock payments and other incentive awards, including without limitation, as applicable, the term, vesting conditions and exercise/purchase price applicable to such award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration paid by a participant for an award shall not be less than the par value of a share, unless otherwise permitted by applicable laws.

78      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Performance Awards
The Administrator is authorized to grant performance awards to any eligible individual. The vesting and value of performance awards may be linked to any one or more of the performance goals or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods as set forth in the applicable award agreement. Performance awards may be paid in cash, shares or a combination of both.
Performance Goals
At the Administrator’s discretion, one or more of the following performance goals may apply: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on shareholders’ equity; (x) total shareholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) implementation or completion of critical projects; (xxi) market share; (xxii) debt levels or reduction; (xxiii) customer retention; (xxiv) sales-related goals; (xxv) customer satisfaction and/or growth; (xxvi) research and development achievements; (xxvii) financing and other capital raising transactions; (xxviii) capital expenditures; (xxix) economic profit; or (xxx) any other measures of performance selected by the Administrator, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices or in any other manner determined by the Administrator.
These performance goals performance goals may be expressed in terms of overall Company performance, or the performance of an affiliate or one or more divisions, business units or product lines or in any other manner determined by the Administrator. In addition, such performance goals may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other corporations or the performance of an index, survey or other benchmark or in any other manner determined by the Administrator.
The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments be made to one or more of the performance goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principles; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal or sale of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items

ZOETIS 2022 PROXY STATEMENT      79

EXECUTIVE COMPENSATION
related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.
Consequences of Changes in our Capital Structure
In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, or any other change affecting the shares or the share price, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Amended Equity Plan (including, but not limited to, adjustments of the Share Limit and individual award limits); (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the terms and conditions of any outstanding awards; and/or (iv) the grant or exercise price per share for any outstanding awards under the Amended Equity Plan.
Consequences of a Merger or Similar Transaction
Unless otherwise set forth in an award agreement, in the event the Company experiences a change of control (including, without limitation, through an acquisition by merger or consolidation with another company or sale of all or substantially all of the Company’s assets), each outstanding award shall become fully vested and exercisable (if applicable), any payment or forfeiture conditions shall lapse (if applicable), and any performance conditions shall be deemed achieved at target levels (if applicable) in the event (a) such awards are assumed or substituted and the participant incurs a termination of employment or service other than for “cause” (as defined in the applicable award agreement) during the twenty-four month period following such transaction or change of control, or (b) such awards are not assumed or substituted. In lieu of the foregoing treatment for awards not assumed or substituted, the Administrator may instead provide for the cash-out of vested and unvested awards (at target performance levels, if applicable).
Transferability of Awards
Under the Amended Equity Plan, awards generally will be nontransferable other than by will or by the laws of descent and distribution. However, the Administrator, in its sole discretion, may permit (on such terms, conditions and limitations as it may establish) awards granted under the Amended Equity Plan to be transferred, but only without receiving any consideration for such transfer, to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of a participant’s immediate family members.
Leave of Absence
Under the Amended Equity Plan, unless the Administrator provides otherwise (subject to applicable laws regarding leaves of absence), vesting of awards shall continue (and no longer be suspended) during any paid or unpaid leave of absence. Unless otherwise provided in an award agreement, a participant shall not cease to be considered an employee, consultant, or non-employee director, as applicable, in the case of any (a) Company-approved leave of absence or (b) transfer between Company locations or between the Company and any of its affiliates (or any successor thereof).

80      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Forfeiture and Recoupment Provisions
The Administrator may, among other things, require a participant to agree to certain forfeiture provisions in the event (i) of a termination of employment or service prior to a specified date or within a specified time period following receipt or exercise of the award, (ii) the participant at any time, or during a specified time period, engages in any activity which violates any applicable restrictive covenants of the Company, or (iii) the participant incurs a termination of employment or service for “cause,” as defined in the applicable award agreement. In addition, all awards made under the Amended Equity Plan shall be subject to any clawback or recoupment policies of the Company, as in effect from time to time, subject to applicable laws.
Amendment and Termination
Our Board may, at any time, amend or terminate the Amended Equity Plan, but no such amendment or termination will be made that would impair the rights of a participant under any award previously granted without such participant’s consent. In addition, the Board may not amend or terminate the Amended Equity Plan, without the prior approval of our shareholders, except for certain permitted adjustments, to (i) increase the aggregate number of shares available for awards; (ii) extend the term of the Amended Equity Plan; (iii) materially expand the type of awards available under the Amended Equity Plan; (iv) change the categories of individuals who are eligible to participate in the Amended Equity Plan; (v) delete or limit the Amended Equity Plan’s prohibition against repricing awards; or (vi) take any other action that requires shareholder approval to comply with applicable laws.
Federal Tax Consequences to Participants as a Result of Receiving an Award under the Equity Plan
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers resulting from awards granted under the Amended Equity Plan based on federal income tax laws in effect on the date of this proxy statement.
This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under IRC Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Amended Equity Plan.
Nonqualified Stock Options
No taxable income generally is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.
Incentive Stock Options
No taxable income is reportable when an incentive stock option is granted or exercised, unless the alternative minimum tax (“AMT”) rules apply, in which case AMT taxation will occur in the year of exercise. If the

ZOETIS 2022 PROXY STATEMENT      81

EXECUTIVE COMPENSATION
participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as a capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, the participant generally will have ordinary income at the time of the sale equal to the difference between the fair market value of the shares on the exercise date, or the sale price, if less, and the exercise price of the option. Any additional gain or loss generally will be taxable at long-term or short-term capital gain rates, depending on whether the participant has held the shares for more than one year.
Restricted Stock
A participant will not recognize taxable income upon the grant of restricted stock unless the participant elects to be taxed at that time. Instead, a participant generally will recognize ordinary income at the time of vesting equal to the difference between the fair market value of the shares on the vesting date and the amount, if any, paid for the shares. However, the recipient of a restricted stock award may elect, through a filing with the Internal Revenue Service, to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.
Restricted Stock Units
A participant generally will not recognize taxable income upon grant of restricted stock units. Instead, the participant generally will recognize ordinary income at the time the restricted stock units are settled equal to the fair market value of the shares on the settlement date less the amount, if any, paid for the shares.
Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant of a stock appreciation right. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the exercised shares on the exercise date and the corresponding exercise price of the stock appreciation right. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.
Dividend Equivalents
A participant generally will recognize ordinary income each time a payment is made or shares are received pursuant to the dividend equivalent equal to the fair market value of the payment made or shares received.
Deferred Stock Units
A participant generally will not have taxable income upon the grant of a deferred stock unit. Instead, a participant generally will recognize ordinary income at the time of the receipt of the shares subject to the award equal to the difference between the fair market value of the shares at the time of receipt and the amount, if any, paid for the shares. We do not guarantee the federal or state income tax treatment of the deferred amounts. If the Internal Revenue Service successfully asserts that the deferral was ineffective, the recipient could be liable for taxes, interest and penalties. In addition, the recipient could be liable for additional taxes, penalties and interest as a result of Section 409A of the IRC and/or comparable state laws.

82      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Tax Effects as a Result of Grants of Awards under the Equity Plan
We generally will be entitled to a tax deduction in connection with the vesting, settlement or exercise of an award under the Amended Equity Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, such as when a participant exercises a nonqualified stock option. Special rules limit the deductibility of compensation paid to our certain executive officers. In addition, Section 162(m) of the IRC places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Human Resources Committee considers the deductibility of compensation as one factor in determining executive compensation, the Human Resources Committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our shareholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.
New Plan Benefits
The Amended Equity Plan does not provide for set benefits or amounts of awards, and we have not approved any awards that are conditioned on shareholder approval of the Amended Equity Plan. The following table highlights the fact that none of our executive officers (including our NEOs), non-employee directors or employees will receive any set benefits or awards that are conditioned upon shareholder approval of the Amended Equity Plan. All other future awards to directors, executive officers, employees and consultants of the Company under the Amended Equity Plan are discretionary and cannot be determined at this time.
Name and position	Dollar value	Number of shares
Kristin C. Peck	—	—
CEO
Wetteny Joseph	—	—
EVP and CFO since June 1, 2021(1)
Glenn C. David	—	—
EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance since June 1, 2021; EVP and CFO until May 31, 2021(2)
Catherine A. Knupp	—	—
EVP and President of Research and Development(3)
Roman Trawicki	—	—
EVP and President of Global Manufacturing and Supply
Heidi C. Chen	—	—
EVP, General Counsel and Corporate Secretary; Lead of Human Health Diagnostics
All current executive officers as a group (11 persons)	—	—
All current directors who are not executive officers as a group (10 persons)	—	—
All employees, including all current officers who are not executive officers, as a group	—	—

(1)
Mr. Joseph joined the Company as EVP and CFO, effective June 1, 2021.

(2)
Mr. David resigned as EVP and CFO, effective June 1, 2021, in connection with his transition to his new role as EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance.

(3)
Dr. Knupp retired from her position effective December 31, 2021.

ZOETIS 2022 PROXY STATEMENT      83

EXECUTIVE COMPENSATION
Historical Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the Equity Plan, since it originally became effective through December 31, 2021.
Name and position(1)	Number of shares subject to stock awards(2)
Kristin C. Peck	651,044
CEO
Wetteny Joseph	27,366
EVP and CFO since June 1, 2021(3)
Glenn C. David	293,115
EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance since June 1, 2021; EVP and CFO until May 31, 2021(4)
Catherine A. Knupp	381,832
EVP and President of Research and Development(5)
Roman Trawicki	171,682
EVP and President of Global Manufacturing and Supply
Heidi C. Chen	289,855
EVP, General Counsel and Corporate Secretary; Lead of Human Health Diagnostics
All current executive officers as a group (11 persons)	2,147,486
All current directors who are not executive officers as a group (10 persons)(6)	233,915
All employees, including all current officers who are not executive officers, as a group	13,232,003

(1)
No awards have been granted under the Equity Plan to any associate of any of our directors (including nominees) or executive officers, and no person other than Juan Ramón Alaix, our former CEO, has received 5% or more of the total awards granted under the Equity Plan since its inception. Mr. Alaix received a total of 1,910,783 awards under the Equity Plan.

(2)
These stock awards consist of stock options, restricted stock units and performance stock units. As it relates to the performance stock units, these numbers reflect the target number of shares subject to such performance stock units even though the number of shares paid under these awards, if any, may range from 0% to 200% of the target amount (including accrued dividend equivalent units) depending upon the extent to which the performance goal is achieved.

(3)
Mr. Joseph joined the Company as EVP and CFO, effective June 1, 2021.

(4)
Mr. David resigned as EVP and CFO in connection with his transition to his new role as EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance, effective June 1, 2021.

(5)
Dr. Knupp retired from her position effective December 31, 2021.

(6)
This group includes all current directors other than Kristin Peck. The total number of shares subject to stock awards that have been granted to each director on an individual basis are as follows: Paul Bisaro: 19,894; Frank D’Amelio: 28,967; Sanjay Khosla: 28,967; Antoinette Leatherberry: 2,877; Michael McCallister: 29,688; Gregory Norden: 29,688; Louise Parent: 28,967; Dr. Willie Reed: 24,304; Dr. Linda Rhodes: 11,596; and Robert Scully: 28,967.

Equity Compensation Plan Information
Please also refer to the Equity Compensation Plans section above for further information about shares, which may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of our Board under our Equity Plan as of December 31, 2021.
Considerations of the Board
We believe that the Amended Equity Plan and the approval of its material terms are essential to our continued success. Our employees and consultants are our most valuable asset. Equity awards such as those provided under the Amended Equity Plan will substantially assist us in continuing to attract and retain employees,

84      ZOETIS 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
consultants and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees and consultants to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees, consultants and non-employee directors. The increase in the reserve of common stock available under the Amended Equity Plan and the extension of the term of the Amended Equity Plan will enable us to continue to grant such awards to executives, other eligible employees, our consultants and non-employee directors. If our shareholders do not approve this Item 3, the Amended Equity Plan, the share increase and extended term described above will not become effective.
Vote Required
To approve this proposal, a majority of voting power entitled to vote thereon, present virtually or represented by proxy, at the Annual Meeting of Shareholders must vote “FOR” this proposal.
ITEM 3 RECOMMENDATION: OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT AND RESTATEMENT OF OUR 2013 EQUITY AND INCENTIVE PLAN.

ZOETIS 2022 PROXY STATEMENT      85

AUDIT COMMITTEE MATTERS

ITEM 4	RATIFICATION OF APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. At least annually, the Audit Committee reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines in order to determine whether to reappoint such firm as our independent registered public accounting firm.
Based on its review, the Audit Committee has appointed KPMG as our independent registered public accounting firm for the year ending December 31, 2022. The Audit Committee and Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. KPMG has served as our independent accounting firm continuously since 2013, and also audited our financial statements for 2011 and 2012, when we were wholly owned by Pfizer. We are asking shareholders to ratify the appointment of KPMG for 2022. If shareholders fail to ratify the appointment, the Audit Committee will reconsider the selection of such firm. One or more representatives of KPMG will be present at the Annual Meeting of Shareholders, will be given the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
ITEM 4 RECOMMENDATION: OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.
KPMG FEES AND SERVICES
The following table sets forth the aggregate fees for professional services billed or to be billed by KPMG for the years ended December 31, 2021 and 2020 for the audits of our financial statements, and fees for other services rendered by KPMG during those periods.
	2021	2020
Audit fees	$10,604,720	$11,006,393
Audit-related fees	86,200	110,200
Tax fees	1,344,728	1,837,088
All other fees	56,300	—
Total fees	$12,091,948	$12,953,681

86      ZOETIS 2022 PROXY STATEMENT

AUDIT COMMITTEE MATTERS
Audit fees consist of fees for professional services for the audit or review of the Company’s consolidated financial statements and for the audit of internal control over financial reporting, or for audit services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and comfort letters. Audit fees include reimbursement for direct out-of-pocket travel and other sundry expenses, which were approximately $175,000 and $83,000 for the years ended December 31, 2021 and 2020, respectively.
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under Audit fees, including audits of employee benefit plans, special procedures to meet certain statutory requirements and agreed-upon procedures related to contract compliance.
Tax fees consist primarily of fees for tax advice and planning, and tax compliance including the review and preparation of statutory tax returns and other tax compliance related services.
POLICY ON PRE-APPROVAL OF AUDIT FIRM SERVICES
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Prior to engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm reviews with management and submits for Audit Committee approval a list of services and related fees expected to be rendered during that year within each of four categories of services:
•
Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.

•
Audit-related services are assurance and related services that are traditionally performed by the independent registered public accounting firm, including employee benefit plan audits and special procedures required to meet certain regulatory requirements.

•
Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assistance with coordination of execution of tax-related activities, primarily in the area of corporate development; support of other tax-related regulatory requirements; and tax compliance and reporting.

•
All other services are those services not captured in the audit, audit-related or tax categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category, and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget

ZOETIS 2022 PROXY STATEMENT      87

AUDIT COMMITTEE MATTERS
periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All of the services relating to the fees set forth in the above table for 2020 and 2021 were pre-approved by our Audit Committee in accordance with the above policy.

88      ZOETIS 2022 PROXY STATEMENT

AUDIT COMMITTEE MATTERS
REPORT OF THE AUDIT COMMITTEE
A key role of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting, internal controls and audit functions. As set forth in the written charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control.
The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for auditing the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”), and expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting.
In the performance of its oversight function, the Audit Committee met with KPMG, management and the Company’s Chief Audit Executive to assure that all were carrying out their respective responsibilities. Both KPMG and the Chief Audit Executive had full access to the Audit Committee, including regular meetings without management present. In addition, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and KPMG. The Audit Committee also has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Furthermore, the Audit Committee (i) has received from KPMG the written disclosures and letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence; (ii) has discussed with KPMG their independence from the Company and its management; and (iii) has considered whether KPMG’s provision of non-audit services to the Company is compatible with maintaining the auditors’ independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or a member thereof.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements for the fiscal year ended December 31, 2021, be included in the Company’s 2021 Annual Report on Form 10-K that was filed with the SEC on February 15, 2022. The Audit Committee also approved the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2022.
THE AUDIT COMMITTEE
Gregory Norden, Chair
Frank A. D’Amelio
Antoinette R. Leatherberry
Louise M. Parent
Robert W. Scully

ZOETIS 2022 PROXY STATEMENT      89

CHARTER AMENDMENTS

ITEM 5	APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS AND THE PFIZER PROVISIONS
Under our current Restated Certificate of Incorporation (the “Certificate”), the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast by the holders of the outstanding capital stock of the Company is required to amend certain provisions of the Certificate, including:
•
provisions relating to the classification of directors into three classes;

•
provisions relating to the conduct of certain affairs of the Company that may involve or impact Pfizer;

•
provisions relating to certain contractual and business relations of the Company that may involve Pfizer; and

•
provisions relating to action required or permitted to be taken by shareholders of the Company.

In addition, the current Certificate and Amended and Restated By-laws of the Company (the “By-laws”) provide that the By-laws may be amended by the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast by the holders of the outstanding capital stock of the Company.
Furthermore, the current Certificate of the Company includes certain provisions that are specific to Pfizer, which were implemented at the time of the Company’s IPO and tied to Pfizer’s continued ownership of a minimum number of shares of the Company’s common stock, including:
•
provisions specifying that for so long as Pfizer owns a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote, the affirmative vote of a majority of the votes entitled to be cast thereon by the holders of the then-outstanding capital stock of the Company is required to amend certain provisions of the Certificate;

•
provisions relating to the conduct of certain affairs of the Company that may involve or impact Pfizer; and

•
provisions relating to certain contractual and business relations of the Company that may involve Pfizer.

In light of the Company’s current ownership structure, the Pfizer provisions are no longer applicable or relevant to the Company.
The proposed amendments to the Certificate would eliminate all provisions that require a supermajority (80%) vote of shareholders and all provisions that relate to Pfizer.
Amendments to the By-laws would be implemented if this amendment to the Certificate is approved.
The proposed amendments to the Certificate are attached to this proxy statement as Appendix B.
CONSIDERATIONS OF THE BOARD
As part of its ongoing review of corporate governance matters and consistent with its strong commitment to the careful consideration of shareholder views, the Board, taking into account the input of our directors and our

90      ZOETIS 2022 PROXY STATEMENT

CHARTER AMENDMENTS
Corporate Governance and Sustainability Committee, as well as the views expressed by our shareholders at the 2021 Annual Meeting of Shareholders in their votes on a shareholder proposal concerning the elimination of supermajority provisions, considered a range of factors, including potential advantages and disadvantages of maintaining versus acting to remove the existing supermajority voting requirements. After taking into account such factors as the Board determined relevant, the Board determined to recommend that shareholders approve the proposed amendment to the Certificate that would remove the supermajority voting requirements as set forth therein. The removal of the Pfizer-specific provisions in the Certificate was also considered by the Board and deemed appropriate in order to streamline the Company’s corporate governance documents and update them to reflect the Company’s current ownership structure, as the Pfizer-related provisions are no longer applicable to the Company.
EFFECTIVE DATE AND VOTE REQUIRED
If this proposal is approved by the requisite vote of our shareholders at the 2022 Annual Meeting, the proposed amendments to the Certificate would become effective upon the filing of a Certificate of Amendment or Restated Certificate, as the Company deems appropriate, with the Secretary of State of the State of Delaware, which the Company would file promptly following the Annual Meeting. As required by Delaware law, if this proposal is not approved by the requisite vote of our shareholders at this Annual Meeting, the amendments to the Certificate would not become effective and the provisions that require a supermajority (80%) vote of shareholders and those that relate to Pfizer would continue to apply.
The affirmative vote of at least eighty percent (80%) of the votes entitled to be cast thereon by the holders of the outstanding capital stock of the Company is required to approve this proposal.

ITEM 5 RECOMMENDATION: OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTING PROVISIONS AND THE PFIZER PROVISIONS.

ZOETIS 2022 PROXY STATEMENT      91

CHARTER AMENDMENTS
ITEM 6	APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD
Currently, the Certificate and By-laws of the Company provide for a classified Board divided into three classes of directors, with each class elected for three-year terms.
The proposed amendments to the Certificate (the “Declassification Amendment”) would eliminate the classification of the Board over a three-year period and provide for the annual election of all directors beginning at the 2024 Annual Meeting of Shareholders. Declassification of the Board would be phased-in over a three-year period, beginning at the 2022 Annual Meeting of Shareholders, as follows:
•
the directors who are elected at this year’s Annual Meeting of Shareholders under Item 1 of this proxy statement would be elected for a one-year term which expires at the 2023 Annual Meeting of Shareholders;

•
the directors who were elected for a three-year term at our 2020 Annual Meeting of Shareholders would continue to serve the remainder of the three-year term for which they were elected, which term expires at the 2023 Annual Meeting of Shareholders;

•
the directors who were elected for a three-year term at our 2021 Annual Meeting of Shareholders would continue to serve the remainder of the three-year term for which they were elected, which term expires at the 2024 Annual Meeting of Shareholders; and

•
commencing with the 2024 Annual Meeting of Shareholders, all directors would be elected for a one-year term expiring at the next Annual Meeting of Shareholders.

The proposed Declassification Amendment would not change the present number of directors or the Board’s authority to change that number or to fill any vacancies or newly created directorships. If the shareholders do not approve this proposal, then the Board will remain classified, with each class of directors serving for a term of three years, and the term of the directors standing for election at this year’s Annual Meeting of Shareholders, if elected, will expire on the date of the 2025 Annual Meeting of Shareholders. Related amendments to the By-laws would be implemented if this amendment to the Certificate is approved.
The proposed amendments to the Certificate are attached to this proxy statement as Appendix C.
CONSIDERATIONS OF THE BOARD
In proposing this Declassification Amendment for the approval of the Company’s shareholders, the Board considered a range of factors, including potential benefits, considerations and risks to the Company and its shareholders from maintaining the current classified structure of the Board versus transitioning to an annually elected board. After taking into account such factors as the Board determined relevant, including arguments in favor of and against continuation of the classified Board structure, the Board determined to recommend that the shareholders approve the proposed board Declassification Amendment on the terms set forth therein.
EFFECTIVE DATE AND VOTE REQUIRED
If this proposal is approved by the requisite vote of our shareholders at the 2022 Annual Meeting, the proposed amendments to the Certificate would become effective upon the filing of a Certificate of Amendment or Restated Certificate, as the Company deems appropriate, with the Secretary of State of the State of Delaware, which the Company would file promptly following the Annual Meeting. As required by Delaware

92      ZOETIS 2022 PROXY STATEMENT

CHARTER AMENDMENTS
law, if this proposal is not approved by the requisite vote of our shareholders at this Annual Meeting, the amendments to the Certificate and the By-laws would not become effective and the Board would remain divided into three classes, with directors in each class serving staggered three-year terms and the term of office of directors of one class expiring at each annual meeting.
The affirmative vote of at least eighty percent (80%) of the votes entitled to be cast thereon by the holders of the outstanding capital stock of the Company is required to approve this proposal.
ITEM 6 RECOMMENDATION: OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD.

ZOETIS 2022 PROXY STATEMENT      93

OWNERSHIP OF OUR COMMON STOCK

STOCK OWNERSHIP TABLES
The tables below show how many shares of Zoetis common stock certain individuals and entities beneficially owned as of March 1, 2022. These individuals and entities are (1) owners of more than 5% of the outstanding shares of our common stock, (2) our current directors, (3) the executive officers named in the Summary Compensation Table on page 60 and (4) all our current directors and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares unless otherwise described below. All share amounts are rounded to the nearest whole share.
Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class (%)(1)
5% Beneficial Owners:
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	40,315,810	8.55%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	37,332,605	7.91%

(1)
Percentages based on 471,799,952 shares outstanding on March 1, 2022.

(2)
Based on a Schedule 13G/A that BlackRock Inc. filed with the SEC on February 3, 2022, which contained information as of December 31, 2021. Such Schedule 13G/A states that BlackRock Inc. has sole voting power with respect to 35,031,622 shares of Zoetis common stock, sole dispositive power with respect to 40,315,810 shares of Zoetis common stock and shared voting and dispositive power with respect to 0 shares of Zoetis common stock.

(3)
Based on a Schedule 13G/A that The Vanguard Group filed with the SEC on February 10, 2022, which contained information as of December 31, 2021. Such Schedule 13G/A states that The Vanguard Group has sole voting power with respect to 0 shares of Zoetis common stock and sole dispositive power with respect to 35,368,534 shares of Zoetis common stock, has shared voting power with respect to 802,239 shares of Zoetis common stock and shared dispositive power with respect to 1,964,071 shares of Zoetis common stock.

94      ZOETIS 2022 PROXY STATEMENT

OWNERSHIP OF OUR COMMON STOCK
Name of Beneficial Owner	Common Stock(1)	Deferred Stock Units(2)	Vested Options(3)	Total
Directors and Named Executive Officers:
Paul M. Bisaro	17,200	—	—	17,200
Frank A. D’Amelio	14,808	12,397	—	27,205
Sanjay Khosla	9,808(4)	12,397	—	22,205
Antoinette R. Leatherberry	—	—	—	—
Michael B. McCallister	22,469(4)	10,512	—	32,909
Gregory Norden	11,521(4)	10,512	—	22,033
Louise M. Parent	10,894	9,724	—	20,618
Willie M. Reed	8,637	4,782	—	13,419
Linda Rhodes	5,719	—	—	5,719
Robert W. Scully	18,179(4)	12,397	—	30,576
Kristin C. Peck	40,520	—	160,319	200,839
Wetteny Joseph	—	—	—	—
Glenn C. David	48,874	—	—	48,874
Catherine A. Knupp	44,491	—	77,937	122,428
Roman Trawicki	8,218	—	13,774	21,992
Heidi C. Chen	34,000	—	14,921	48,921
Directors and current executive officers as a group (21 persons)(5)	279,645	72,722	217,898	570,265

(1)
Represents shares of our common stock directly or indirectly owned by each listed person, including shares held in our 401(k) plan, and by members of his or her household, and are held individually, jointly or pursuant to a trust arrangement.

(2)
Represents shares underlying vested deferred stock units and related dividend equivalent units held by non-employee directors, which directors have a right to acquire within 60 days after leaving our Board.

(3)
Represents shares underlying vested stock options granted to our executive officers pursuant to the Zoetis Inc. 2013 Equity and Incentive Plan.

(4)
Includes the following shares held in personal or family trusts: Mr. Khosla, 7,916; Mr. McCallister, 9,000; Mr. Norden, 9,519.1922; and Mr. Scully, 7,590.

(5)
The directors and executive officers as a group do not own more than 1% of the total outstanding shares based on 471,799,952 shares outstanding on March 1, 2022.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our beneficial owners of 10% or more of a registered class of our equity securities, our directors and our executive officers to file reports with the SEC about their ownership of and transactions in our common stock. Based solely on a review of Forms 3, 4 and 5 and amendments thereto filed with the SEC and certain written representations made to us, we believe that all reports that were required to be filed by our directors and executive officers under Section 16(a) during 2021 were timely filed except, due to an administrative error by the Company, a late Form 4 was filed for our executive officer Abhay Nayak on August 18, 2021 to report the vesting of certain restricted stock units that occurred on July 31, 2021.

ZOETIS 2022 PROXY STATEMENT      95

TRANSACTIONS WITH RELATED PERSONS

POLICY CONCERNING RELATED PERSON TRANSACTIONS
Our Board has adopted a written policy regarding the review and approval of transactions with related persons. This policy provides that the Board’s Corporate Governance and Sustainability Committee will review each transaction, arrangement or relationship in which we are a participant if the amount involved exceeds $120,000 and/or a “related person” has a direct or indirect material interest. In general, “related persons” are our directors and executive officers, shareholders beneficially owning more than 5% of our outstanding stock, and their immediate family members. We refer to such a transaction as a “related person transaction.”
The policy calls for every proposed related person transaction to be reviewed by the Corporate Governance and Sustainability Committee and, if deemed appropriate, approved by the Committee. The Committee is required to consider all of the relevant facts and circumstances, and to approve only those transactions that, in light of known circumstances, it determines to be in Zoetis’ best interests. If we become aware of an existing related person transaction which has not been reviewed and approved under the policy, the matter will be referred to the Committee, which will evaluate all available options, including revision or termination of the transaction.
Any member of the Corporate Governance and Sustainability Committee who has an interest in the transaction being reviewed may not participate in the review but may be counted towards a quorum of such Committee. The Chair of the Corporate Governance and Sustainability Committee may review and approve a related person transaction if it is not practical or desirable to delay a review of a transaction until the next meeting of the Committee, and then the Chair will report on the review to the Committee at its next regularly scheduled meeting.
A copy of our Related Person Transactions Policy can be found in the Corporate Governance section of our website at www.zoetis.com.
RELATED PERSON TRANSACTIONS
During fiscal year 2021, we did not enter into any related person transactions.

96      ZOETIS 2022 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board for the 2022 Annual Meeting of Shareholders and for any adjournment or postponement thereof. We mailed our proxy materials on or about April 6, 2022 and filed our definitive proxy materials with the SEC on April 6, 2022.
VIRTUAL ANNUAL MEETING INFORMATION
We are conducting our 2022 Annual Meeting of Shareholders virtually through a live audio webcast, and online shareholder tools will be available. The meeting will be held at 8:00 a.m. Eastern Daylight Time on Thursday, May 19, 2022 at www.virtualshareholdermeeting.com/ZTS2022. (Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.) We are implementing a virtual meeting format again this year as the virtual meeting format enables full and equal participation by all our shareholders from any location in the world at little to no cost. In addition, the virtual meeting format enables us to protect the health and safety of all attendees, particularly in light of the COVID-19 pandemic.
You are entitled to participate in the Annual Meeting of Shareholders if you were a shareholder as of the close of business on March 25, 2022, the record date, or hold a valid proxy for the meeting. You will be able to attend the 2022 Annual Meeting of Shareholders online, vote your shares electronically and submit questions online during the meeting by logging in to the website listed above using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card or on any additional voting instructions accompanying these proxy materials.
Online check-in will start shortly before the meeting on May 19, 2022. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.
We designed the format of our 2022 Annual Meeting of Shareholders to ensure that our shareholders who attend will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. For example, the format of our 2022 Annual Meeting of Shareholders will include the following:
•
As part of the 2022 Annual Meeting of Shareholders, we will hold a live Q&A session, during which we will answer questions as they come in, as time permits. You may submit a question during the meeting via our virtual shareholder meeting website, www.virtualshareholdermeeting.com/ZTS2022. If your question is properly submitted during the relevant portion of the meeting agenda, a Company representative will respond to your question during the live webcast, as time permits. Questions on similar topics may be combined and answered together and questions that are determined to be irrelevant or inappropriate will not be addressed.

•
Shareholders will be able to vote their shares electronically during the meeting (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to

ZOETIS 2022 PROXY STATEMENT      97

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
www.virtualshareholdermeeting.com/ZTS2022 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.
•
The live audio webcast will be available to shareholders and other guests at the time of the meeting. If you do not have your 16-digit control number that is printed on your notice of internet availability of proxy materials or your proxy card (if you received a paper or electronic copy of the proxy materials), you will only be able to listen to the Annual Meeting of Shareholders and will be unable to vote or ask questions.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via www.virtualshareholdermeeting.com/ZTS2022.
HOW TO VIEW PROXY MATERIALS ONLINE
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2022
Our proxy statement and 2021 Annual Report are available online at www.proxyvote.com.
We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 6, 2022, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our proxy statement and 2021 Annual Report and vote online.
You will not receive a printed, paper copy of our proxy materials unless you request one. You may request a paper or e-mail copy of your proxy materials at www.proxyvote.com, or by calling 1 (800) 579-1639, or by sending an email with your control number in the subject line to sendmaterial@proxyvote.com.
HOW TO VOTE BY PROXY
Your vote is important and we encourage you to vote as soon as possible, even if you plan to attend the 2022 Annual Meeting of Shareholders via webcast. You may vote shares that you owned as of the close of business on March 25, 2022, the record date for the 2022 Annual Meeting of Shareholders.
You may vote by proxy in the following ways:
By telephone	By calling 1 (800) 690-6903 (toll free)	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 18, 2022
By internet	Online at www.proxyvote.com	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 18, 2022
By mail	By returning a properly completed, signed and dated proxy card	Allow sufficient time for us to receive your proxy card before the date of the meeting
For telephone and internet voting, you will need the 16-digit control number included on your notice of internet availability or on your proxy card or in the email.

98      ZOETIS 2022 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
If you own shares in a Zoetis benefit plan, the institution holding the shares is the record owner and you are a “beneficial owner” of those shares. You will receive voting instructions from your plan administrator and you may direct them how to vote on your behalf by complying with its voting instructions. If you do not vote your shares or specify your voting instructions on your voting instruction card, the administrator of the applicable savings plan will vote your shares in accordance with the terms of your plan. To allow sufficient time for voting by the administrator of the applicable savings plan, your voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on May 16, 2022.
REVOCATION OF PROXIES
If you own shares registered directly in your name as the shareholder of record, you can revoke your proxy at any time before your shares are voted, subject to the voting deadlines that are described on the proxy card or voting instruction form, by:
•
Submitting a written revocation to our Corporate Secretary at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, which must be received no later than 5:00 P.M. Eastern Time on May 18, 2022;

•
Submitting a later-dated proxy;

•
Providing subsequent telephone or internet voting instructions; or

•
Voting by internet while attending the virtual annual meeting (attending the annual meeting by internet does not revoke your proxy unless you vote by internet during the virtual annual meeting).

If you hold your shares in street name, you must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.
Only the latest validly executed proxy that you submit will be counted.
VOTING AT THE MEETING
Shareholders as of the close of business on March 25, 2022 will be able to vote their shares electronically during the 2022 Annual Meeting of Shareholders (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2022 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.
QUORUM AND REQUIRED VOTE
At the close of business on March 25, 2022, the record date for the 2022 Annual Meeting of Shareholders, 471,250,516 shares of our common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present for the meeting.

ZOETIS 2022 PROXY STATEMENT      99

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
A majority of the shares of Zoetis common stock outstanding at the close of business on the record date must be present in order to hold the meeting and conduct business. This is called a “quorum.” Your shares are counted as present at the 2022 Annual Meeting of Shareholders if you vote through the internet at the virtual annual meeting of shareholders or properly submit your proxy prior to such meeting.
The table below describes the vote requirements and the effect of abstentions and broker non-votes, as prescribed under our corporate governance documents and Delaware law, for the election of directors and the approval of the other Items on the agenda for the meeting.
Item	Vote Required	Effect of Abstentions and Broker Non-Votes*
1 — Election of Directors	Majority of the votes cast (i.e., more votes “For” than “Against”)	Not considered as votes cast and have no effect on the outcome
2 — Advisory Vote to Approve Our Executive Compensation (“Say on Pay”)	Majority of the votes cast	Not considered as votes cast and have no effect on the outcome
3 — Approval of an amendment and restatement of our 2013 Equity and Incentive Plan	Majority of the votes cast	Not considered as votes cast and have no effect on the outcome
4 — Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2022	Majority of the votes cast	May be considered as votes cast
5 — Approval of an amendment to our Restated Certificate of Incorporation to eliminate supermajority voting provisions and the Pfizer provisions	80% of all the issued and outstanding shares entitled to vote	Have the same effect of votes cast “AGAINST” this proposal
6 — Approval of an amendment to our Restated Certificate of Incorporation to declassify the Board	80% of all the issued and outstanding shares entitled to vote	Have the same effect of votes cast “AGAINST” this proposal

*
A broker non-vote occurs when a broker submits a proxy but does not vote on an Item because it is not a “routine” item under NYSE rules and the broker has not received voting instructions from the beneficial owner of the shares. Your broker may vote without your instructions only on Item 4 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2022, which is considered a “routine” matter.

EFFECT OF NOT CASTING YOUR VOTE
If we have received a proxy specifying your voting choice, your shares will be voted in accordance with that choice.
If you are a registered shareholder and you do not cast your vote, no votes will be cast on your behalf on any of the Items at the Annual Meeting.
If you are a registered shareholder and sign and return a proxy card without specific voting instructions, or if you vote by telephone or via the internet without indicating how you want to vote, your shares will be voted in accordance with the Board’s voting recommendations stated above.
If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, if you do not provide voting instructions to your broker, the broker is permitted to exercise discretionary voting authority only on “routine” matters. The only “routine” item on this year’s Annual Meeting agenda is Item 4  —  Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2022. If you hold your shares in

100      ZOETIS 2022 PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
street name, and you wish to have your shares voted on all items in this proxy statement, you must complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any Items, except that your broker may vote in its discretion on Item 4.
COST OF PROXY SOLICITATION
We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. We will also bear the cost of soliciting votes on behalf of the Board. Zoetis will provide copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. In addition, our directors, officers, or employees may solicit proxies or votes for us in person, or by mail, telephone, or electronic communication. They will not receive any additional compensation for these solicitation activities. Further, we may enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting of Shareholders from their customers who are beneficial owners of our stock and will reimburse those firms for related out-of-pocket expenses.
We have retained Saratoga Proxy Consulting, LLC, a professional proxy solicitation firm, to help us solicit proxies. Zoetis expects that it will pay Saratoga Proxy Consulting, LLC its customary fees, estimated to be approximately $15,000 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. Zoetis also has agreed to indemnify Saratoga Proxy Consulting, LLC against certain liabilities relating to or arising out of its engagement.
AVAILABILITY OF VOTING RESULTS
We will disclose the voting results in a Current Report on Form 8-K to be filed with the SEC within 4 business days following the 2022 Annual Meeting of Shareholders.
QUESTIONS
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the telephone numbers or address set forth below:
Saratoga Proxy Consulting, LLC
520 Eighth Avenue, 14th Floor
New York, NY 10018
Call Collect: 212-257-1311
Call Toll-Free: 888-368-0379

ZOETIS 2022 PROXY STATEMENT      101

INFORMATION ABOUT SUBMITTING SHAREHOLDER PROPOSALS AND OUR 2023 ANNUAL MEETING

Under our By-laws, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to propose an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to our Corporate Secretary at our principal executive offices. We must receive the notice within the following deadlines:
•
We must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days but no more than 120 days before the first anniversary of the prior year’s meeting. Under this provision, we must receive notice pertaining to the 2023 Annual Meeting no earlier than January 19, 2023, and no later than February 18, 2023.

•
However, if we hold the 2023 Annual Meeting on a date that is not within 25 days before or after the anniversary date of the 2022 Annual Meeting, we must receive the notice no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

•
If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

Our By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of the proposed business and the reason for bringing it to the meeting, any material interest of the proposing shareholder in the business and certain other information about the shareholder. In addition, the shareholder making the proposal must be a shareholder of record on both the date such shareholder provides the notice and the record date for the meeting, and either the shareholder or such shareholder’s qualified representative must appear at the meeting to present the nomination or proposed item of business.
Any notice that is received outside of the window specified above for proposed items of business, or that does not include all of the information required by our By-laws or comply with the other requirements of our By-laws, will not be brought before the meeting.
Additionally, our By-laws contain proxy access provisions to permit eligible shareholders  —  including qualifying groups of up to 20 shareholders that have continuously owned at least 3% of the Company’s outstanding common stock for at least three years  —  to nominate director nominees constituting up to the greater of two directors or 20% of the number of directors serving on the Board, and have such nominees included in the Company’s annual meeting proxy materials, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. Notice of proxy access director nominees must be received by our Corporate Secretary at our principal executive offices not less than 90 days but no more than 120 days before the first anniversary of the prior year’s annual meeting. Under this provision, we must receive proxy

102      ZOETIS 2022 PROXY STATEMENT

INFORMATION ABOUT SUBMITTING SHAREHOLDER PROPOSALS AND OUR 2023 ANNUAL MEETING
access nominations notices pertaining to the 2023 Annual Meeting no earlier than January 19, 2023, and no later than February 18, 2023.
Under SEC Rule 14a-8, if a shareholder wants us to include a shareholder proposal in our proxy statement for the 2023 Annual Meeting, our Corporate Secretary must receive the proposal at our principal executive offices no later than December 4, 2021, which is 120 calendar days before the one-year anniversary of the release date of our proxy statement for the 2022 Annual Meeting. If we change the date of our 2023 meeting by more than 30 days from the one-year anniversary of the 2022 meeting, then the deadline is a reasonable time before we print and send our proxy materials for the 2023 meeting. Any such proposal must comply with all of the requirements of SEC Rule 14a-8. In addition, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than March 19, 2023.
Shareholders should mail all nominations and proposals for our 2023 Annual Meeting to our Corporate Secretary at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054. You may obtain a copy of our By-laws from our Corporate Secretary at the same address. Our By-laws are also available online as Exhibit 3.2 to our 2021 Annual Report on Form 10-K filed with the SEC on February 15, 2022.
To reduce costs and be environmentally responsible, we have adopted an SEC-approved procedure called “householding.” Under this procedure, we may deliver a single copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to multiple shareholders who share the same address unless we have received contrary instructions from an impacted shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. If you are a registered shareholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our Corporate Secretary by mail at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, or by phone at (973) 822-7000. If you hold shares in street name or in a Zoetis benefit plan, you may contact your brokerage firm, bank, broker-dealer, benefit plan provider, or other similar organization to request information about householding.

ZOETIS 2022 PROXY STATEMENT      103

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

ZOETIS INC.
2013 EQUITY AND INCENTIVE PLAN
AMENDED AND RESTATED AS OF MAY 19, 2022
ARTICLE I
PURPOSE
The purposes of the Zoetis Inc. 2013 Equity and Incentive Plan, as amended and restated as of May 19, 2022, the “Plan”) are to provide long-term incentives to those individuals with significant responsibility for the success and growth of the Company and its Affiliates, to align the interests of such individuals with those of the Company’s stockholders, to assist the Company in recruiting, retaining and motivating qualified Employees, Consultants and Directors and to provide an effective means to link pay to performance for such individuals.
ARTICLE II
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1
“Administrator” shall have the meaning provided in Section 12.1 hereof.

2.2
“Affiliate” shall mean (i) any Parent or Subsidiary, (ii) any entity that, directly or through one or more intermediaries, is controlled by the Company, or (iii) any entity in which the Company has a significant equity interest, in each case as determined by the Administrator.

2.3
“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4
“Applicable Laws” shall mean all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any rules or regulations of any securities exchange or automated quotation system on which the Shares may be listed, quoted or traded, and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services or that may otherwise be applicable to Awards, as such laws, rules, and regulations shall be in effect from time to time.

2.5
“Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award (which includes, but is not limited to, cash bonuses as set forth in Article IX), a Dividend Equivalent award, a Stock Payment award, an award of Stock Appreciation Rights, or Other Incentive Award, which may be awarded or granted under the Plan.

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 1

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
2.6
“Award Agreement” shall mean the written notice, agreement, contract or other instrument or document evidencing an Award, including through an electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

2.7
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

2.8
“Board” shall mean the Board of Directors of the Company.

2.9
“Change in Capitalization” shall have the meaning provided in Section 3.2(a) hereof.

2.10
“Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(a)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities beneficially owned by such Person or any securities acquired directly from the Company or any Affiliate thereof) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (c) below; or

(b)
the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(c)
there is consummated a merger, amalgamation or consolidation of the Company with any other corporation, other than (1) a merger, amalgamation or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger, amalgamation or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, amalgamation or consolidation or (2) a merger, amalgamation or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or (3) a merger, amalgamation or consolidation effected to change the jurisdiction of incorporation of the Company; or

APPENDIX A 2 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
(d)
there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (1) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (2) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of (i) the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, or (ii) the consummation of the Distribution (as such term is defined in that certain Global Separation Agreement entered into between Pfizer Inc. and the Company).
For each Award that constitutes deferred compensation under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award, resulting in the payment of such Award, only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. The Administrator may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.
2.11
“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

2.12
“Committee” shall mean the Human Resources Committee of the Board, or another committee or subcommittee of the Board described in Article XII hereof.

2.13
“Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.14
“Company” shall mean Zoetis Inc., a Delaware corporation, and any successor corporation.

2.15
“Consultant” shall mean any person, including an advisor or independent contractor, engaged by the Company or an Affiliate to render services to such entity or, subject to Applicable Law, who is otherwise providing services to the Company or an Affiliate.

2.16
“Covered Employee” shall mean any Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.17
“Director” or “Non-Employee Director” shall mean a non-employee member of the Board, as constituted from time to time.

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 3

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
2.18
“Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company or its Affiliates.

2.19
“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2 hereof.

2.20
“Effective Date” shall mean May 19, 2022.

2.21
“Eligible Individual” shall mean any natural person who is an Employee, Consultant or a Non-Employee Director, as determined by the Administrator.

2.22
“Employee” shall mean any person employed by the Company or an Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Company in its sole discretion, subject to any requirements of Applicable Laws, including the Code.

2.23
“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended from time to time.

2.24
“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)
if the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)
if the Common Stock is traded only otherwise than on a securities exchange and is not quoted on the NASDAQ, the closing quoted selling price of the Common Stock on such date as quoted in “pink sheets” published by the National Daily Quotation Bureau;

(c)
if the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(d)
if the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith on the date awarded.

2.25
“Greater Than 10% Stockholder” shall mean an individual then-owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and 424(f) of the Code, respectively).

APPENDIX A 4 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
2.26
“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.27
“Individual Award Limit” shall mean the cash and Share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.

2.28
“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option, or which is designated as an Incentive Stock Option but does not meet the applicable requirements of the Code.

2.29
“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article VI hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.30
“Other Incentive Award” shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 9.4 hereof.

2.31
“Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.32
“Participant” shall mean an Eligible Individual who has been granted an Award.

2.33
“Performance Award” shall mean an Award that is granted under Section 9.1 hereof.

2.34
“Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.35
“Performance Goals” shall mean the performance goals (and adjustments) established by the Administrator for a Performance Period, based on one or more of the following criteria:

(a)
(i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per Share; (xviii) adjusted earnings per Share; (xix) price per Share; (xx) implementation or completion of critical projects; (xxi) market share; (xxii) debt levels or reduction; (xxiii) customer retention; (xxiv) sales-related goals; (xxv) customer satisfaction and/or growth; (xxvi) research and development achievements; (xxvii) financing and other capital raising transactions; (xxviii) capital expenditures, (xxix) economic profit or (xxx) any other measures of performance selected by the Administrator, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 5

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices or in any other manner determined by the Administrator.
(b)
Performance Goals may be expressed in terms of overall Company performance, or the performance of an Affiliate or one or more divisions, business units or product lines or in any other manner determined by the Administrator. In addition, such Performance Goals may be based upon the attainment of specified levels of performance under one or more of the measures described above relative to the performance of other corporations or the performance of an index, survey or other benchmark or in any other manner determined by the Administrator.

(c)
The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principles; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal or sale of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in Applicable Laws, accounting principles or business conditions.

2.36
“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals or other specific criteria will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

2.37
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company.

2.38
“Plan” shall have the meaning set forth in Article I.

2.39
“Restricted Stock” shall mean an Award of Shares made under Article VII hereof that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

APPENDIX A 6 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
2.40
“Restricted Stock Unit” shall mean a contractual right awarded under Article VIII hereof to receive in cash or Shares the Fair Market Value of a Share of Common Stock.

2.41
“Restriction Period” shall mean the period of time specified by the Administrator during which an Award of Restricted Stock shall be subject to restrictions.

2.42
“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.43
“Share Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.44
“Shares” shall mean shares of Common Stock.

2.45
“Stock Appreciation Right” shall mean a stock appreciation right granted under Article X hereof.

2.46
“Stock Payment” shall mean a payment in the form of Shares awarded under Section 9.3 hereof.

2.47
“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.48
“Substitute Award” means any Award granted in assumption of, or in substitution for, an award of a company or business (that is not, prior to the applicable transaction, a Subsidiary or Affiliate of the Company) acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines.

2.49
“Termination of Service” shall mean, unless otherwise provided in the Award Agreement, the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Affiliates. Unless otherwise determined by the Administrator, a Participant employed by, or performing services for, an Affiliate or a division of the Company or its Affiliates shall be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Affiliate, or division ceases to be an Affiliate or division, as the case may be, and the Participant does not immediately become an employee of, or service provider for, the Company or another Affiliate. Unless otherwise provided in the Award Agreement, temporary absences from employment because of illness, vacation, or leave of absence, and transfers among the Company and its and Affiliates, shall not be considered Terminations of Service. Notwithstanding the foregoing, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required to comply with Section 409A of the Code.

2.50
“Vesting Period” shall mean the period of time before unrestricted Shares become non-forfeitable and/or issuable to a Participant pursuant to the applicable Award Agreement.

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 7

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
ARTICLE III
SHARES SUBJECT TO THE PLAN
3.1
Number of Shares.

(a)
Subject to Section 3.2 hereof, the maximum aggregate number of Shares available for the grant of Awards and issuance under the Plan (the “Share Limit”) shall be equal to 30,000,000 Shares. Notwithstanding the generality of the foregoing, subject to Sections 3.2 hereof, the maximum number of Shares available for the grant of Awards and issuance under the Plan with respect to Incentive Stock Options shall be the number of Shares that is equal to fifty percent (50%) of the Share Limit. Any performance-based Awards having variable payout potential, shall be counted at maximum payout against the Share Limit. Awards that can only be settled in cash shall not count against the Share Limit.

(b)
Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions, or otherwise. To the extent an Award is forfeited, cancelled or otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, termination or expiration, again be available for Awards under the Plan, including, without limitation, any Shares that are not earned under performance-based Awards having variable payout potential. Notwithstanding anything to the contrary set forth in the Plan the following shall no longer be available for grant under the Plan: (i) Shares tendered, surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, (ii) for any Awards that may be settled in cash or Shares, Shares that are paid out in cash, (iii) any Shares withheld to cover the exercise price of a Stock Appreciation Right (iv) any vested and/or exercised Shares subject to an Award (whether or not issued to the Participant); and (v) Shares repurchased by the Company using stock option exercise proceeds. In addition, in the case of any Substitute Award, Shares delivered or deliverable in connection with such Substitute Award shall not be deemed granted or issued under the Plan for purposes of Sections 3.1 or 3.3.

3.2
Adjustments.

(a)
In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, or any other change affecting the Shares or the Share price (any such occurrence or event, a “Change in Capitalization”), the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Individual Award Limits); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per Share for any

APPENDIX A 8 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
outstanding Awards under the Plan; provided, however, that the Administrator shall make such equitable adjustments as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such award, reduced by the aggregate exercise price or purchase price thereof, if any. In the case where the exercise price per Share of an Option or Stock Appreciation Right exceeds the Fair Market Value per Share, in connection with a Change in Capitalization, the Administrator may cancel, in its sole discretion, such Option or Stock Appreciation Right for no payment. The Administrator’s determinations pursuant to this Section 3.2(a) shall be final, binding and conclusive.
(b)
Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator. No action shall be taken under this Section 3.2(b) which shall cause an Award to fail to comply with Section 409A of the Code or an exemption therefrom, in either case, to the extent applicable to such Award.

3.3
Individual Award Limits.   Notwithstanding any provision in the Plan to the contrary, and subject to Section 3.2:

(a)
the aggregate number of Shares subject to Options and Stock Appreciation Rights awarded to any one Participant during any calendar year may not exceed 1.5 million Shares;

(b)
the aggregate number of Shares subject to Awards other than Options and Stock Appreciation Rights (excluding Awards referenced in Section 3.3(c) below) awarded to any one Participant during any calendar year may not exceed 1.5 million Shares, with any performance-based Awards having variable payout potential counted at maximum payout for purposes of such limit;

(c)
the aggregate amount of compensation awarded to any one Participant in respect to all Awards denominated in cash in any calendar year is $10 million, calculated based on maximum potential payout; and

(d)
the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year, together with any cash fees paid to such Director during such calendar year for services on the Board shall not exceed $850,000. Such applicable limit shall include the value of any Awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments. For the avoidance of doubt, neither Awards granted or compensation paid to an individual for services as an Employee or Consultant, nor any amounts paid to an individual as a reimbursement of an expense will count against the foregoing limitation.

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 9

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
ARTICLE IV
GRANTING OF AWARDS
4.1
Participation.   The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2
Award Agreement.   Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan.

4.3
Stand-Alone and Tandem Awards.   Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

4.4
Minimum Vesting.   Notwithstanding any provision of the Plan to the contrary, all Awards granted under the Plan after the Effective Date shall have a minimum vesting period of one-year measured from the date of grant; provided, however, that Awards covering up to 5% of the Shares available for future distribution under this Plan as of the Effective Date may be granted without such minimum vesting requirement. Nothing in this Section 4.4 shall (i) limit the Company’s ability to grant awards that contain rights to accelerated vesting on a Termination of Service (or to otherwise accelerate vesting) or (ii) limit any rights to accelerated vesting in connection with a Change in Control. In addition, the minimum vesting requirement set forth in this Section 4.4 shall not apply to Substitute Awards.

ARTICLE V
PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION
5.1
Purpose.   The provisions of this Article V apply to Awards that were granted prior to the Effective Date that were intended to qualify as Performance-Based Compensation and remain eligible for the “performance-based compensation” as described in Section 162(m)(4)(C) of the Code. For the avoidance of doubt, any Awards to Eligible Individuals that are based on Performance Goals and are granted on or after the Effective Date are not intended to qualify as Performance-Based Compensation.

5.2
Payment of Performance-Based Awards.   Performance Awards shall be paid, unless otherwise determined by the Administrator, no later than 2 1∕2 months after the tax year in which the Performance Award vests, consistent with the requirements of Section 409A of the Code. Unless otherwise provided in the applicable Performance Goals or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such applicable Performance Period are achieved. The achievement of each Performance Goal shall be (i) determined in accordance with Applicable Accounting Standards, to the extent applicable and (ii) for all Awards intended to qualify as Performance-Based Compensation, certified in accordance with the requirements of Section 162(m) of the Code.

APPENDIX A 10 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
5.3
Additional Limitations.   Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is intended to qualify as Performance-Based Compensation and remains eligible for the “performance-based compensation” as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations imposed under Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements. Determinations by the Administrator in respect of all Awards intended to qualify as Performance-Based Compensation shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code, and payment in respect of such Awards may be decreased, but not increased, in the discretion of the Administrator.

ARTICLE VI
OPTIONS
6.1
Granting of Options to Eligible Individuals.   The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2
Eligibility for Incentive Stock Options.   No Incentive Stock Option shall be granted to any individual who is not an Employee of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively).

6.3
Option Exercise Price.   The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4
Option Term.   The term of each Option shall be set forth in the Award Agreement; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Award Agreement shall set forth the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the stated term of the Option. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, and, subject to Section 13.1 hereof, may amend any other term or condition of such Option relating to a Termination of Service.

6.5
Option Vesting.

(a)
The terms and conditions pursuant to which an Option vests in the Participant and becomes exercisable shall be set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate, attainment of one or more of the Performance Goals, or

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 11

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
any other criteria selected by the Administrator. At any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option, including following a Termination of Service; provided, that in no event shall an Option become exercisable following its expiration, termination or forfeiture.
(b)
No portion of an Option which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided in the applicable Award Agreement or by action of the Administrator following the grant of the Option.

6.6
Treatment of Options upon Certain Events.   The applicable Award Agreement shall provide for the treatment of each Option upon a Termination of Service.

6.7
Substitution of Stock Appreciation Rights.   The Administrator may, in its sole discretion, substitute an Award of Stock Appreciation Rights for an outstanding Option at any time prior to or upon exercise of such Option; provided, however, that such Stock Appreciation Rights shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

6.8
Partial Exercise of Options.   An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

6.9
Manner of Exercise of Options.   A Participant may exercise an exercisable Option, subject to Applicable Laws and any other applicable requirements established by the Administrator, by paying the full exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in one or more of the following manners: (i) cash or check, (ii) Shares (including, in the case of payment of the exercise price of an Option, Shares issuable pursuant to the exercise of the Option), in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, or (iii) other form of legal consideration acceptable to the Administrator (including cashless exercise via a broker). Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

6.10
Notification Regarding Disposition.   The Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one (1) year after the transfer of such Shares to such Participant.

APPENDIX A 12 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
ARTICLE VII
RESTRICTED STOCK
7.1
Award of Restricted Stock.

(a)
The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions, applicable to each award of Restricted Stock, which terms and conditions shall be set forth in the Award Agreement and shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)
The Award Agreement shall set forth the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by Applicable Laws. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Laws.

(c)
The Award Agreement shall set forth the treatment of each Award of Restricted Stock upon a Termination of Service.

7.2
Rights as Stockholders.   Upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided herein or in the Award Agreement, all the rights of a stockholder with respect to said Shares. This includes, but is not limited to, the right to vote Shares of Restricted Stock as the record owner thereof, and the right to receive dividends and other distributions payable to an Eligible Individual during the restriction period; provided, however, that, the Award Agreement may provide that any distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3 hereof.

7.3
Restrictions.   All Shares of Restricted Stock (including any Shares received by Participants thereof with respect to Shares of Restricted Stock as a result of a Change in Capitalization) shall be subject to restrictions and vesting requirements as set forth in the Award Agreement. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability. Such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as set forth in the Award Agreement, including, without limitation, criteria based on the Participant’s duration of service with the Company or an Affiliate, the Performance Goals, Company or Affiliate performance, individual performance or other criteria set forth in the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4
Certificates for Restricted Stock.   Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing Shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

7.5
Section 83(b) Election.   If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 13

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
ARTICLE VIII
RESTRICTED STOCK UNITS
8.1
Award of Restricted Stock Units.

(a)
The Administrator is authorized to grant Restricted Stock Units to Eligible Individuals, and shall determine the terms and conditions, including the restrictions, applicable to each award of Restricted Stock Units, which terms and conditions shall be set forth in the Award Agreement and shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock Units as it deems appropriate. The Award Agreement shall set forth the time and form of payment of each Award of Restricted Stock Units.

(b)
The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued (or cash in lieu thereof shall be paid), which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable. Such conditions and dates shall be established in accordance with the applicable provisions of Section 409A of the Code or an exemption therefrom.

(c)
The Award Agreement shall set forth the treatment of each Award of Restricted Stock Units upon a Termination of Service.

(d)
On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or if provided in the Award Agreement, the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

ARTICLE IX
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, OTHER INCENTIVE AWARDS
9.1
Performance Awards.

(a)
The Administrator is authorized to grant Performance Awards to any Eligible Individual. The vesting and value of Performance Awards may be linked to any one or more of the Performance Goals or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods as set forth in the applicable Award Agreement. Performance Awards may be paid in cash, Shares or a combination of both.

(b)
Without limiting Section 9.1(a) hereof, the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

APPENDIX A 14 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
9.2
Dividend Equivalents.

(a)
Subject to Section 9.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula, at such time and subject to such limitations as set forth in the applicable Award Agreement. Dividend Equivalents with respect to Shares covered by an Award shall only be paid out to the Participant at the same time or times and to the same extent that the vesting conditions and/or performance goals, if any, are subsequently satisfied and the Award vests with respect to such Shares, and shall not otherwise be paid.

(b)
Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3
Stock Payments.   The Administrator is authorized to make one or more Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Goals or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator.

9.4
Other Incentive Awards.   The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, stockholder value or stockholder return, in each case, on a specified date or dates or over any period or periods determined by the Administrator. The terms and conditions applicable to such Other Incentive Awards shall be set forth in the applicable Award Agreement. Other Incentive Awards may be linked to any one or more of the Performance Goals or other specific criteria determined appropriate by the Administrator and may be payable in cash or Shares.

9.5
Other Terms and Conditions.   All applicable terms and conditions of each Award described in this Article IX, including without limitation, as applicable, the term, vesting conditions and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration paid by a Participant for an Award shall not be less than the par value of a Share, unless otherwise permitted by Applicable Laws. The rights of Participants granted Performance Awards, Dividend Equivalents, or Other Incentive Awards upon Termination of Service shall be set forth in the Award Agreement.

ARTICLE X
STOCK APPRECIATION RIGHTS
10.1
Grant of Stock Appreciation Rights.

(a)
The Administrator is authorized to grant Awards of Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 15

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
(b)
Each Award of Stock Appreciation Rights shall entitle the Participant (or other individual entitled to exercise the Award of Stock Appreciation Rights pursuant to the Plan) to exercise all or a specified portion of the Award of Stock Appreciation Rights (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per Share of the Stock Appreciation Rights from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Stock Appreciation Rights that shall have been exercised, subject to any limitations the Administrator may impose or set forth in the Award Agreement. Such amount shall be payable in Shares or in cash, as determined by the Administrator. The exercise price per Share subject to each Award of Stock Appreciation Rights shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Stock Appreciation Rights are granted.

(c)
The Award Agreement shall set forth the treatment of each Award of Stock Appreciation Rights upon a Termination of Service.

10.2
Stock Appreciation Right Vesting.

(a)
The Award Agreement shall set forth the period during which a Participant shall vest in an Award of Stock Appreciation Rights and have the right to exercise such Stock Appreciation Rights (subject to Section 10.4 hereof) in whole or in part. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Goals or any other criteria selected by the Administrator. At any time after grant of an Award of Stock Appreciation Rights, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which the Stock Appreciation Rights vest.

(b)
No portion of an Award of Stock Appreciation Rights which is unexercisable upon Termination of Service shall thereafter become exercisable, except as may be otherwise provided in an Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Rights; provided, that in no event shall an Award of Stock Appreciation Rights become exercisable following its expiration, termination or forfeiture.

10.3
Manner of Exercise.   A Participant may exercise an exercisable Stock Appreciation Right as follows, subject to Applicable Laws and any applicable requirements established by the Administrator; full payment of the applicable withholding taxes shall be made to the stock administrator of the Company for the Shares with respect to which the Stock Appreciation Rights, or portion thereof, are exercised, in a manner permitted by Section 6.9 in respect of Options.

10.4
Stock Appreciation Right Term.   The term of each Award of Stock Appreciation Rights shall be set forth in the Award Agreement; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Rights are granted. The Award Agreement shall set forth the time period, including any time period following a Termination of Service, during which the Participant has the right to exercise any vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Award term. Except as limited by the requirements of Section 409A of the Code, the Administrator may extend the term of any outstanding Stock Appreciation Rights, and may extend

APPENDIX A 16 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
the time period during which vested Stock Appreciation Rights may be exercised in connection with any Termination of Service, and, subject to Section 13.1 hereof, may amend any other term or condition of such Stock Appreciation Rights relating to such a Termination of Service.
ARTICLE XI
ADDITIONAL TERMS OF AWARDS
11.1
Change in Control.   Unless otherwise set forth in an Award Agreement, in the event of a Change in Control:

(a)
With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event the Participant incurs a Termination of Service other than for “cause,” as defined in the applicable Award Agreement, during the 24-month period following such Change in Control, on the date of such Termination of Service (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse and (iii) and any performance conditions imposed with respect to such Award shall be deemed to be achieved at target performance levels.

(b)
With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately prior to the occurrence of the Change in Control (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse and (iii) and any performance conditions imposed with respect to such Award shall be deemed to be achieved at target performance levels. In lieu of the foregoing, the Administrator may also provide for the cash-out of vested and unvested Awards (at target performance levels with respect to performance-based Awards).

(c)
For purposes of this Section 11.1, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award is of comparable value and remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity or in the case of an amalgamation, the amalgamated company or its parent.

(d)
Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 11.1 shall be applicable only to the extent specifically provided in the Award Agreement and as permitted pursuant to Section 13.5.

11.2
Tax Withholding.   The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s social security, Medicare and any other employment tax or other obligation) required by law to be withheld with respect to any taxable event or any other liability legally payable by a Participant in connection with any Award. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 17

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares), provided that, to the extent necessary to avoid adverse accounting consequences, if any, the number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding no greater than the amount necessary to satisfy the minimum statutory withholding requirements.
11.3
Transferability of Awards.

(a)
No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution;

(b)
No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect;

(c)
During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him or her under the Plan. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or Award Agreement, be exercised by his personal representative or by any individual empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution; and

(d)
Notwithstanding the foregoing, the Administrator may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) Awards to be transferred, but only without receiving any consideration for such transfer, to a member of a Participant’s immediate family or to a trust or similar vehicle for the benefit of a Participant’s immediate family members.

11.4
Conditions to Issuance of Shares.

(a)
Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with all Applicable Laws, and the Shares are covered by an effective registration statement or applicable exemption from registration. The Company will have no obligation to complete any registration or other qualification of Shares under any foreign law or regulations, or to effect compliance with the registration, qualification or listing requirements of any foreign securities laws, exchange control regulations, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. In addition to the terms and conditions provided herein, the Administrator may

APPENDIX A 18 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with Applicable Laws.
(b)
All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Laws. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c)
The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)
No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e)
Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Laws, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5
Forfeiture and Recoupment Provisions.   Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan and without limiting such authority, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: any proceeds, gains or other economic benefit must be paid to the Company, and the Award shall terminate and any unexercised or unsettled portion of the Award (whether or not vested) shall be forfeited, if (i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (ii) the Participant at any time, or during a specified time period, engages in any activity which violates any applicable restrictive covenants of the Company, as may be further specified in the Award Agreement or (iii) the Participant incurs a Termination of Service for “cause,” as defined in the applicable Award Agreement. In addition, all Awards made under the Plan shall be subject to any clawback or recoupment policies of the Company, as in effect from time to time, subject to Applicable Laws.

11.6
Prohibition on Repricing.   Subject to limitations imposed by Section 409A of the Code or other Applicable Laws and the limitations contained in Section 13.1 below, in no event shall the exercise price with respect to an Award be reduced following the grant of an Award, nor shall an Award be cancelled in exchange for a replacement Award with a lower exercise price or in exchange for another type of Award or cash payment without stockholder approval.

11.7
Leave of Absence.   Unless the Administrator provides otherwise (subject to Applicable Laws regarding leaves of absence), vesting of Awards granted hereunder shall continue during any paid or unpaid leave of absence. Unless otherwise provided in an Award Agreement, a Participant shall not cease to be considered an Employee, Consultant or Non-Employee Director, as applicable, in the case of any

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 19

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
(a) leave of absence approved by the Company, or (b) transfer between locations of the Company or between the Company and any of its Affiliates or any successor thereof.
ARTICLE XII
ADMINISTRATION
12.1
Administrator.   The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and shall be referred to herein as the “Administrator.” Unless otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.5 hereof.

12.2
Duties and Powers of Administrator.   It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Award Agreement, provided that the rights or obligations of the holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 13.1 hereof. In its sole discretion, the Board may at any time and from time-to-time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3
Authority of Administrator.   Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a)
Designate Eligible Individuals to receive Awards;

(b)
Determine the type or types of Awards to be granted to Eligible Individuals;

(c)
Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

APPENDIX A 20 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
(d)
Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)
Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)
Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)
Decide all other matters that must be determined in connection with an Award;

(h)
Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)
Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)
Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.4
Decisions Binding.   The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.5
Delegation of Authority.   To the extent permitted by Applicable Laws, the Board or Committee may from time to time delegate to a committee of one or more members of the Board, to one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article XII; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees with respect to Awards intended to constitute Performance-Based Compensation, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board and the Committee.

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 21

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
ARTICLE XIII
MISCELLANEOUS PROVISIONS
13.1
Amendment, Suspension or Termination of the Plan.   The Plan may be amended or terminated at any time by action of the Board. However, no amendment may, without stockholder approval, except as set forth in Section 3.2 herein, (i) increase the aggregate number of Shares available for Awards, (ii) extend the term of the Plan, (iii) materially expand the types of awards available under the Plan, (iv) change the definition of Eligible Individual to add a category or categories of individuals who are eligible to participate in the Plan, (v) delete or limit the prohibition against repricing of Awards contained in Section 11.6, or (vi) make other changes which require approval by the stockholders of the Company in order to comply with Applicable Laws. No amendment or termination of the Plan may adversely modify any individual’s rights under an outstanding Award unless such individual consents to the modification in writing.

13.2
Paperless Administration.   In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

13.3
Titles and Headings, References to Sections of the Code or Exchange Act.   The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.4
Governing Law.   The Plan and any programs and agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware, U.S.A. without regard to conflicts of laws thereof.

13.5
Section 409A.   The intent of the parties is that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s Termination of Service shall instead be paid on the first business day after the date that is six (6) months following the Participant’s

APPENDIX A 22 – ZOETIS 2022 PROXY STATEMENT

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code.
13.6
No Rights to Awards.   No Eligible Individual or other individual shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other individuals uniformly.

13.7
Foreign Employees and Foreign Law Considerations.   The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States, who are United States citizens or resident aliens on global assignments in foreign nations, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

13.8
Unfunded Status of Awards.   The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.9
Indemnification.   To the extent allowable pursuant to Applicable Laws, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.10
Relationship to other Benefits.   No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.11
Successors.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the

ZOETIS 2022 PROXY STATEMENT – APPENDIX A 23

APPENDIX A. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
13.12
Expenses.   The expenses of administering the Plan shall be borne by the Company and its Affiliates.

13.13
Term of Plan.   The Plan shall terminate on the tenth anniversary of the Effective Date; provided, however, any Awards that are outstanding as of the date of the Plan’s termination shall remain in effect, and the terms of the Plan shall apply until such Awards terminate as provided in the applicable Award Agreements.

APPENDIX A 24 – ZOETIS 2022 PROXY STATEMENT

APPENDIX B. SUPERMAJORITY AMENDMENT

FIFTH:
B. The directors shall be divided into three classes, designated class I, class II and class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial class I directors shall terminate on the date of the 2014 annual meeting of stockholders; the term of the initial class II directors shall terminate on the date of the 2015 annual meeting of stockholders; and the term of the initial class III directors shall terminate on the date of the 2016 annual meeting of stockholders or, in each case, upon such director’s earlier death, resignation or removal. At each succeeding annual meeting of stockholders beginning in 2014, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term and until their successors are duly elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned by the Board of Directors among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class or from the removal from office, death, disability, resignation or disqualification of a director or other cause shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors have the effect of removing or shortening the term of any incumbent director. ~~In addition to any vote of the Board of Directors required by this Certificate of Incorporation or the GCL, for so long as Pfizer owns a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), the affirmative vote of a majority of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this paragraph B of Article FIFTH; thereafter, the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this paragraph B of Article FIFTH.~~
D. The Board of Directors shall have the power, without the need for stockholder approval, to adopt, alter, amend, change, add to or repeal the By-Laws of the Corporation. ~~For so long as Pfizer owns a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), the affirmative vote of a majority of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to adopt, alter, amend, change, add to or repeal any provision inconsistent with, this paragraph D of Article FIFTH; thereafter, t~~The By-Laws may be adopted, altered, amended, changed, added to or repealed by the affirmative vote of at least ~~eighty percent (80%)~~a majority of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation.
~~SIXTH: In anticipation that the Corporation and Pfizer may engage in the same or similar business activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition~~

ZOETIS 2022 PROXY STATEMENT – Appendix B 1

APPENDIX B. SUPERMAJORITY AMENDMENT
~~of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with Pfizer (including service of officers and directors of Pfizer as directors of the Corporation), the provisions of this Article SIXTH are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve Pfizer and its officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.~~
~~A. Subject to any contractual provisions to the contrary, Pfizer shall have the right to, and shall have no duty to refrain from: (i) engaging in the same or similar business activities or lines of business as the Corporation; (ii) doing business with any client or customer of the Corporation; and (iii) employing or otherwise engaging any officer or employee of the Corporation, and neither Pfizer nor any officer or director thereof (except as provided in Section B of this Article SIXTH) shall be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of any such activities of Pfizer or of such person’s participation therein. In the event that Pfizer acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both Pfizer and the Corporation, Pfizer shall have no duty to communicate or present such corporate opportunity to the Corporation and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation by reason of the fact that Pfizer pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person or entity or does not present such corporate opportunity to the Corporation.~~
~~B. If a director or officer of the Corporation who is also a director or officer of Pfizer acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Corporation and Pfizer, such director or officer of the Corporation: (i) shall have fully satisfied and fulfilled such person’s fiduciary duty to the Corporation and its stockholders with respect to such corporate opportunity; (ii) shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that Pfizer pursues or acquires such corporate opportunity for itself or directs such corporate opportunity to another person or does not present such corporate opportunity to the Corporation; (iii) shall be deemed to have acted in good faith and in a manner such person reasonably believes to be in and not opposed to the best interests of the Corporation for the purposes of this Certificate of Incorporation; and (iv) shall be deemed not to have breached such person’s duty of loyalty to the Corporation or its stockholders or to have derived an improper personal benefit therefrom for the purposes of this Certificate of Incorporation, if such director or officer acts in good faith in a manner consistent with the following policy: (a) a corporate opportunity offered to any person who is an officer of the Corporation and who is also a director but not an officer of Pfizer shall belong to the Corporation, unless such opportunity is expressly offered to such person solely in his or her capacity as a director of Pfizer in which case such opportunity shall belong to Pfizer; (b) a corporate opportunity offered to any person who is a director but not an officer of the Corporation and who is also a director or officer of Pfizer shall belong to the Corporation only if such opportunity is expressly offered to such person solely in his or her capacity as a director of the Corporation and otherwise shall belong to Pfizer; and (c) a corporate opportunity offered to any person who is an officer of both the Corporation and Pfizer shall belong to Pfizer unless such opportunity is expressly offered to such person solely in his or her capacity as an officer of the Corporation, in which case such opportunity shall belong to the Corporation.~~

Appendix B 2 – ZOETIS 2022 PROXY STATEMENT

APPENDIX B. SUPERMAJORITY AMENDMENT
~~C. For the purposes of this Article SIXTH, “corporate opportunities” shall include, but not be limited to, business opportunities that the Corporation is financially able to undertake, which are, from their nature, in the line of the Corporation’s business, are of practical advantage to it and are ones in which the Corporation has an interest or a reasonable expectancy, and in which, by embracing the opportunities, the self-interest of Pfizer or its officers or directors will be brought into conflict with that of the Corporation.~~
~~D. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article SIXTH.~~
~~E. If any contract, agreement, arrangement or transaction between the Corporation and Pfizer involves a corporate opportunity and is approved in accordance with the procedures set forth in Article SEVENTH of this Certificate of Incorporation, Pfizer and its officers and directors shall also for the purposes of this Article SIXTH and the other provisions of this Certificate of Incorporation: (i) have fully satisfied and fulfilled their fiduciary duties to the Corporation and its stockholders; (ii) be deemed to have acted in good faith and in a manner such persons reasonably believe to be in and not opposed to the best interests of the Corporation; and (iii) be deemed not to have breached their duties of loyalty to the Corporation and its stockholders and not to have derived an improper personal benefit therefrom. Any such contract, agreement, arrangement or transaction involving a corporate opportunity not so approved shall not by reason thereof result in any such breach of any fiduciary duty or duty of loyalty or failure to act in good faith or in the best interests of the Corporation or derivation of any improper personal benefit, but shall be governed by the other provisions of this Article SIXTH, this Certificate of Incorporation, the By-Laws, the GCL and other applicable law.~~
~~F. Notwithstanding anything in this Certificate of Incorporation to the contrary and in addition to any vote of the Board of Directors required by this Certificate of Incorporation or the GCL, until the occurrence of the Operative Date (as defined below), for so long as Pfizer owns a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), the affirmative vote of a majority of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article SIXTH; thereafter, the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, any provision of this Article SIXTH. Neither the amendment, alteration, termination or repeal of this Article SIXTH nor the adoption of any provision inconsistent with this Article SIXTH shall eliminate or reduce the effect of this Article SIXTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article SIXTH, would accrue or arise, prior to such amendment, alteration, termination, repeal or adoption.~~
~~G. For purposes of this Article SIXTH:~~
~~(i) “Corporation” means the Corporation and all corporations, partnerships, joint ventures, limited liability companies, trusts, associations and other entities in which the Corporation owns (directly or indirectly) fifty percent (50%) or more of the outstanding voting stock, voting power, partnership interests or similar ownership interests; and~~

ZOETIS 2022 PROXY STATEMENT – Appendix B 3

APPENDIX B. SUPERMAJORITY AMENDMENT
~~(ii) “Operative Date” means the first date on which Pfizer ceases to beneficially own (as such term is defined in Rule 16a-1(a)(2) promulgated by the SEC under the Exchange Act), in the aggregate, shares entitled to twenty percent (20%) or more of the votes entitled to be cast (on matters other than the election of directors) by the holders of the then outstanding Common Stock.~~
~~H. Following the Operative Date, any contract, agreement, arrangement or transaction involving a corporate opportunity not approved or allocated as provided in this Article SIXTH shall not by reason thereof result in any breach of any fiduciary duty or duty of loyalty or failure to act in good faith or in the best interests of the Corporation or derivation of any improper personal benefit, but shall be governed by the other provisions of this Certificate of Incorporation, the By-Laws, the GCL and other applicable law.~~
~~I. This Article SIXTH shall become inoperative and of no further effect following the Operative Date.~~
~~SEVENTH: In anticipation that the Corporation and Pfizer may enter into contracts or otherwise transact business with each other and that the Corporation may derive benefits therefrom, the provisions of this Article SEVENTH are set forth to regulate and define certain contractual relations and other business relations of the Corporation as they may involve Pfizer, and the powers, rights, duties and liabilities of the Corporation in connection therewith. The provisions of this Article SEVENTH are in addition to, and not in limitation of, the provisions of the GCL and the other provisions of this Certificate of Incorporation. Any contract or business relation that does not comply with the procedures set forth in this Article SEVENTH shall not by reason thereof be deemed void or voidable or result in any breach of any fiduciary duty or duty of loyalty or failure to act in good faith or in the best interests of the Corporation or derivation of any improper personal benefit, but shall be governed by the provisions of this Certificate of Incorporation, the By-Laws, the GCL and other applicable law.~~
~~A. No contract, agreement, arrangement or transaction between the Corporation and Pfizer shall be void or voidable solely for the reason that Pfizer is a party thereto, and Pfizer and its directors and officers (i) shall have fully satisfied and fulfilled their fiduciary duties to the Corporation and its stockholders with respect thereto; (ii) shall not be liable to the Corporation or its stockholders for any breach of fiduciary duty by reason of the entering into, performance or consummation of any such contract, agreement, arrangement or transaction; (iii) shall be deemed to have acted in good faith and in a manner they reasonably believed to be in and not opposed to the best interests of the Corporation for purposes of this Certificate of Incorporation; and (iv) shall be deemed not to have breached their duties of loyalty to the Corporation and its stockholders and not to have derived an improper personal benefit therefrom for the purposes of this Certificate of Incorporation, if:~~
~~(i) the material facts as to such contract, agreement, arrangement or transaction are disclosed to or are known by the Board of Directors or the committee thereof that authorizes such contract, agreement, arrangement or transaction, and the Board of Directors or such committee in good faith authorizes such contract, agreement, arrangement or transaction by the affirmative vote of a majority of the disinterested directors, even if the disinterested directors constitute less than a quorum;~~
~~(ii) the material facts as to such contract, agreement, arrangement or transaction are disclosed to or are known by the holders of shares of Common Stock entitled to vote thereon, and such contract, agreement, arrangement or transaction is specifically approved in good faith by the affirmative vote~~

Appendix B 4 – ZOETIS 2022 PROXY STATEMENT

APPENDIX B. SUPERMAJORITY AMENDMENT
~~of a majority of the votes entitled to be cast thereon by the holders of the then outstanding Common Stock, except shares of Common Stock that are beneficially owned (as such term is defined in Rule 16a-1(a)(2) promulgated by the SEC under the Exchange Act) or the voting of which is controlled by Pfizer; or~~
~~(iii) such contract, agreement, arrangement or transaction, when viewed in light of the circumstances at the time of the commitment, is fair to the Corporation.~~
~~B. Directors of the Corporation who are also directors or officers of Pfizer may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes such contract, agreement, arrangement or transaction. Shares of Common Stock owned by Pfizer may be counted in determining the presence of a quorum at a meeting of stockholders called to authorize such contract, agreement, arrangement or transaction.~~
~~C. Any person or entity purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article SEVENTH.~~
~~D. For purposes of this Article SEVENTH, any contract, agreement, arrangement or transaction with any corporation, partnership, joint venture, limited liability company, trust, association or other entity in which the Corporation owns (directly or indirectly) fifty percent (50%) or more of the outstanding voting stock, voting power, partnership interests or similar ownership interests, or with any officer or director thereof, shall be deemed to be a contract, agreement, arrangement or transaction with the Corporation.~~
~~E. For the purpose of this Article SEVENTH, “Corporation” and “Operative Date” have the meanings set forth in Article SIXTH of this Certificate of Incorporation.~~
~~F. Notwithstanding anything in this Certificate of Incorporation to the contrary and in addition to any vote of the Board of Directors required by this Certificate of Incorporation or the GCL, until the occurrence of the Operative Date, for so long as Pfizer owns a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), the affirmative vote of a majority of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article SEVENTH; thereafter, the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, any provision of this Article SEVENTH. Neither the amendment, alteration, termination or repeal of this Article SEVENTH nor the adoption of any provision inconsistent with this Article SEVENTH shall eliminate or reduce the effect of this Article SEVENTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article SEVENTH, would accrue or arise, prior to such amendment, alteration, termination, repeal or adoption.~~
~~G. This Article SEVENTH shall become inoperative and of no further effect following the Operative Date.~~
~~EIGHTH: A. In anticipation that Pfizer will remain a stockholder of the Corporation and may have continued contractual, corporate and business relations with the Corporation, the provisions of this Article EIGHTH~~

ZOETIS 2022 PROXY STATEMENT – Appendix B 5

APPENDIX B. SUPERMAJORITY AMENDMENT
~~are set forth to regulate and define the conduct of certain affairs of the Corporation as they may impact Pfizer and its legal and regulatory status.~~
~~B. The Corporation shall not, without the prior written consent of Pfizer (which shall not be unreasonably withheld, conditioned or delayed), engage, directly or indirectly, in any act or activity, which, to the knowledge of the Corporation, would: (i) require Pfizer to obtain any approval, consent or authorization of or otherwise become subject to any statute, rule, regulation, ordinance, order, decree or other legal restriction of any federal, state, local or foreign governmental, administrative or regulatory authority, agency or instrumentality (collectively, “Applicable Laws”); or (ii) cause any director of the Corporation who is also a director or officer of Pfizer to be ineligible to serve, or prohibited from serving, as a director of the Corporation or, in the case where such person is a director of Pfizer, ineligible to serve as a director of Pfizer under or pursuant to any Applicable Law. Pfizer shall not be liable to the Corporation or its stockholders, in each case, for breach of any fiduciary duty by reason of the fact that Pfizer gives or withholds any consent for any reason in connection with this Article EIGHTH. No vote cast or other action taken by any person who is an officer, director or other representative of Pfizer which vote is cast or action is taken by such person in his or her capacity as a director of the Corporation shall constitute a consent of Pfizer for the purpose of this Article EIGHTH. For purposes of this Article EIGHTH, the Corporation shall be deemed to have knowledge of (x) all Applicable Laws in effect on the date hereof and of all Applicable Laws in effect immediately prior to taking any action or engaging in any activity which would have any of the effects contemplated by clause (i) or (ii) above and (y) all of the businesses and activities in which Pfizer is engaged on the date hereof and of all businesses and activities in which Pfizer is engaged immediately prior to taking any action or engaging in any activity which would have any of the effects contemplated by clause (i) or (ii) above, in each case to the extent that such business or activity is disclosed in the public domain.~~
~~C. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article EIGHTH.~~
~~D. For purposes of this Article EIGHTH, the “Corporation” and the “Operative Date” have the meanings set forth in Article SIXTH of this Certificate of Incorporation.~~
~~E. Notwithstanding anything in this Certificate of Incorporation to the contrary and in addition to any vote of the Board of Directors required by this Certificate of Incorporation or the GCL, until the occurrence of the Operative Date, for so long as Pfizer owns a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), the affirmative vote of a majority of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article EIGHTH; thereafter, the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, any provision of this Article EIGHTH. Neither the amendment, alteration, termination or repeal of this Article EIGHTH nor the adoption of any provision inconsistent with this Article EIGHTH shall eliminate or reduce the effect of this Article EIGHTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article EIGHTH, would accrue or arise, prior to such amendment, alteration, termination, repeal or adoption.~~

Appendix B 6 – ZOETIS 2022 PROXY STATEMENT

APPENDIX B. SUPERMAJORITY AMENDMENT
~~F. This Article EIGHTH shall become inoperative and of no further effect following the Operative Date.~~
SIXTH~~NINTH~~: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) within or without the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.
SEVENTH~~TENTH: A. Until the first date on which Pfizer ceases to beneficially own a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted. From and after the first date on which Pfizer ceases to beneficially own a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), a~~ Any action required or permitted to be taken by the stockholders of the Corporation must be effected solely at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
~~B. In addition to any vote of the Board of Directors required by this Certificate of Incorporation or the GCL, for so long as Pfizer owns a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), the affirmative vote of a majority of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article TENTH; thereafter, the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, any provision of this Article TENTH.~~
EIGHTH~~ELEVENTH~~: Unless the Corporation (through approval of the Board of Directors) consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any actual or purported derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the GCL; or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to consented to the provisions of this Article ELEVENTH.
NINTH~~TWELFTH~~: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ZOETIS 2022 PROXY STATEMENT – Appendix B 7

APPENDIX C. DECLASSIFICATION AMENDMENT

FIFTH:
B. Prior to the 2022 annual meeting of stockholders, t~~T~~he directors shall be divided into three classes, designated class I, class II and class III. So long as the Board of Directors is classified, ~~E~~each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. ~~The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial class I directors shall terminate on the date of the 2014 annual meeting of stockholders; the term of the initial class II directors shall terminate on the date of the 2015 annual meeting of stockholders; and the term of the initial class III directors shall terminate on the date of the 2016 annual meeting of stockholders or, in each case, upon such director’s earlier death, resignation or removal. At each succeeding annual meeting of stockholders beginning in 2014, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term and until their successors are duly elected and qualified.~~ Commencing with the 2022 annual meeting of stockholders, each class of directors whose term shall then expire shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders. ~~If the number of directors is changed, any increase or decrease shall be apportioned by the Board of Directors among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class~~ Any director elected to fill a vacancy resulting from an increase in ~~such class~~ the number of directors or from the removal from office, death, disability, resignation or disqualification of a director or other cause shall hold office for the unexpired term of his or her predecessor in office ~~a term that shall coincide with the remaining term of that class~~ or, in the case of an additional director, until the next annual meeting of stockholders, but in no case will a decrease in the number of directors have the effect of removing or shortening the term of any incumbent director. In addition to any vote of the Board of Directors required by this Certificate of Incorporation or the GCL, for so long as Pfizer owns a majority of the total voting power of the outstanding shares of all classes of capital stock entitled to vote (on matters other than the election of directors), the affirmative vote of a majority of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this paragraph B of Article FIFTH; thereafter, the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast thereon by the holders of the then outstanding capital stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this paragraph B of Article FIFTH.

ZOETIS 2022 PROXY STATEMENT – Appendix C 1

10 Sylvan Way
Parsippany, NJ 07054
+1 973 822 7000
www.zoetis.com

The trademarks, logos and service marks appearing in this Proxy Statement, whether or not appearing with a trademark symbol, are owned or licensed by Zoetis Services LLC or an affiliate.
© 2022 Zoetis Services LLC. All rights reserved

ZOETIS INC.ATTN: CORPORATE SECRETARY 10 SYLVAN WAYPARSIPPANY, NJ 07054SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Annual Shareholder Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 18, 2022 for shares held directly and by 11:59 p.m. EDT on May 16, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Annual Shareholder Meeting - Go to www.virtualshareholdermeeting.com/ZTS2022You may participate in the Annual Shareholder Meeting via the Internet and vote during the Annual Shareholder Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which shareholders may attend the Annual Shareholder Meeting.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 18, 2022 for shares held directly and by 11:59 p.m. EDT on May 16, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D78847-P65350-Z81660KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYZOETIS INC.The Board of Directors recommends you vote FOR the listed nominees.1. Election of DirectorsNominees:For Against Abstain1a. Paul M. Bisaro! ! !The Board of Directors recommends you vote FOR Proposal 5.5. Approval of an amendment to our Restated Certificate ofFor Against Abstain1b. Frank A. D'Amelio ! ! !1c. Michael B. McCallister ! ! !The Board of Directors recommends you vote FOR Proposal 2.2. Advisory vote to approve our executive compensation. ! ! !The Board of Directors recommends you vote FOR Proposal 3.3. Approval of an Amendment and Restatement of our 2013 ! ! !Equity and Incentive Plan.The Board of Directors recommends you vote FOR Proposal 4.4. Ratification of appointment of KPMG LLP as our ! ! !independent registered public accounting firm for 2022.Incorporation to eliminate supermajority voting provisions ! ! !and certain provisions related to Pfizer Inc.The Board of Directors recommends you vote FOR Proposal 6.6. Approval of an amendment to our Restated Certificate ! ! !of Incorporation to declassify the Board of Directors.NOTE: Such other business as may properly come before the Annual Shareholder Meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Shareholder Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D78848-P65350-Z81660ZOETIS INC.Annual Shareholder Meeting May 19, 2022 8:00 AM, EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Heidi C. Chen and Salvatore J. Gagliardi, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Zoetis Inc. that the shareholder(s) is/are entitled to vote at the Annual Shareholder Meeting to be held at 8:00 AM, EDT on May 19, 2022, via live webcast at www.virtualshareholdermeeting.com/ZTS2022, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.In their discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Shareholder Meeting.If shares of Zoetis Inc. common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Zoetis Inc. common stock held in the undersigned’s name and/or account under such Employee Voting Plan in accordance with the instructions given herein, at Zoetis Inc.’s Annual Shareholder Meeting and any adjournment or postponement thereof, on all matters properly coming before the Annual Shareholder Meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. Employee Voting Plan shares may not be voted at the Annual Shareholder Meeting. All votes of Employee Voting Plan shares must be received by 11:59 P.M., EDT, Monday, May 16, 2022, in order to be counted.Continued and to be signed on reverse side